      Filed with the Securities and Exchange Commission on January 30, 2004
                                                                File No. 2-95074

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933        /XX/

                                    Pre-Effective Amendment No.__           /  /
                                    Post-Effective Amendment No. 24         /XX/
                                       and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940       /XX/

                              Amendment No. 26                              /XX/
                        (Check appropriate box or boxes)

                                   ----------

                              RSI RETIREMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                  317 Madison Avenue, New York, New York 10017
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (2l2) 503-0100

                                   ----------

                             Stephen P. Pollak, Esq.
                               317 Madison Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

                                    Copy to:
                             Joel H. Goldberg, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                          New York, New York 10022-6069

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
---
 X   on February 1, 2004 pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(1)
---
     on (date) pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2)
---
     on (date) pursuant to paragraph (a)(2) of Rule 485.
---
If appropriate, check the following box:
     This post-effective amendment designates a new effective date for a
---
     previously filed post effective amendment.

[GRAPHIC]

PROSPECTUS

RSI RETIREMENT TRUST


CORE EQUITY FUND
VALUE EQUITY FUND
EMERGING GROWTH EQUITY FUND
INTERNATIONAL EQUITY FUND
ACTIVELY MANAGED BOND FUND
INTERMEDIATE-TERM BOND FUND
SHORT-TERM INVESTMENT FUND


FEBRUARY 1, 2004


[LOGO]
BROKER/DEALER:
RETIREMENT SYSTEM
DISTRIBUTORS INC.

317 MADISON AVENUE
NEW YORK, NY  10017-5201
800-772-3615

www.rsgroup.com

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE
ADEQUACY OR ACCURACY OF THE PROSPECTUS.   ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


               Overview........................................................1
               The Equity Funds................................................1
                 Core Equity Fund..............................................1
                 Value Equity Fund.............................................2
                 Emerging Growth Equity Fund...................................2
                 International Equity Fund.....................................2
                 Principal Strategies..........................................2
                 Main Risks....................................................3
                 Risk Comparison Among the Funds...............................4
                 Fund Performance..............................................4
               Fee Table.......................................................9
               The Bond Funds.................................................10
                 Actively Managed Bond Fund...................................10
                 Intermediate-Term Bond Fund..................................10
                 Short-Term Investment Fund...................................10
                 Principal Strategies.........................................10
                 Main Risks...................................................11
                 Risk Comparison Among the Funds..............................12
                 Fund Performance.............................................12
               Fee Table......................................................15
               Other Information About the Funds' Investments.................16
                 Special Policy Relating to Distributions.....................16
                 Additional Information About the Funds' Investment Policies and
                  Risks.......................................................16
               How the Funds are Managed......................................22
                 Manager of Managers Structure................................22
                 The Investment Advisers......................................22
                 The Portfolio Managers.......................................23
                 Amounts Paid for Portfolio Management........................25
               Investing in the Trust.........................................25
                 Who May Invest...............................................25
                 Employer Sponsored Plans.....................................26
                 Full Participating Trusts....................................26
                 Participating Trusts of Eligible Employers Other Than Full
                  Participating Trusts........................................27
                 Individual Retirement Accounts (IRAs)........................28
               Purchases......................................................28
               Withdrawals and Exchanges......................................29
                 Withdrawals from Investment Funds (Redemptions)..............29
                 Withdrawal Due to Disqualification...........................30
                 Exchanges....................................................30
               Valuation of Units.............................................31
               Distributions and Taxes........................................31
               Administration of the Trust....................................32
                 The Distribution Agreement...................................32
                 The Service Agreement........................................32
                 Custodian....................................................32
                 Expenses.....................................................32
               General Information............................................32
                 Units of Beneficial Interest and Voting Rights...............32
               Financial Highlights...........................................33
               Counsel and Auditors...........................................37

                                     RSI RETIREMENT TRUST


OVERVIEW


                         RSI Retirement Trust (the "Trust") is a no load series
                  mutual fund that currently offers seven investment funds ("Investment Funds" or "Funds"), each with its own investment objectives and investment strategies. The Investment Funds include four equity funds (the "Equity Funds") and three fixed-income funds (the "Bond Funds").

                         Each of the Investment Funds has an objective of a
                  TOTAL RETURN* that exceeds the total return of a specified index or average. The PRIMARY INVESTMENTS of each Investment Fund are:


                        CORE EQUITY FUND:             Equity securities of companies considered for
                                                        growth only and for growth and income, or
                                                        equity securities included in the S&P 500
                                                        Index.
                        VALUE EQUITY FUND:            Equity securities of companies considered to
                                                        be undervalued.
                        EMERGING GROWTH EQUITY FUND:  Equity securities of companies with small market capitalizations, including rapidly
                                                        growing, emerging companies.
                        INTERNATIONAL EQUITY FUND:    Equity securities of companies domiciled
                                                        outside of the United States.
                        ACTIVELY MANAGED BOND FUND:   U.S. Government securities and high grade
                                                        corporate bonds, without limit as to
                                                        maturity.
                        INTERMEDIATE-TERM BOND FUND:  U.S. Government securities and high grade corporate bonds, with an average weighted
                                                        portfolio maturity of 2 1/2 to 5 years and
                                                        average modified duration of 2 1/2 to 4
                                                        years.
                        SHORT-TERM INVESTMENT FUND:   U.S. Government and high quality corporate,
                                                        short-term fixed income securities.


                      * TOTAL RETURN includes both CAPITAL RETURN (appreciation
                        or depreciation in net asset value) and INCOME RETURN (dividends and any interest income, net of operating expenses).
                  --------------------------------------------------------------
                  THE FUNDS ARE OFFERED ONLY TO:
                      - EMPLOYER-SPONSORED TAX-EXEMPT RETIREMENT TRUSTS
                        IMPLEMENTING TAX-QUALIFIED PENSION OR PROFIT SHARING PLANS; AND

                      - TAX-EXEMPT INDIVIDUAL RETIREMENT TRUSTS OR CUSTODIAL
                        ACCOUNTS, FUNDING INDIVIDUAL RETIREMENT ACCOUNTS.
                  --------------------------------------------------------------

                         This Prospectus sets forth information about the Funds
                  that an investor ought to know before investing. Please read and retain this Prospectus for future reference. For information about how to obtain additional information about the Trust and the Investment Funds, see the back cover of this Prospectus.

THE EQUITY FUNDS

                  CORE EQUITY FUND

                      - OBJECTIVE: A TOTAL RETURN that exceeds the total return
                        of the Lipper Large-Cap Core Funds Average measured over a period of three to five years.

                      - PRIMARY INVESTMENTS: Equity securities (common stocks
                        and other equity-based securities).

                  VALUE EQUITY FUND:

                      - OBJECTIVE: A TOTAL RETURN that exceeds the total return
                        of the Lipper Large-Cap Value Funds Average measured over a period of three to five years.

                      - PRIMARY INVESTMENTS: Equity securities of companies
                        considered to be undervalued.

                  EMERGING GROWTH EQUITY FUND:


                      - OBJECTIVE: A TOTAL RETURN that exceeds the total return
                        of the Lipper Small-Cap Core Funds Average measured over a period of three to five years.


                      - PRIMARY INVESTMENTS: Equity securities of companies with small market capitalizations, including rapidly growing, emerging companies.

                  INTERNATIONAL EQUITY FUND:

                      - OBJECTIVE: A TOTAL RETURN (currency adjusted) that
                        exceeds the total return of the Lipper International Funds Average measured over a period of three to five years.

                      - PRIMARY INVESTMENTS: Equity securities of companies
                        domiciled outside of the United States.


                         The investment objectives of all the Funds are not
                  fundamental and may be changed by the Trustees without unitholder approval. There is no assurance that any Fund will meet its objective, and investors in any of the Funds could lose money. Each Fund will provide 60 days' prior written notice to unitholders of a change in its non-fundamental policy of investing the stated amounts in investments suggested by its name.


                  PRINCIPAL STRATEGIES


                         All of the Equity Funds invest primarily in common
                  stocks and other equity-based securities, such as securities convertible into common stocks, warrants to purchase common stocks, and American Depositary Receipts ("ADRs") for common stock of foreign companies. Each of the Equity Funds may temporarily hold a portion (not exceeding 25%) of its assets in cash equivalents. Under normal market conditions, however, the Funds will be fully invested (I.E., at least 90%) in equity-based securities.



                         In general, the Equity Funds will invest in companies
                  with market capitalizations in excess of $1 billion, except for the EMERGING GROWTH EQUITY FUND, which will normally invest in companies with market capitalizations not greater than the largest Russell 2000 Index stock (currently approximately $2.06 billion) to be determined at the time of purchase. Except for the INTERNATIONAL EQUITY FUND, each of the Equity Funds may invest no more than 20% of its total assets in securities of foreign issuers.


                         Subject to the following sentence, the CORE EQUITY FUND
                  will select securities of a company considering such factors as the sales, growth, and profitability prospects for the company's economic sector and markets and the products or services it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price. Forty percent of the Fund will be managed using an index approach, seeking to track the performance of the S&P 500 Index (the "Index"), selecting securities based upon their inclusion in the Index.

                         The Index portion of the Fund will be managed using a
                  replication strategy, under which the manager will seek to track the performance of the Index by purchasing the securities represented in the Index in approximately the same weightings as the Index. Generally, securities in the Index portion of the Fund will not be changed other than in conjunction with changes in the Index, even if there are adverse developments concerning a particular security, company or industry. The Index portion will be subject to "index risk" which means that the performance of the Index portion of the Fund will be closely tied to the Index. If the Index loses value, it is likely that the performance of the Index portion will go down as well. In addition, performance will not exactly match that of the Index because the Fund incurs operating expenses and investment overhead as part of its normal operations while an index is an unmanaged group of securities that does not have these expenses. The factors that can cause the Index portion to perform differently from the Index are called tracking differences.

                         The VALUE EQUITY FUND will select securities of
                  companies that its investment manager considers to be "undervalued" due to the perceptions of other investors and selling at unjustifiably low price/earnings ratios or price-to-book ratios, or offer exceptional dividend yield. The investment manager looks for financially sound companies that offer prospects for significant earnings or dividend growth relative to their market prices. At the time of purchase by the Fund, such companies generally will have price/earnings or other valuation ratios that are lower than average for companies included in the broad stock market indices.

                         The EMERGING GROWTH EQUITY FUND will select securities
                  of companies that its investment manager expects to experience earnings growth and/or above average capital appreciation in the next few years. Such companies may include: newer companies that are able to identify and service a market niche; more mature companies that restructure their operations or develop a new product or service that enhances the company's sales and profit growth potential; and small to medium-sized companies (I.E., companies with market capitalizations not greater than the largest Russell 2000 Index stock determined at the time of purchase) that, because of successful market penetration, expect to experience accelerating revenue and earnings growth. Compared to companies in the same or a similar industry and included in the broad stock market indices, emerging growth companies generally exhibit higher than average sales, earnings and growth, and smaller than average market capitalization and/or above average capital appreciation.

                         The INTERNATIONAL EQUITY FUND invests primarily in
                  securities of companies domiciled outside of the United States, and may also invest in securities of United States companies which derive, or are expected to derive, a majority of their revenues from operations outside the United States. However, investments in such United States companies will normally be less than 10% of the Fund's total assets. The Fund will not invest in developing countries, and it will not invest in any foreign market unless the investment adviser, the Fund custodian and Fund management are satisfied with local administrative and regulatory controls within the market.

                         The INTERNATIONAL EQUITY FUND will select securities of
                  companies considering such factors as the sales, growth, and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides; the financial condition of the company, its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate for the company, and the relation of those figures to the current price.

                         All of the Funds will sell securities when the
                  investment manager deems them to have fulfilled the potential for which they were chosen, when they are deemed to no longer fit the strategy of the Fund, or to obtain cash for other, more promising investments. None of the Funds will purchase securities solely for the purpose of short-term trading, but the turnover rate for a Fund will not be a factor preventing sale or purchase when the investment manager believes investment considerations warrant such sale or purchase.

                  MAIN RISKS

                         MARKET RISK: Market risk is the risk that the stock
                  market will go down in value, including the possibility that the market will go down sharply and unpredictably. Such downturns can cause the securities held by the Funds to lose value, even if those securities are performing as well as or better than the market generally. Investments in foreign markets are subject to similar market risk, and there is a risk that a foreign market may decline during a period when the United States stock market is stable or rising.


                         STOCK SELECTION RISK: Stock selection risk is the risk
                  that the Funds' investment managers will make the wrong choices when selecting investments (E.G., a Fund's investments may underperform the market or securities of similar companies, securities of a company selected as a Fund as being undervalued may fail to appreciate as expected). You should be aware that the performance of different types of equity securities may decline under varying market conditions. For example, "growth" stocks (in which the Emerging Growth Equity Fund invests) may perform well under circumstances in which "value" stocks (in which the Value Equity Fund invests) in general have fallen and vice versa.


                         LIQUIDITY RISK: Liquidity risk is the risk of possible
                  limited volume of frequency of trades for certain issues.

                         INFLATION RISK: Inflation risk is the risk that a
                  portion of an investment's return may be eliminated by inflation.

                         FOREIGN INVESTMENT RISK: The INTERNATIONAL EQUITY FUND
                  invests primarily in foreign securities. Investments in securities of foreign issuers and in securities involving foreign currencies have additional risks, including the effect of different economies, changes in currency rates, possible adverse political and economic developments, and possible government-imposed investment restrictions. Also, foreign securities trading on foreign exchanges may be less liquid and more volatile than securities of comparable domestic issuers trading in United States markets. Therefore, foreign securities may be harder to value and harder to buy or sell than U.S. securities.

                  RISK COMPARISON AMONG THE FUNDS

                         Over time, the VALUE EQUITY FUND may exhibit a slightly
                  higher degree of risk and price volatility than the Core Equity Fund.


                         The EMERGING GROWTH EQUITY FUND generally will have a
                  higher degree of risk and price volatility than the Core Equity Fund, the Value Equity Fund, and the International Equity Fund.


                  FUND PERFORMANCE

                         The following bar graphs and tables give some
                  indication of the risks of investing in the Funds by showing changes in a Fund's performance from year to year over a 10-year period and by showing how a Fund's average annual returns for one, five, and ten years compare to that of a broad-based securities market index. How a Fund has performed in the past is not necessarily an indication of how a Fund will perform in the future.

                         The figures for best and worst quarter returns during
                  the same 10-year period show the Funds' potential for short-term performance swings.

CORE EQUITY FUND

                     Calendar Year Total Returns

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1994    1.31%
     1995   40.17%
     1996   21.53%
     1997   25.32%
     1998   25.85%
     1999   20.29%
     2000   -5.66%
     2001  -17.76%
     2002  -29.69%
     2003   23.76%

       BEST QUARTER: 19.93% (4th quarter of 1998)
     WORST QUARTER: -16.96% (2nd quarter of 2002)

                     Average Annual Total Returns at 12/31/03


----------------------------------------------------------------------
                                     1 Year      5 Years      10 Years
----------------------------------------------------------------------
  Core Equity Fund(1)                 23.76%          -4.08%    8.26%
  S&P 500(2)                          28.69%          -0.57%   11.06%
  Lipper Large-Cap Core Funds
   Average(3)                         25.59%          -1.75%    8.78%


1 The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

2 An unmanaged index that reflects the performance of the broad equity market. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

3 Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

VALUE EQUITY FUND

                     Calendar Year Total Returns

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1994   -1.14%
     1995   33.96%
     1996   25.90%
     1997   31.70%
     1998   17.90%
     1999   14.38%
     2000   17.60%
     2001   -7.84%
     2002  -18.88%
     2003   23.88%

       BEST QUARTER: 21.01% (4th quarter of 1998)
     WORST QUARTER: -16.58% (3rd quarter of 2002)

                     Average Annual Total Returns at 12/31/03


--------------------------------------------------------------
                                     1 Year  5 Years  10 Years
--------------------------------------------------------------
  Value Equity Fund(1)               23.88%   4.49%    12.42%
  Russell 1000 Value(2)              30.03%   3.56%    11.87%
  Lipper Large-Cap Value Funds
   Average(3)                        28.27%   2.07%     9.65%


1 The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

2 A representative index that reflects the performance of approximately 750 stocks with a less than average growth orientation; low price-to-book and price-earnings ratios and higher dividend yields. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

3 Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

EMERGING GROWTH EQUITY FUND

                     Calendar Year Total Returns

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1994    3.53%
     1995   42.83%
     1996   27.09%
     1997    8.25%
     1998   -7.08%
     1999   76.31%
     2000   -9.67%
     2001  -17.78%
     2002  -42.97%
     2003   40.21%

       BEST QUARTER: 48.09% (4th quarter of 1999)
     WORST QUARTER: -28.19% (3rd quarter of 1998)

                     Average Annual Total Returns at 12/31/03


--------------------------------------------------------------
                                     1 Year  5 Years  10 Years
--------------------------------------------------------------
  Emerging Growth Equity Fund(1)     40.21%   0.92%     7.07%
  Russell 2000(2)                    47.25%   7.13%     9.47%
  Lipper Small-Cap Core Funds
   Average(3)                        44.24%  10.07%    10.04%



1 The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

2 A representative index that reflects the performance of 2000 small company securities (growth and value stocks with a dollar-weighted average market capitalization of approximately $860 million). An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

3 Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

INTERNATIONAL
EQUITY
FUND

                     Calendar Year Total Returns

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1994    0.77%
     1995   12.46%
     1996   10.86%
     1997    0.92%
     1998   14.79%
     1999   26.78%
     2000   -8.99%
     2001  -19.80%
     2002  -18.64%
     2003   26.46%

       BEST QUARTER: 20.49% (4th quarter of 1999)
     WORST QUARTER: -20.28% (3rd quarter of 2002)

                     Average Annual Total Returns at 12/31/03


---------------------------------------------------------------------
                                     1 Year     5 Years      10 Years
---------------------------------------------------------------------
  International Equity Fund(1)       26.46%          -0.98%    3.31%
  EAFE(2)                            38.59%          -0.05%    4.47%
  Lipper International Funds
   Average(3)                        34.74%           1.28%    4.65%


1 The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

2 EAFE Index (Morgan Stanley Capital Index covering Europe, Australia, and the Far East) represents more than 900 non-U.S. stocks in over 20 countries. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

3 Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

FEE TABLE

                  Shown below are all expenses incurred by the Investment Funds, during the 2003 fiscal year, restated where appropriate, to reflect current fees. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                             EMERGING   INTER-
                                                       CORE       VALUE      GROWTH     NATIONAL
                                                       EQUITY     EQUITY     EQUITY     EQUITY
                                                       FUND       FUND       FUND       FUND
                                                       --------   --------   --------   --------
I.     SHAREHOLDER FEES
         (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on
         Purchases...................................     None       None       None       None
         Maximum Deferred Sales Charge (Load)........     None       None       None       None
         Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends........................     None       None       None       None
         Redemption Fee..............................     None       None       None       None
         Exchange Fee................................     None       None       None       None

II.    ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from fund assets
         as a percentage of average net assets)
         Management Fees.............................     .52%       .57%      1.01%       .79%
         Distribution (12b-1) Fees...................     None       None       None       None
         Other Expenses..............................     .58%       .75%       .95%       .91%
         Total Annual Fund Operating Expenses........    1.10%      1.32%      1.96%      1.70%

                 III. EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                     The Example assumes that you invest $10,000 in a Fund for
                 the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         EMERGING   INTER-
                                                   CORE       VALUE      GROWTH     NATIONAL
                                                   EQUITY     EQUITY     EQUITY     EQUITY
                                                   FUND       FUND       FUND       FUND
                                                   --------   --------   --------   --------
1 year...........................................     $112       $134       $199       $173
3 years..........................................     $350       $418       $615       $536
5 years..........................................     $606       $723     $1,057       $923
10 years.........................................   $1,340     $1,590     $2,285     $2,009

                     The purpose of this table is to assist investors in
                  understanding the costs and expenses an investor in the Trust will bear. SEE, "Administration of the Trust - The Distribution Agreement" and "Administration of the Trust - Expenses" for a more complete description of these costs and expenses.

                  A. Annual Fund Operating Expenses are based on each Investment
                     Fund's historical expenses adjusted in the case of each Investment Fund to reflect current fees. The Investment Funds incur Other Expenses for maintaining unit records, furnishing unitholder statements and reports and other services. SEE, "Administration of the Trust - The Service Agreement" for further information, including information regarding certain changes to the fees paid in connection with the Service Agreement, which changes went into effect June 1, 2003. Management Fees and Other Expenses have already been reflected in each Investment Fund's unit price and are not charged directly to individual unit holder accounts. SEE, "How the Funds are Managed" and "Administration of the Trust - Expenses" for further information.

                  B. Example of Expenses. The hypothetical example illustrates the expenses associated with a $10,000 investment over periods of 1, 3, 5 and 10 years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which will vary. Please refer to "Financial Highlights" for each Investment Fund's past performance.

THE BOND FUNDS

                  ACTIVELY MANAGED BOND FUND:

                      - OBJECTIVE: A TOTAL RETURN that exceeds that of the
                        Lipper General U.S. Government Funds Average measured over a period of three to five years.


                      - PRIMARY INVESTMENTS: U.S. Government securities,
                        securities issued by any agency or instrumentality of the U.S. Government and high grade corporate bonds, without limit as to maturity.


                      - PRIMARY EMPHASIS: Seeking its objective through periodic altering of the structure and average weighted maturity of the portfolio.

                  INTERMEDIATE-TERM BOND FUND:

                      - OBJECTIVE: A TOTAL RETURN that exceeds that of the
                        Lipper Short-Intermediate (one to five year maturity) U.S. Government Funds Average measured over a period of three to five years.


                      - PRIMARY INVESTMENTS: U.S. Government securities,
                        securities issued by any agency or instrumentality of the U.S. Government and high grade corporate bonds, with an average weighted portfolio maturity of 2 1/2 to 5 years.


                      - PRIMARY EMPHASIS: A high level of current income, with
                        consideration also given to safety of principal.

                  SHORT-TERM INVESTMENT FUND:

                      - OBJECTIVE: A 12 month TOTAL RETURN that exceeds the
                        average return of a broad-based universe of money market funds.


                      - PRIMARY INVESTMENTS: U.S. Government securities,
                        securities issued by any agency or instrumentality of the U.S. Government and high quality corporate, short-term fixed income securities.


                      - PRIMARY EMPHASIS: Current income and safety of
                        principal.


                         THIS FUND IS NOT A MONEY MARKET FUND, IS NOT SUBJECT TO
                  THE QUALITY AND DURATION RESTRICTIONS APPLICABLE TO MONEY MARKET FUNDS AND ITS NET ASSET VALUE WILL FLUCTUATE.



                         The investment objectives of all the Funds are not
                  fundamental and may be changed by the Trustees without unitholder approval. Each Fund will provide 60 days prior written notice to unitholders of a change in its non-fundamental policy of investing the stated amounts in investments suggested by its name. There is no assurance that any Fund will meet its objective, and investors in any of the Funds could lose money.


                  PRINCIPAL STRATEGIES

                         The ACTIVELY MANAGED BOND FUND and the
                  INTERMEDIATE-TERM BOND FUND must invest at least 65% of their portfolios in U.S. Government securities. At least 75% of their portfolios must be invested in U.S. Government securities or in debt securities having a rating in one of the top two categories of a nationally known rating service. Any other investments for the portfolios must be U.S. corporate debt securities having a rating in one of the top three categories at the time of investment. Each Fund may invest in zero-coupon obligations of corporations, instruments evidencing ownership of future interest only (IO) or principal only (PO) payments on United States Treasury Bonds, and collateralized mortgage obligations. Each Fund may invest up to 10% of its total assets in securities of foreign issuers. A portion of the portfolio of each Fund may be temporarily held in cash equivalents.


                         Under normal market conditions, the ACTIVELY MANAGED
                  BOND FUND and INTERMEDIATE-TERM BOND FUND will invest at least 80% of their net assets in bonds. For purposes of this policy these Funds will consider bonds to include all fixed-income securities other than preferred stock and short-term commercial paper. All of the Funds will sell securities whenever such securities no longer meet the Funds' objectives or when the investment manager sees a more appropriate opportunity.


                         The ACTIVELY MANAGED BOND FUND seeks to achieve its
                  objective through selective investment in U.S. Government and corporate debt securities and through periodic altering of the structure (particularly the maturity structure) of the portfolio. The investment manager will lengthen and shorten the average dollar weighted maturity of the portfolio, and make shifts in quality and sector distribution, according to the manager's expectations for the future course of interest rates and the then prevailing price and yield levels in the fixed-income market. An important technique will be the manager's use of cash reserves (i.e., cash reserves would be increased when interest rates are expected to rise and decreased when interest rates are expected to drop). The ACTIVELY MANAGED BOND FUND invests in fixed-income securities without any restriction on maturity.

                         The INTERMEDIATE-TERM BOND FUND seeks to achieve its
                  objective by realizing a high level of current income, with consideration also given to safety of principal through investment in fixed-income securities either maturing within ten years or having an expected average life of under ten years. The Fund is managed within an average weighted portfolio maturity between 2 1/2 to 5 years and an average weighted modified duration between 2 1/2 years to 4 years. Investment emphasis is placed upon securing a stable rate of return through investment in a diversified portfolio of debt securities.


                         The SHORT-TERM INVESTMENT FUND purchases only
                  instruments which are callable on demand or with a remaining maturity of one year or less, except debt obligations issued or guaranteed by the United States government or its agencies or instrumentalities, which may have a remaining maturity of up to 2 years. The Fund will maintain an average weighted portfolio maturity of twelve months or less. The Fund may invest in: obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, bank obligations issued by United States banks and foreign banks, commercial paper and master demand notes issued by U.S. corporations, and bonds, debentures or notes issued by U.S. corporations. The Fund may invest up to 10% of its total assets in securities of foreign issuers.


                  MAIN RISKS

                         CREDIT RISK: This is the risk that issuer of a debt
                  security will default on any payment of interest or principal required by the terms of the security. This risk is greater for corporate securities than for United States Government securities, and greater for lower rated corporate securities than for higher rated ones.

                         INFLATION RISKS: Inflation risk is the risk that a
                  portion of an investment's return may be eliminated by inflation.


                         INTEREST RATE RISK: This is the risk that the value of
                  debt securities held in the Funds will decline when interest rates rise. Given the fact that interest rates are now at an all time low, the risk of rising interest rates may be increased. The effect on the price of the security is greater for securities with longer maturities. Therefore, this risk will increase for the ACTIVELY MANAGED BOND FUND as the average weighted maturity of its portfolio increases. IOs and POs are especially sensitive to changes in interest rates; a decline in interest rates could cause a severe drop in the value of IOs (as mortgages are prepaid at a faster rate than expected) and a rise in interest rates could cause a drop in the value of POs (as mortgages are prepaid at a slower rate than expected).


                         INTEREST RATE PREDICTION RISK: This is the risk that
                  the investment manager of the ACTIVELY MANAGED BOND FUND may incorrectly predict movements in the interest rate for according to which the Fund's investments are managed. If adjustments in the Fund's portfolio are made to accommodate interest rate changes that do not happen as predicted, the Fund will realize a lower return than it would had it not made the portfolio adjustments.

                  RISK COMPARISON AMONG THE FUNDS

                         The INTERMEDIATE-TERM BOND FUND generally will have a
                  higher degree of risk and price volatility than the Short-Term Investment Fund.

                         The ACTIVELY MANAGED BOND FUND generally will have a
                  higher degree of risk and price volatility than the Intermediate-Term Bond Fund and the Short-Term Investment Fund.

                  FUND PERFORMANCE

                         The following bar graphs and tables give some
                  indication of the risks of investing in the Funds by showing changes in a Fund's performance from year to year over a 10-year period and by showing how a Fund's average annual returns for one, five, and ten years compare to that of a broad-based securities market index. How a Fund has performed in the past is not necessarily an indication of how a Fund will perform in the future.


                         The figures for best and worst quarter returns during
                  the same 10-year period show the Funds' potential for short-term performance swings.



ACTIVELY MANAGED BOND FUND


                     Calendar Year Total Returns

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1994  -4.21%
     1995  17.70%
     1996   3.15%
     1997   9.70%
     1998   8.38%
     1999  -2.33%
     2000  12.96%
     2001   9.05%
     2002   8.72%
     2003   2.45%

       BEST QUARTER: 6.17% (2nd quarter of 1995)
     WORST QUARTER: -3.19% (1st quarter of 1994)


                     Average Annual Total Returns at 12/31/03



--------------------------------------------------------------
                                     1 Year  5 Years  10 Years
--------------------------------------------------------------
  Actively Managed Bond Fund(1)       2.45%   6.03%     6.36%
  Lehman Brothers Aggregate(2)        4.11%   6.62%     6.95%
  Lipper General U.S. Government
   Funds Average(3)                   1.30%   5.17%     5.69%


1 The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

2 Index that consists of U.S. Government, Corporate, Mortgage-Backed and Asset-Backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years). An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

3 Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

INTERMEDIATE-TERM BOND FUND


                     Calendar Year Total Returns

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1994  -2.54%
     1995  13.99%
     1996   4.02%
     1997   7.07%
     1998   6.69%
     1999   0.64%
     2000  10.00%
     2001   7.12%
     2002   4.43%
     2003   0.99%

       BEST QUARTER: 4.70% (2nd quarter of 1995)
     WORST QUARTER: -1.85% (1st quarter of 1994)


                     Average Annual Total Returns at 12/31/03



--------------------------------------------------------------
                                     1 Year  5 Years  10 Years
--------------------------------------------------------------
  Intermediate-Term Bond Fund(1)      0.99%   4.57%     5.14%
  Lehman Brothers Government
   Intermediate(2)                    2.30%   6.18%     6.32%
  Lipper Short-Intermediate U.S.
   Government Funds Average(3)        1.51%   5.23%     5.42%


1 The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

2 Index that consists of approximately 80% of U.S. Treasury issues and 20% of U.S. Government Agency issues with maturities ranging from one to ten years. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

3 Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

SHORT-TERM INVESTMENT FUND


                     Calendar Year Total Returns

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1994  3.40%
     1995  5.39%
     1996  4.70%
     1997  4.93%
     1998  5.03%
     1999  4.12%
     2000  6.34%
     2001  4.08%
     2002  1.65%
     2003  0.49%

      BEST QUARTER: 1.75% (4th quarter of 2000)
     WORST QUARTER: 0.08% (4th quarter of 2003)


                     Average Annual Total Returns at 12/31/03



--------------------------------------------------------------
                                     1 Year  5 Years  10 Years
--------------------------------------------------------------
  Short-Term Investment Fund(1)       0.49%   3.32%     4.00%
  CitiGroup Six-Month U.S. Treasury
   Bills(2)                           1.18%   3.67%     4.48%
  Lipper Money Market Funds
   Average(3)                         0.44%   3.01%     3.94%


1 The Fund's returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

2 Index that consists of Six-Month U.S. Treasury Bills guaranteed by the U.S. Government and provide a fixed rate of return when held to maturity. This is an unmanaged index. An index has no investment advisor and pays no commissions or expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

3 Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings. All expenses, other than sales charges and redemption fees, have been deducted from the investment return.

FEE TABLE


                  Shown below are all expenses incurred by the Investment Funds, during the 2003 fiscal year, restated where appropriate, to reflect current fees. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                     ACTIVELY    INTERMEDIATE-   SHORT-TERM
                                                     MANAGED     TERM BOND       INVESTMENT
                                                     BOND FUND   FUND            FUND
                                                     ---------   -------------   ----------
I.     SHAREHOLDER FEES
         (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on
         Purchases.................................      None          None          None
         Maximum Deferred Sales Charge (Load)......      None          None          None
         Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends......................      None          None          None
         Redemption Fee............................      None          None          None
         Exchange Fee..............................      None          None          None

II.    ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund
         assets as a percentage of average net
         assets)
         Management Fees...........................      .34%          .40%          .25%
         Distribution (12b-1) Fees.................      None          None          None
         Other Expenses+...........................      .59%          .97%         1.42%+
         Total Annual Fund Operating Expenses......      .93%         1.37%         1.67%

III. EXAMPLE: This Example is intended to help you compare the cost of investing in the
     Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated
and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 ACTIVELY    INTERMEDIATE-   SHORT-TERM
                                                 MANAGED     TERM BOND       INVESTMENT
                                                 BOND FUND   FUND            FUND
                                                 ---------   -------------   ----------
1 year.........................................      $95           $139          $170
3 years........................................     $296           $434          $526
5 years........................................     $515           $750          $907
10 years.......................................   $1,143         $1,646        $1,976

                     The purpose of this table is to assist investors in
                 understanding the costs and expenses an investor in the Fund will bear. SEE, "Administration of the Trust - Distribution Agreement" and "General Information -Expenses" for a more complete description of these costs and expenses.
                  A. Annual Fund Operating Expenses are based on each Investment
                     Fund's historical expenses adjusted in the case of each Investment Fund to reflect current fees. The Investment Funds incur Other Expenses for maintaining unit records, furnishing unitholder statements and reports and other services. SEE, "Administration of the Trust - The Service Agreement" for further information, including information regarding certain changes to the fees paid in connection with the Service Agreement, which changes went into effect June 1, 2003. Management Fees and Other Expenses have already been reflected in each Investment Fund's unit price and are not charged directly to individual unit holder accounts. SEE, "How the Funds are Managed" and "General Information - Expenses" for further information.
                  B. Example of Expenses. The hypothetical example illustrates the expenses associated with a $10,000 investment over periods of 1, 3, 5 and 10 years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which will vary. Please refer to "Financial Highlights" for each Investment Fund's past performance.
                  + "Other Expenses" for the Short-Term Investment Fund do not
                    reflect a voluntary fee waiver by Retirement System Consultants Inc. (which will continue for at least the current fiscal year of the Fund). With the voluntary fee waiver, other expenses for this Investment Fund are .55% of average net assets and total annual fund operating expenses for this Investment Fund are .80%.

OTHER INFORMATION ABOUT THE FUNDS' INVESTMENTS

                  SPECIAL POLICY RELATING TO DISTRIBUTIONS

                         Although most of the Investment Funds stress current
                  income to some degree, it is the policy of each Investment Fund to earn current income for the reinvestment and further accumulation of assets. Accordingly, no current income will be distributed. This policy is unlike that of most investment companies which do not reinvest earnings as the Trust does. This policy arises from the fact that the Trust, unlike most investment companies, exclusively invests retirement assets. Participating Trusts do, however, receive a benefit from any current income of the Trust comparable to the benefit received from the distributions made by most other investment companies. In the Trust, this benefit is received in the form of an increase in net asset value per unit rather than in the form of cash or reinvestment through the purchase of additional units.

                  ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND RISKS

                         The following investment policies and risks apply to
                  all Investment Funds unless otherwise noted.

                  FOREIGN SECURITIES

                         Each of the Equity Funds may invest up to 20% of the
                  value of its total assets in securities of foreign issuers. Each of the Bond Funds is limited to 10% of its total assets in securities of foreign issuers. The Investment Funds purchasing these securities may be subject to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the foreign securities in the Investment Funds. Such risks may also include risks associated with the European Economic and Monetary Union ("EMU") as described below. Risks that may be involved with the Investment Funds' investment in foreign securities are, therefore, different in some respects from those incurred by investment companies which invest solely in the securities of domestic issuers.

                         In an effort to, among other things, reduce barriers
                  between participating countries, increase competition among companies and reduce or eliminate currency fluctuations among such countries, certain European countries have agreed to enter the EMU. The EMU, among other things, establishes the "euro" as a single common European currency. The euro was introduced on January 1, 1999 and on January 1, 2002 replaced the national currencies of all EMU participants. Certain securities (beginning with government and corporate bonds) were redenominated in the euro upon its introduction, and will trade and make payments (including dividend payments) only in euros. Although the EMU is generally expected to have a beneficial effect, it may adversely affect the Investment Funds in a number of situations. Such situations may, without limitation, include securities that are redenominated in euros are transferred back into a country's national currency as a result of such country's withdrawal from the EMU.

                  FOREIGN CURRENCY TRANSACTIONS

                         The value of the assets of the International Equity
                  Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Equity Fund may incur costs in connection with conversions between various currencies. Each Investment Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

                         In order to protect itself against a possible loss
                  between trade and settlement dates resulting from an adverse change in currency exchange rates, each Fund may enter into forward foreign currency exchange contracts. However, this practice will limit potential gains which might result from a positive change in such currency relationships.

                         When an investment manager believes that the currency
                  of a particular foreign country may suffer a substantial decline against the United States dollar, the investment manager may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Investment Fund's portfolio securities denominated in such foreign currency. A forward contract may also be used to protect a portion of the portfolio denominated in a foreign currency against an adverse movement in the value of that currency relative to other currencies. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. No Investment Fund intends to enter into such forward contracts on a regular or continuous basis, and will not do so if, as a result, such Investment Fund would have more than 25% of the value of its total assets committed to such contracts. No Investment Fund will enter into such forward contracts or maintain a net exposure in such contracts where such Investment Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Investment Fund's portfolio securities or other assets denominated in that currency.

                  CASH EQUIVALENTS

                         A portion of any Investment Fund may be held in cash
                  equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper.

                  REPURCHASE AGREEMENTS

                         Each Investment Fund may enter into repurchase
                  agreements. Under repurchase agreements, an Investment Fund purchases a security from a bank, broker-dealer, savings and loan association or other recognized financial institution with a concurrent obligation of the seller to repurchase such security within a specified time or on notice at a fixed price (equal to the purchase price plus interest). Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the value of the total assets of any Investment Fund. The Funds may enter into repurchase agreements for United States Government securities, mortgage-related securities (as defined in the Securities Exchange Act of 1934), other asset-backed securities rated at least AA or the equivalent, and other corporate bonds, notes or other debt instruments rated at least A or the equivalent.

                  REVERSE REPURCHASE AGREEMENTS

                         Each Investment Fund may enter into reverse repurchase
                  agreements with broker-dealers or financial institutions deemed creditworthy under guidelines approved by the board of the Investment Fund. Such agreements involve the sale of securities held by the Investment Fund pursuant to the Investment Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Reverse repurchase agreements will be entered into only when the investment manager believes an Investment Fund's earnings from the transaction will exceed the interest expense incurred.

                  LENDING PORTFOLIO SECURITIES

                         Any Investment Fund may lend its portfolio securities
                  where such loans are callable at any time and are continuously secured by collateral (cash, government securities or Letters of Credit) equal to no less than the market value, determined daily, of the securities loaned. Securities may be lent to normal market participants such as broker-dealers. An Investment Fund which lends its securities will receive dividends or interest paid on the securities loaned. It may also earn interest on the loan itself. On termination of the loan, the borrower is required to return the securities to the Investment Fund. Any cash collateral deposited pursuant to loans of securities will be invested in cash equivalents. Income earned on the instruments, minus any amounts paid to the borrower for the use of cash, will be added to the asset value of the Investment Fund, increasing the value of each unit. At the same time, the value of the money market instrument may increase or decrease depending on movements in general interest rates during the period the instrument is held. If a decrease in value is greater than the net amount of income earned on the money market instrument, the asset value of the Investment Fund, and the value of each unit in that Investment Fund, will decline.

                         Loans of portfolio securities will be limited to
                  33-1/3% of the value of each Investment Fund's total assets. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Fund. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in securities loaned should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy.

                  FUTURES AND OPTIONS TRANSACTIONS

                         Any Investment Fund may purchase and sell stock index
                  futures contracts and futures contracts on financial instruments and related options for the purpose of hedging against changes in values of such Fund's portfolio securities or options on stock indices held by such Fund. An Investment Fund may also purchase and sell forward foreign currency exchange contracts and related options and forward currency contracts for the purpose of hedging against changes in foreign currency exchange rates and executing other hedging strategies relating to portfolio securities. Finally, any Investment Fund may invest in interest rate futures contracts and related options to hedge against changes in interest rates in relation to the interest rates that are reflected in portfolio securities. The ability of an Investment Fund to hedge successfully will depend on the investment manager's ability to forecast pertinent market movements, the success or accuracy of which cannot be assured.

                         An Investment Fund will not enter into futures
                  contracts or related options, except for bona fide hedging purposes, if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Investment Fund's total assets.

                         Any Investment Fund may purchase call and put options
                  on securities and on stock indices to attempt to increase such Investment Fund's total return. An Investment Fund may purchase call options when, in the opinion of the investment manager for such Investment Fund, the market price of the underlying security or index will increase above the exercise price. An Investment Fund will purchase put options when the investment manager for such Investment Fund expects the market price of the underlying security or index to decrease below the exercise price. When an Investment Fund purchases a call option it will pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Investment Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

                         In addition, an Investment Fund may write covered put
                  or call options on securities or stock indices. By writing options, the Investment Fund limits its profit to the amount of the premium received. By writing a call option, the Investment Fund assumes the risk that it may be required to deliver the security having a market value greater than at the time the option was written. By writing a put option, the Investment Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value. An Investment Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of such Investment Fund's net assets.

                         There are risks associated with the use of futures
                  contracts for hedging purposes. In a declining market environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities owned by an Investment Fund. Conversely, in a rising market environment the loss in the hedged position may be greater than the capital appreciation that an Investment Fund may experience in its securities positions. Further, if market values do not fluctuate, an Investment Fund will sustain a loss at least equal to the commissions on the financial futures transactions and premiums paid.

                  SHORT-TERM TRADING AND PORTFOLIO TURNOVER

                         None of the Investment Funds plans to purchase
                  securities solely for the purpose of short-term trading. The turnover rate for an Investment Fund will not be a factor preventing sale or purchase when the investment manager believes investment considerations warrant such sale or purchase. The annual portfolio turnover rates for each of the seven Investment Funds for the fiscal year ended
                  September 30, 2003 were as follows: Core Equity Fund (120.81%), Emerging Growth Equity Fund (161.68%), Value Equity Fund (77.13%), International Equity Fund (24.50%), Actively Managed Bond Fund (77.69%), Intermediate-Term Bond Fund (99.53%) and Short-Term Investment Fund (0.00%). High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains and losses.

                  TEMPORARY DEFENSIVE POSITIONS

                         A portion of any Investment Fund may be held in cash
                  equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy. To the extent that an Investment Fund is employing a defensive investment strategy, it may not be able to achieve its objective.

                         The foregoing investment policies are not fundamental
                  and may be changed by the Trustees without the approval of the holders of a majority of the outstanding units of the affected Investment Fund or Investment Funds.

                  INTERNATIONAL EQUITY FUND


                         The INTERNATIONAL EQUITY FUND may invest in the
                  following countries: Australia; New Zealand; Hong Kong; Indonesia; Japan; Malaysia; Philippines; Singapore; South Korea; Thailand; Sri Lanka; Taiwan; Canada; South Africa; Austria; Belgium; Denmark; Finland; France; Germany; Greece; Ireland; Italy; Luxembourg; Netherlands; Norway; Portugal; Spain; Sweden; Switzerland; India; Pakistan; Turkey; United Kingdom; Jordan; Mexico; Argentina; Peru; Brazil; Chile and Venezuela. The International Equity Fund sub-investment adviser will not consider investments in any of these markets until the adviser, the International Equity Fund custodian and fund management are satisfied with local administrative and regulatory controls within each such market. Investments in securities of non-United States issuers and in securities involving foreign currencies involve investment risks that are different from investments in securities of United States issuers involving no foreign currency, including the effect of different economies, changes in currency rates, future political and economic developments and possible imposition of exchange controls or other governmental restrictions. There may also be less publicly available information about a non-United States issuer than about a domestic issuer, and non-United States issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Most stock exchanges outside the United States have substantially less volume than the New York Stock Exchange and securities of some non-United States companies are less liquid and more volatile than securities of comparable domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies outside of the United States. In addition, with respect to certain countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries. Certain countries in which the Fund may invest can be considered emerging markets. Emerging markets present special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.


                  ACTIVELY MANAGED BOND FUND AND INTERMEDIATE-TERM BOND FUND

                         The ACTIVELY MANAGED BOND FUND and INTERMEDIATE-TERM
                  BOND FUND may invest in Zero-coupon obligations. Zero-coupon obligations pay no current interest. Zero-coupon obligations are sold at prices discounted from par value, with that par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations may be purchased if the yield spread between these obligations and coupon issues is considered advantageous, giving consideration to the duration of alternative investments. The market value of a zero-coupon obligation is generally more volatile than that of an interest-bearing obligation and, as a result, if a zero-coupon obligation is sold prior to maturity under unfavorable market conditions, the loss that may be sustained on such sale may be greater than on the sale of an interest-bearing obligation of similar yield and maturity.

                         From time to time the ACTIVELY MANAGED BOND FUND and
                  INTERMEDIATE-TERM BOND FUND may invest in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and certain stripped mortgage-backed securities. CMOs generally represent a participation in, or are secured by, a pool of mortgage loans. The CMOs in which the Fund may invest are limited to United States government and related securities (including those of agencies or instrumentalities) such as CMOs issued by GNMA, FNMA and FHLMC, and AAA rated whole loans. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are lower than anticipated.

                         REMICs are offerings of multiple class real estate
                  mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity issuing the REMIC is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity generally must be assets directly or indirectly secured principally by real property.

                  SHORT-TERM INVESTMENT FUND

                         OBLIGATIONS ISSUED BY OR GUARANTEED BY THE UNITED
                  STATES GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. United States government obligations are bills, notes, bonds and other debt securities issued by the Treasury which are direct obligations of the United States government and differ primarily in length of their maturity. These obligations are backed by the "full faith and credit" of the United States. Obligations issued by an agency or instrumentality of the United States government are not direct obligations of the United States Treasury. Such obligations include notes, bonds and discount notes which may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligations for ultimate repayment and may not be able to assert a claim against the United States itself, in the event the agency or instrumentality does not meet its commitments.

                         BANK OBLIGATIONS. These obligations include negotiable
                  certificates of deposit, bankers' acceptances and fixed time deposits issued by United States banks and foreign banks. Investments in United States bank obligations are limited to obligations of United States banks that have a class of unsecured debt obligations rated "A" or better by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or another nationally known rating service or, if not rated, are of comparable quality in the opinion of the investment manager.

                         Investments in foreign bank obligations are limited to
                  United States dollar denominated obligations of foreign banks which at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) in terms of assets, are among the 75 largest foreign banks in the world; (c) have branches or agencies in the United States; and (d) in the opinion of the investment manager, are of an investment quality comparable to obligations of United States banks which may be purchased.

                         Obligations of foreign banks involve somewhat different
                  investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

                         COMMERCIAL PAPER AND MASTER DEMAND NOTES ISSUED BY
                  UNITED STATES CORPORATIONS. Commercial paper is unsecured promissory notes issued to finance short-term credit requirements. The Fund's investments in commercial paper will be limited to commercial paper rated "Prime-1" by Moody's Investors Service, Inc., and rated "A-1" or better by Standard & Poor's Corporation. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master notes are callable on demand by the payees, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. The investment manager will take into account the creditworthiness of the issuer of master notes in making investment decisions with respect to such notes.

HOW THE FUNDS ARE MANAGED

                  Retirement System Investors Inc. ("RSI") is the primary investment adviser for all seven Investment Funds, pursuant to a Management Agreement between RSI and the Trust. RSI directly manages the portfolios of four of the Investment Funds and retains subadvisers to manage the portfolios of the other three, subject to RSI's overall supervision. RSI selects subadvisers based upon a quantitative and qualitative evaluation of their skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating subadvisers. The appointment of a new subadviser requires the approval of the unitholders.

                         RSI directly manages the portfolios of the VALUE EQUITY
                  FUND, and all three of the Bond Funds. RSI has retained subadvisers to manage the portfolios of the CORE EQUITY FUND, the EMERGING GROWTH EQUITY FUND and the INTERNATIONAL EQUITY FUND. Dresdner RCM Global Investors LLC ("Dresdner") and Northern Trust Investments, N.A. ("NT") are subadvisers for the CORE EQUITY FUND, and the portfolio management is split 60%-40% between Dresdner and NT respectively. Batterymarch Financial Management, Inc. ("Batterymarch") and Neuberger Berman Management Inc. ("NB Management") are subadvisers for the EMERGING GROWTH EQUITY FUND, and the portfolio management is split 60%-40% between Batterymarch and NB Management, respectively. Bank of Ireland Asset Management (U.S.) Limited ("BIAM") is the subadviser for the INTERNATIONAL EQUITY FUND, and manages 100% of the portfolio. Generally, the percentage of assets under management by a subadviser may be adjusted from time to time by RSI.

                         RSI is also responsible for overall management of each
                  Investment Fund's business affairs. However, if authorized by the Fund, an investment manager or its affiliate may execute portfolio transactions for the Fund and receive brokerage commissions for those transactions.

                  MANAGER OF MANAGERS STRUCTURE

                         On September 25, 2003 the Board of Trustees of the
                  Trust directed the officers of the Trust to file with the Securities and Exchange Commission ("SEC") an application for an exemptive order which would permit RSI to retain sub-advisers and amend sub-advisory agreements without unitholder approval. Under the proposed "manager of managers" structure, RSI would be responsible for selecting, monitoring and, if necessary, replacing one or more sub-advisers to the Trust, subject to approval by the Board of Trustees, but without unitholder approval. Under this structure, the unitholders rely on RSI to select the sub-advisers who will manage the Trust's assets.

                         At the Annual Meeting of Trust unitholders, on October
                  21, 2003, the unitholders approved a proposed "manager of managers" agreement to be entered into between the Trust and RSI, upon the SEC's granting of the above-requested exemptive order. An application for the SEC exemptive order has been filed with the SEC. It is anticipated that the SEC will grant the requested order, although there is no assurance that this will be the case. Under the investment advisory agreement approved by unitholders for use with the Trust's "manager of managers" structure, if it is implemented, the advisory fee structure for the Trust is substantially similar to that currently in place.

                  THE INVESTMENT ADVISERS


                         BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED, 75
                  Holly Hill Lane, Greenwich, CT 06830 is a wholly-owned subsidiary of the Bank of Ireland Group. BIAM was established in 1966. BIAM began managing portfolios for their North-American based clients in 1989 and currently manages over $24 billion in global and international equity and fixed income products.



                         BATTERYMARCH FINANCIAL MANAGEMENT, INC., 200 Clarendon
                  Street, Boston, MA 02116, is a wholly owned, independent affiliate of Legg Mason, Inc., a diversified financial services company. Batterymarch was founded in 1969 to manage U.S. equity portfolios for institutional clients. As of September 30, 2003, Batterymarch managed approximately $9.2 billion in assets.

                         DRESDNER RCM GLOBAL INVESTORS LLC, Four Embarcadero
                  Center, San Francisco, CA 94111 is a wholly-owned subsidiary of US Holdings. US Holdings, a registered investment adviser is wholly-owned by Dresdner Bank AG, which is a subsidiary of Allianz AG, based in Germany. Dresdner was originally formed in 1970 as Rosenberg Capital Management and has approximately $30 billion under management in its San Francisco office and an additional $14 billion under management in affiliated offices.



                         NEUBERGER BERMAN MANAGEMENT INC., 605 Third Avenue, New
                  York, NY 10158, and its predecessor firms, dating to 1939, have specialized in investment management and established one of the first no-load mutual funds in 1950. Neuberger Berman, LLC, an affiliate of NB Management, may act as a broker in the purchase and sale of Emerging Growth Equity Fund securities, and provides NB Management with certain assistance in the management of the portfolio without added cost. NB Management and its affiliates currently manage approximately
                  $70.5 billion in assets. NB Management became a wholly-owned indirect subsidiary of Lehman Brothers Holdings Inc. on October 31, 2003. Lehman Brothers, a publicly traded company, is a leading global investment bank.



                         NORTHERN TRUST INVESTMENTS, N.A., 50 South LaSalle
                  Street, Chicago, IL 60675, established in 1997, is a wholly-owned subsidiary of The Northern Trust Company, which is the principal subsidiary of Northern Trust Corporation, a bank holding company. NT has been managing S&P 500 Index assets for over 25 years and currently manages approximately $60 billion in S&P Index assets.


                         RETIREMENT SYSTEM INVESTORS INC., 317 Madison Avenue,
                  New York, NY 10017 is a wholly-owned subsidiary of Retirement System Group Inc. (RSGroup-Registered Trademark- ). It was formed in March 1989 to act as investment adviser to certain of the Fund's Investment Funds and currently manages approximately $300 million in assets.


                         On January 22, 2004, the Board of Directors of
                  RSGroup-Registered Trademark- approved a Stock Purchase Agreement and Agreement and Plan of Merger ("Agreement") with Sunrise Services Corp. ("Sunrise") and a wholly-owned subsidiary of Sunrise ("Sunrise Acquisition") whereby Sunrise agreed to acquire approximately 61% of the common stock of RSGroup-Registered Trademark- upon the terms and subject to the conditions set forth in the Agreement. If the stockholders of RSGroup-Registered Trademark- approve the stock purchase by Sunrise, it is anticipated that the closing will take place during March 2004.



                         The stock purchase would constitute an "assignment" as
                  defined in the Investment Company Act of 1940, which would automatically terminate the Investment Management agreement with RSI. In addition, each of the current sub-advisory agreements between RSI and each of Batterymarch, BIAM and NB Management, provides for termination upon assignment. Accordingly, each of these sub-advisory agreements would also terminate upon the closing of the Sunrise stock purchase. A new Investment Management agreement between the Trust and RSI and new sub-advisory agreements between RSI and each of Batterymarch, BIAM and NB Management would be entered into upon the closing of the Sunrise stock purchase. These agreements were approved on September 25, 2003 by the Board of Trustees of the Trust, including a majority of independent Trustees. At the Annual Meeting of Trust unitholders, held on October 21, 2003, unitholders approved new sub-advisory agreements between RSI and each of Batterymarch, BIAM and NB Management to be effective upon the closing of the Sunrise stock purchase. The new Investment Management agreement and each of the proposed new sub-advisory agreements are identical in all material respects to the agreements they would replace, except for the effective date.


                  THE PORTFOLIO MANAGERS

                         CORE EQUITY FUND: Dresdner has been managing 60% of the
                  Core Equity Fund since September 15, 2003. Prior to
                  September 15, 2003, the entire portfolio was managed by RSI. Dresdner uses a team approach to portfolio management, under the leadership of one or more senior portfolio managers.

                         NT has been managing 40% of the Core Equity Fund since
                  September 15, 2003 using an index approach which seeks to track the performance of the S&P 500 Index. Prior to September 15, 2003, the entire portfolio was managed by RSI. NT's objective is to approximate the risk and return characteristics of the S&P 500 and to hold each index constituent in its proportional index weighting.

                         VALUE EQUITY FUND: MR. MARTIN J. CUNNINGHAM, Vice
                  President of RSI, has been an equity analyst and portfolio manager of the Value Equity Fund since joining RSI on August 14, 2000. Between July 17, 2000 and August 13, 2000, James P. Coughlin, President and Chief Investment Officer of RSI was portfolio manager of the Value Equity Fund.
                  Mr. Cunningham brings over ten years of investment experience in equity research and portfolio management. Before joining RSI, he was with Chase Manhattan Bank from September 1998 to August 2000, where he managed equity, fixed income and balanced portfolios for endowments, individuals, trusts and corporations. Prior to that, he was an equity research analyst at Phoenix Investment Partners, Inc. as part of a team responsible for managing over $6 billion in institutional and mutual fund assets. Mr. Cunningham holds a Bachelor of Science degree in Business from Westfield State College and a Master of Business Administration degree in Finance from Western New England College. He is a member of the Hartford Society of Financial Analysts and is a Chartered Financial Analyst (CFA).


                         EMERGING GROWTH EQUITY FUND: Batterymarch has been
                  managing 60% of the Emerging Growth Equity Fund since October 2, 2002. Prior to October 2, 2002, 50% of the portfolio was managed by RSI and the balance was managed by HLM Management Company, Inc. The Batterymarch U.S. investment team is responsible for the day-to-day management of the portfolio.


                         NB Management has been managing 40% of the Emerging
                  Growth Equity Fund since October 2, 2002. Prior to October 2, 2002, 50% of the portfolio was managed by RSI and the balance was managed by HLM Management Company, Inc. NB Management's portion of the Emerging Growth Equity Fund is managed by MICHAEL FASCIANO, CFA, Managing Director of NB Management.
                  Mr. Fasciano joined NB Management in 2001 and serves as portfolio manager of the Neuberger Berman Fasciano Fund. Prior to joining NB Management, Mr. Fasciano was President of Fasciano Company, Inc., from 1986 to 2001. Mr. Fasciano holds a Bachelor of Arts degree and a Master of Business Administration degree from the University of Wisconsin.

                         INTERNATIONAL EQUITY FUND: BIAM has managed the
                  portfolio of the International Equity Fund since March 1, 1999, when it replaced Morgan Grenfell Investment Services Limited as the subadviser for this Fund's portfolio. BIAM uses a team approach to portfolio management, and no single person is responsible for making investment decisions.

                         ACTIVELY MANAGED BOND FUND, INTERMEDIATE-TERM BOND
                  FUND, SHORT-TERM INVESTMENT FUND: All three of the Bond Funds are managed by DEBORAH A. DAGIAU, Vice President, of RSI.
                  Ms. DaGiau develops investment strategies and selects securities for the portfolios. Ms. DaGiau has been manager of the three Bond Funds since January 28, 2000. Previously she was a co-manager of all three Bond Funds with Herbert Kuhl, Jr., since November 1995. STEPHEN R. RAPPAPORT, Fixed Income Analyst of RSI, joined RSI in May 2000 and is responsible for money market investments and cash management for all internally managed equity and fixed-income funds. He provides assistance to the portfolio manager, Ms. DaGiau, as appropriate, in the management of the Short-Term Investment Fund.

                         Ms. DaGiau joined Retirement System for Savings
                  Institutions (predecessor to the Trust) in September 1984 and she has been responsible for money market investments and cash management for all investment funds managed by RSI. A graduate of New York University, Ms. DaGiau holds a Bachelor of Science degree in Finance and International Business. She also received a Master of Business Administration degree in Finance from St. John's University.

                         Prior to joining RSI in May 2000, Mr. Rappaport was
                  employed by Mitsubishi Trust & Banking Corp. (USA), as a Securities Lending Trader from march 1998 to April 2000. He was responsible for executing repurchase agreement trades and securities loans and reinvesting the repo trade proceeds.
                  Mr. Rappaport holds a Bachelor of Science degree in Finance from Syracuse University and his Masters of Business Administration with a concentration in Finance/Investments from Temple University, School of Business and Management, where he received the Dean's Award of Excellence.

                  AMOUNTS PAID FOR PORTFOLIO MANAGEMENT

                         RSI provides investment management services to the each
                  of the Investment Funds at fees provided in the Management Agreement. Each Fund pays a graduated incremental fee I.E., the rate of the fee is reduced on assets under management that exceed certain thresholds, or breakpoints. Except in the case of Dresdner and NT, the subadvisers, if any, are not paid directly by the Funds, but are paid by RSI from the fees that it receives from the Funds. The maximum and minimum fees payable by each Investment Fund are shown below, as a percentage of average net assets, along with the amount paid by each Fund for the fiscal year ("FY") ended September 30, 2003 in dollars and as a percentage of assets at the end of the FY.


 FUND                                MAXIMUM  MINIMUM  PAID FOR FY 2003  PAID FOR FY 2003
 ----                                -------  -------  ----------------  ----------------
 Core Equity Fund                     0.60%    0.24%       $744,943            .49%
 Value Equity Fund                    0.60%    0.40%       $422,818            .53%
 Emerging Growth Equity Fund          1.05%    0.80%       $586,691            .86%
 International Equity Fund            0.95%    0.55%       $406,807            .71%
 Actively Managed Bond Fund           0.40%    0.20%       $455,522            .34%
 Intermediate-Term Bond Fund          0.40%    0.20%       $161,494            .42%
 Short-Term Investment Fund           0.25%    0.20%       $ 45,068            .31%


INVESTING IN THE TRUST

                  WHO MAY INVEST

                         The Trust offers its Investment Funds only to QUALIFIED
                  TRUSTS. Qualified Trusts are either:

                         (1) Trusts which are exempt from taxation under
                  Section 501(a) of the Code, and which have been established by ELIGIBLE EMPLOYERS to effectuate pension or profit sharing plans which are qualified under Section 401(a) of the Code, or

                         (2) Individual retirement trusts or custodial accounts
                  which are exempt from taxation under Section 408(e) of the Code and which have been established by INDIVIDUAL RETIREMENT ACCOUNTHOLDERS to effectuate an individual retirement trust or custodial agreement which is maintained in conformity with
                  Section 408(a) of the Code, including Roth IRAs as defined in Code Section 408A.

                         ELIGIBLE EMPLOYERS are corporations or associations
                  organized under the laws of any state or of the United States, organizations which are controlling, controlled by, or under common control with such eligible employers or the members of which consist solely of some or all of such organizations, organizations which are determined by the Trustees of the Trust to have business interests in common with other organizations participating in the Trust or self-employed individuals; provided, however, that the participation in the Trust of any self-employed individual or of any corporation or association which is not a bank, savings bank, credit union or savings and loan association, or controlling, controlled by, or under common control with a bank, savings bank, credit union or savings and loan association, shall be subject to the approval of the Trustees of the Trust.

                         INDIVIDUAL RETIREMENT ACCOUNTHOLDERS are individuals
                  for whom an individual retirement account has been established.

                  EMPLOYER SPONSORED PLANS

                         To participate in the Trust, an Eligible Employer must
                  execute an agreement with the Trust or adopt resolutions or other documentation satisfactory to the Trustees (a "PARTICIPATION AGREEMENT"). A Participation Agreement of an Eligible Employer adopts the Trust's Agreement and Declaration of Trust as a part of the Plan of the Eligible Employer and provides that the provisions of the Agreement and Declaration of Trust shall be controlling with respect to the assets of the Plan transferred to the Trustees. In addition, an Eligible Employer may elect to establish a FULL PARTICIPATING TRUST, in which case the Participation Agreement also provides for the designation of the Trustees of the Trust as trustees of the Eligible Employer's Plan and for the allocation of certain administrative plan responsibilities between the Trustees and Investment Fiduciaries designated by the Eligible Employer.

                         In the case of a Full Participating Trust arrangement,
                  the Trust is responsible for allocating the Plan assets invested in the Trust among its various Investment Funds, and the Plan's INVESTMENT FIDUCIARIES (other than the Trustees) have only limited ability to direct the investment among Funds. However, subject to guidelines established by the Trustees, a Full Participating Trust may reserve to its Investment Fiduciaries CLASSIFICATION AUTHORITY, I.E. , the authority to direct the proportions in which its Trust investments are divided between the investment classifications established by the Trust (E.G., equity funds, fixed income funds) and, in the case of a Full Participating Trust implementing a defined benefit plan, UNIT DIRECTION AUTHORITY, I.E., the authority to direct investment of its assets in specified Investment Funds. Participating Trusts other than Full Participating Trusts will have Unit Direction Authority.

                  FULL PARTICIPATING TRUSTS

                         The Participation Agreement which adopts the Agreement
                  and Declaration of Trust is required to provide for the manner of administration of the Plan of Participation and the investment of its assets, including, among other things, any applicable allocation of authority between the Trustees and Investment Fiduciary designated by the Full Participating Employer with respect to the acquisition, retention and disposition of units of the Trust on behalf of the Full Participating Trust.

                         Purchasers of an Investment Fund or Funds by Full
                  Participating Trusts are effected by the Trustees in their discretion, which is exercised consistently with the directions of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and/or Unit Direction Authority that has been reserved to the Investment Fiduciaries.

                         Subject to the approval of the Trustees, the benefits
                  under a Plan of Participation may be funded through one or more funding agencies in addition to the Trust. Such a plan, sometimes referred to as a "Plan of Partial Participation," remains a Plan of Participation subject to the provisions of the Agreement and Declaration of Trust, and the Eligible Employer which sponsors it remains a Full Participating Employer, except that the Trustees have no responsibility with respect to the assets of a Plan of Partial Participation which are not held and administered by them under the Agreement and Declaration of Trust. The Investment Fiduciaries of a Plan of Partial Participation are solely responsible for the manner in which the plan assets of such plan shall be diversified. A Full Participating Employer sponsoring a Plan of Partial Participation is required to elect that the assets of its Full Participating Trust held by the Trustees shall be subject to Unit Direction Authority, and/or, with the consent of the Trustees, to Classification Authority.

                  A.  DEFINED BENEFIT PLANS

                         A Full Participating Employer sponsoring a defined
                  benefit Plan of Participation may elect to reserve to the Investment Fiduciaries Classification Authority or Unit Direction Authority, or both. Except to the extent authority is reserved to Investment Fiduciaries, the Trustees, acting as the trustees of the Full Participating Trust established in connection with a defined benefit Plan, determine in their discretion the Investment Funds which will be acquired, retained and disposed of by the Full Participating Trust. In this connection, the Trustees may establish guidelines as to proportions of the units held in such Full Participating Trust which shall be allocated among various Investment Funds and may take into account characteristics of the Plan of Participation, Full Participating Employer, Plan participants, or other factors as they may deem relevant.

                         For Full Participating Trusts that are Defined Benefit
                  Plans, the Trustees have established two classifications for the purposes of reserving Classification Authority: fixed income investments and equity investments. The Trustees may change the Investment Classifications or add new classifications from time to time.

                         The allocation of the assets of a Full Participating
                  Trust among Investment Funds are effected in conformity with the funding policy established with respect to the Plan of Participation in accordance with the provisions of the Agreement and Declaration of Trust. The Trustees may establish guidelines with respect to the allocation of units where discretionary has been reserved to Investment Fiduciaries, taking into account such characteristics of the Plan of Participation, Full Participating Employer, plan participants or other factors as they may deem relevant. To the extent permitted by the Employee Retirement Income Security Act of l974, as amended ("ERISA"), and subject to the requirements of any guidelines so established, the Trustees will follow the investment directions of the Investment Fiduciaries and will have no liability or responsibility with respect to such directions.

                  B.  DEFINED CONTRIBUTION PLANS

                         For Full Participating Trusts that are Defined
                  Contribution Plans, the Trustees have established three classifications for the purposes of reserving Classification
                  Authority: long-term fixed income investments, short-term fixed income investments, and equity investments. The Trustees may change these classifications or add new classifications from time to time.

                         Each Full Participating Employer sponsoring a defined
                  contribution plan which is funded under a Full Participating Trust is required to elect in its Participation Agreement the classifications among which contributions under such plan shall be allocated. The Trustees may, upon the request of such Full Participating Employer or Investment Fiduciaries, if any, establish other investment classifications, which include other classes of units selected by such Full Participating Employer or its Investment Fiduciaries. The Full Participating Employer or its Investment Fiduciaries shall provide the Trust with investment instructions in respect of contributions made under its defined contribution plan specifying the classifications under which contributions are to be invested. The Trustees shall invest contributions and make withdrawals so as to preserve the classification proportions that have been specified. To the extent permitted by ERISA, the Trustees shall have no liability or responsibility for the determination of the Investment Funds included in a special defined contribution Investment Classification directed by a Full Participating Employer or its Investment Fiduciaries. The allocation of the assets among the classifications established by the Trustees and the selection of the Investment Funds shall be subject to the funding policy established with respect to the defined contribution plan in accordance with the provisions of the Agreement and Declaration of Trust and such guidelines as may be established by the Trustees.

                  PARTICIPATING TRUSTS OF ELIGIBLE EMPLOYERS OTHER THAN FULL PARTICIPATING TRUSTS

                         Participating Trusts of Eligible Employers other than
                  Full Participating Trusts can effect purchases of specific Investment Funds by entering into a Participation Agreement and by sending the Trust investment instructions on a PARTICIPATION AGREEMENT AND PURCHASE ORDER APPLICATION available to an Eligible Employer's plan fiduciaries. The application can be obtained from the offices of RSI Retirement Trust at 317 Madison Avenue, New York, NY 10017, or Retirement System Distributors Inc.

                  ("Distributor"), at the same address. Completed applications and funds in the form of checks can be submitted in person to the office of the Trust or by mail. Investors wishing to purchase units by means of wire transfer should contact the Distributor.

                         The Distributor may enter into agreements with various
                  outside brokers on behalf of the Trust through which Participating Trusts of Eligible Employers other than Full Participating Trusts may purchase units of Investment Funds. Such units may be held by such outside brokers in an omnibus account rather than in the name of the Participating Trusts.

                         Participating Trusts of Eligible Employers other than
                  Full Participating Trusts, including those which hold Investment Funds through outside brokers, may purchase additional units of Investment Funds by telephone if they have made arrangements in advance with the Trust. To place a telephone order, such Participating Trusts or brokers should call the Distributor at 1-800-772-3615.

                  INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

                         Individual Retirement Accounts (both traditional IRAs
                  and Roth IRAs) are eligible for participation in the Trust. The Trust serves solely as the investment vehicle for the IRAs. IRA Accountholders may purchase units of all Investment Funds. In order for an IRA to participate in the Trust, the Accountholder must send a completed TRADITIONAL IRA/ROTH IRA APPLICATION AND TRANSFER FORM to the Distributor or to RSGroup Trust Company as custodian, indicating the type of IRA involved and instructing the custodian how to allocate the investment among the various Investment Funds. Subsequent investments will be made according to the asset allocation accompanying the applicable additional purchase order form.

                         TRADITIONAL IRA/ROTH IRA APPLICATION AND TRANSFER FORMS
                  can be obtained by writing to the Distributor Attn.: Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064, or by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615. Completed TRADITIONAL IRA/ROTH IRA APPLICATION AND TRANSFER FORMS and contribution checks can be submitted in person to the office of the custodian or Trust or by mail to the above address. Investors wishing to purchase units by means of wire transfer should contact the Distributor.

PURCHASES

                         There is no minimum initial investment for the Trust or
                  for any of its Investment Funds, and subsequent investments may be made in any amount. There are no sales loads, and all funds will be invested in full and fractional units at net asset value.

                         The purchase price for units of each Investment Fund
                  will be the net asset value per unit next determined following receipt at the office of the Trust of the funds to be invested together with a properly completed investment application form. If the application form is not properly completed, the order may be delayed for the time needed to obtain the required information.

                         Units are not transferable, and certificates
                  representing units of the Trust will not be issued.

                         The Trust reserves the right in its sole discretion to
                  (a) suspend the availability of its units, or (b) reject requests for admission, when in the judgment of the Trustees such suspension or rejection is in the best interests of the Trust. In addition, the availability of Investment Funds to Full Participating Trusts shall be subject to the applicable authorizing election of the Full Participating Employer and the guidelines established by the Trustees.

                         In order for a Participating Trust to purchase shares,
                  its trust agreement must contain an appropriate provision authorizing the investment of all or a portion of its assets in the Trust.

WITHDRAWALS AND EXCHANGES

                  WITHDRAWALS FROM INVESTMENT FUNDS (REDEMPTIONS)

                         All or a portion of the units held in any of the
                  Investment Funds can be redeemed at any time.

                         The withdrawal price will be the net asset value per
                  unit next determined following receipt of instructions for withdrawal, together with all other required documents, in proper form at the office of the Trust. Generally, a request must be accompanied by appropriate evidence of authority and authorization (E.G., certified resolutions, incumbency and signature certificates, evidence of any required governmental approval, and a signature guarantee for certain Individual Retirement Accounts). A signature guarantee will be required if the distribution is: payable to someone other than the Accountholder; to be invested in a joint tenancy account; mailed to an address other than that listed on the account registration; or greater than $25,000. The value of a unit on withdrawal may be more or less than the value upon admission to the Investment Fund, depending upon the value at the time of withdrawal of the assets in the Investment Fund, from which the units are withdrawn.

                         Withdrawals are subject to determination by the
                  Trustees that the REDEMPTION REQUEST FORM or new custodian's transfer form has been properly completed.

                         If the redemption request is not properly completed or
                  does not contain all required documents, the order may be delayed while the Service Company ascertains the information necessary to properly complete the redemption request and forward it to the Trust.

                         A redemption request filed by a Participating Trust
                  (including an Individual Retirement Account) which is not properly completed will be directed to the Service Company for clarification. The Service Company will ascertain the information necessary to properly complete the redemption request and forward it to the Trust. If such redemption request is transmitted to the Trust in proper form by the close of trading (normally 4:00 p.m., Eastern Time), the withdrawal will be effected at the net asset value determined as of the close of business on that day. Otherwise, such withdrawal will be based on the next determined net asset value.

                         Payment for units withdrawn by a Participating Trust
                  which is not a Full Participating Trust (including an Individual Retirement Account) will be made by check drawn in favor of the trustee or custodian of such Participating Trust. Payment for units withdrawn by a Full Participating Trust will be made to the Trustees in their capacities as the trustees of such Full Participating Trust to be administered in accordance with the Agreement and Declaration of Trust.

                         Participating Trusts (other than Individual Retirement
                  Accounts) can make withdrawals at any time by filing the redemption request form provided by the Trustees at the Trust's office.

                         Individual Retirement Accountholders can request a
                  distribution of account shares at any time, by completing a REDEMPTION REQUEST FORM, which is available by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615, or by writing to the Distributors,
                  Attn.: Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064. A redemption of account shares can also be accomplished by filing a completed transfer form of another trustee or custodian.

                         Withdrawal of units by a Full Participating Trust shall
                  be made only by the Trustees, in their capacities as trustees of a Full Participating Trust, acting in their discretion consistently with the directions of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and/or Unit Direction Authority and to the allocation directions relating to DC Investment Classifications provided with respect to Full Participating Trusts established under defined contribution plans.

                         Payment for units withdrawn will normally be made, in
                  the case of Full Participating Trusts, to the Trustees in their capacities as trustees of the Full Participating Trust or, in the case of Participating

                  Trusts other than Full Participating Trusts (including Individual Retirement Accounts), to the trustee or custodian of such Participating Trust, within one business day of the determination of net asset value following receipt of documents in proper form, but in no event will payment be made more than seven days after such receipt. The payment may be delayed or the right of withdrawal from any Investment Fund suspended at times when (a) trading on the New York Stock Exchange is restricted or closed for other than customary weekends and holidays, (b) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of the net assets of an Investment Fund not reasonably practicable, or (c) the Securities and Exchange Commission has by order permitted such suspension.

                  WITHDRAWAL DUE TO DISQUALIFICATION

                         Disqualification of a Participating Trust (other than
                  an Individual Retirement Account) could result from actions taken by the trustee thereof or by the administrators or fiduciaries of the plan with respect to which it has been established. In that event, a determination of disqualification may be made by the Internal Revenue Service or by a court. If at any time a Participating Trust is disqualified, the Trustees will withdraw all units of such Participating Trust at the net asset value next determined after the Trustees are apprised of such disqualification. Payments for units withdrawn by the Trustees upon disqualification will be made as described above.

                  EXCHANGES

                         Units in any Investment Fund may be exchanged without
                  cost for units in any other Investment Fund. Exchanges may be effected by Participating Trusts other than Full Participating Trusts (but not including Individual Retirement Accounts), and by Full Participating Trusts subject to Unit Direction Authority, by sending a completed investment instruction form to the Trustees. Exchange of units by a Full Participating Trust other than a Full Participating Trust subject to Unit Direction Authority, shall be made only by the Trustees in their capacities as trustees of such Full Participating Trust, acting in their discretion consistently with the direction of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and to the allocation directions relating to DC Investment Classifications provided with respect to Full Participating Trusts established under defined contribution plans. Investment exchange forms can be obtained from the Trust at its office. Completed investment exchange forms can be returned in person or by mail to the Trust.

                         Individual Retirement Accountholders may exchange units
                  in any Investment Fund for units in any other Investment Fund without cost either by completing a TRADITIONAL IRA AND ROTH IRA EXCHANGE REQUEST FORM or by telephone. The form is available by calling the Distributor's Individual Retirement Account Investor Services line at 1-800-772-3615 or by writing to the Distributor, Attn.: Investor Services, at P.O. Box 2064, Grand Central Station, New York, NY 10163-2064. Exchanges may be effected by an Individual Retirement Accountholder by sending a completed EXCHANGE REQUEST FORM to the custodian of the Individual Retirement Account. Any exchange transacted through the use of the EXCHANGE REQUEST FORM will be based on the respective net asset values of the units involved next determined after receipt of instructions for an exchange at the office of the Trust prior to the close of trading (normally 4:00 p.m., Eastern Time). These exchanges are subject to determination by the Trustees that the investment exchange form has been properly completed.

                         If the exchange is to be completed by telephone, the
                  IRA custodian will be entitled to rely and act upon any telephonic instructions, deemed by it to be in proper form, received from any person directing the exchange of investments in the account(s) for other investments allowed to be exchanged; provided that the Trust is then available for sale in the Individual Retirement Accountholder's state of residence. The IRA custodian will not incur liability, cost or expense arising out of any telephonic exchange request effected pursuant to telephonic instructions. Any exchange transacted by telephone will be based on the respective net asset values of the units involved next determined after telephonic instructions and prior to the close of business (normally
                  4:00 p.m., Eastern Time). (The custodian of all Individual Retirement Accounts is a Participating Trust of the Trust, although not a Full Participating Trust.)

VALUATION OF UNITS

                         Net asset value per unit of each Investment Fund is
                  determined by dividing the total value of the Investment Fund's assets, less any liabilities, by the number of units of such Investment Fund outstanding. The Trust determines the value of the assets held in each Investment Fund as of the close of trading (normally 4:00 p.m. Eastern Time).

                         Current market prices are used to value Fund assets
                  except for debt securities with remaining maturities of 60 days or less, which are valued on the basis of amortized cost. In the absence of an ascertainable market value, assets are valued at their fair market value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trustees. Investments denominated in foreign currencies are valued in United States dollars at the prevailing rate of exchange. Because foreign markets may trade when U.S. markets are closed, the value of securities may change while purchase or redemption is not available.

                         The Trust does not ordinarily declare and pay dividends
                  on its investment income. Income earned on assets in an Investment Fund is included in the total value of such Investment Fund's assets.

DISTRIBUTIONS AND TAXES

                  With respect to the plans of Eligible Employers, the Trust has received from the Internal Revenue Service a determination that it is a commingled trust which is exempt from taxation under Section 501(a) of the Code with respect to funds derived from Participating Trusts which are pension or profit-sharing trusts maintained in conformity with Section 401(a) of the Code.

                         In order for the Trust to maintain its tax exempt
                  status, only Qualified Trusts (including Individual Retirement Accounts) may participate in the Trust. In addition, all corpus and income belonging to any Qualified Trust must be used exclusively for the benefit of the participants and their beneficiaries under that Qualified Trust. No Participating Trust may assign any part of its interest in the Trust. The Trust must, at all times, be maintained as a domestic trust in the United States, and there must be a separate accounting for the interest of each Participating Trust in the Trust.

                         The Trust does not intend to declare a dividend from
                  its net investment income or to make distributions of any gains realized on sales of portfolio securities. Income on, and gains realized from the sale of, portfolio securities of each Investment Fund will be added to the total asset value of the assets of such Investment Fund and expenses and losses realized from the sale of portfolio securities of each Investment Fund will be subtracted from the total asset value of the assets of such Investment Fund.

                         Payments for units withdrawn from the Trust are not
                  taxable upon their distribution to the trustees of a Qualified Trust which is qualified under Section 401(a) or 408(e) of the Code. Distributions from such a trust to the beneficiaries thereof may be subject to Federal income taxation, unless "rolled over" into another tax-qualified trust or Individual Retirement Account. Qualifying distributions from a Roth IRA are not includable in gross income for Federal income tax purposes.

                         The foregoing describes only certain Federal tax
                  considerations relating to the Trust. Among other things, it does not describe other tax laws such as state or local taxes, does not describe the deductibility of contributions to Participating Trusts and does not describe the taxation of individual participants on the receipt of distributions from Participating Trusts. Trust Participants and Eligible Employers and Individual Retirement Accountholders should consult their individual tax advisors with respect to the taxes applicable to or in respect of their Plans.

ADMINISTRATION OF THE TRUST

                  THE DISTRIBUTION AGREEMENT

                         The Trust has entered into a Distribution Agreement
                  with the Distributor, whereby the Distributor will distribute and promote the sale of units in the Trust's Investment Funds.

                         Pursuant to the Distribution Agreement, the Distributor
                  is responsible for paying all distribution expenses incurred in connection with the performance of its services on behalf of the Trust. Distribution expenses are expenses that represent payment for activities primarily intended to result in the sale of units and include: (a) distribution services, including processing transactions and answering inquiries from new or prospective investors; (b) marketing and promotional activities, including advertising and direct mail promotions;
                  (c) printing and distributing prospectuses, statements of additional information and reports of the Trust to prospective investors; (d) preparing, printing and distributing advertising and sales literature; and (e) market research.

                  THE SERVICE AGREEMENT

                         The Trust has entered into a Service Agreement with
                  Retirement System Consultants Inc. (the "Service Company"), whereby the Service Company provides the Trust with the general administrative and related services necessary to carry on the affairs of the Trust.

                         Pursuant to the Service Agreement, the Service Company
                  has agreed to: (a) manage, supervise and conduct the affairs and business of the Trust; (b) provide to the Trust with office space, equipment and personnel, and such clerical and back office services; (c) provide the Trust with stock transfer agent and registrar services; (d) provide the Trust with plan administrative services necessary due to the fact that the Trustees of the Trust are the Trustee Administrator for each of the affected Participating Trusts under the Trust's Agreement and Declaration of Trust; and (e) provide the Trust with certain administrative services in connection with Individual Retirement Accounts. In addition, the Service Company provides information relating to the allocation of assets between equities and fixed income obligations and within specified Investment Funds of the Trust.

                  CUSTODIAN

                         Custodial Trust Company, 101 Carnegie Center,
                  Princeton, New Jersey 08540-6231, acts as custodian of the assets of the Trust.

                  EXPENSES

                         All fees and expenses incurred in the administration of
                  the Trust (other than expenses relating to the administration of Plans of Participation and any maintenance fee charged to Individual Retirement Accountholders), are charged to the Trust. Expenses relating to the administration of Plans of Participation are charged to Full Participating Employers. Expenses relating to the administration of Individual Retirement Accounts are charged to Individual Retirement Accountholders. Examples of expenses relating to the administration of Plans of Participation and Individual Retirement Accounts are general overhead expenses (other than for investment), and particular expenses arising from services to particular Plans of Participation and Individual Retirement Accounts, which are recorded on the basis of time records maintained by the Service Company and actuarial expense. Expenses chargeable to the Trust which are directly attributable to a particular Investment Fund are charged to that Investment Fund's operations. Expenses which are not attributable to a particular Investment Fund are allocated among the Investment Funds on bases which are deemed equitable by the Trustees.

GENERAL INFORMATION

                  UNITS OF BENEFICIAL INTEREST AND VOTING RIGHTS

                         The units offered by the Trust constitute units of
                  beneficial interest in the respective Investment Funds as to which they have been issued. The Agreement and Declaration of Trust permits the Trustees to create an unlimited number of Investment Funds. Each class of units designated as a separate Investment Fund represents a separate pool of assets. Currently, the Trust is offering units of beneficial interest in the seven Investment Funds described in this Prospectus. The Trustees may classify or reclassify units into one or more Investment Funds so long as such classification or reclassification does not have a material adverse effect on Participating Trusts which own the units.

                         The units of each Investment Fund are fully paid and
                  non-assessable, except as described in the last paragraph hereunder, have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights. The voting rights of the units held by a Participating Trust are exercised by the named fiduciary or fiduciaries of the related plan who have been duly vested in accordance with the provisions of ERISA, with authority to invest assets of the plan in units of the Trust or, if applicable, the Individual Retirement Accountholder ("Trust Participant"). A Trust Participant is entitled to one vote for each full unit (and a fractional vote for each fractional unit) outstanding on the books of the Trust in the name of the Participating Trust. The units of each Investment Fund have non-cumulative voting rights, which means that the holders of more than 50% of the units voting for the election of the Trustees can elect 100% of the Trustees if they choose to do so. On any matter submitted to a vote of Trust Participants, all units of the Trust then issued and outstanding and entitled to vote, irrespective of the class, will be voted in the aggregate and not by class, except (a) when required by the Investment Company Act, units shall be voted by individual classes; and (b) when the matter affects an interest of less than all classes, then only Trust Participants of Participating Trusts which own units of the affected series shall be entitled to vote. Units vote in the aggregate on matters such as the election of Trustees; whereas, units are voted by class on matters such as the approval of an Investment Management Agreement and changing certain investment restrictions.

                         No certificates will be issued for Trust units. Trust
                  units are not transferable or assignable.

                         Participating Trusts may be subject to liability for
                  obligations of the Trust under the laws of some jurisdictions. Therefore, the Agreement and Declaration of Trust contains a disclaimer of liability of Participating Trusts and requires notice of such disclaimer be given in each obligation entered into or executed by the Trustees. It also provides for an indemnification out of Trust property for any Participating Trust held liable for the obligations of the Trust.

FINANCIAL HIGHLIGHTS


                  The following information for the years ended September 30, 1999, 2000, 2001, 2002 and 2003, has been audited by
                  PricewaterhouseCoopers LLP whose report thereon, which is incorporated by reference, appears in the Fund's 2003 Annual Report to Unitholders. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information. Further performance information is contained in the 2003 Annual Report which may be obtained without charge. SEE, "Statement of Additional Information-Financial Statements."

                  Financial highlights for each Investment Fund are as follows:


                                                                      CORE EQUITY FUND
                                                    ----------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                    09/30/03   09/30/02   09/30/01   09/30/00   09/30/99
                                                    --------   --------   --------   --------   --------
PER UNIT OPERATING PERFORMANCE:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year................  $  60.80   $  80.20   $ 118.08   $ 106.30   $  79.41
                                                    --------   --------   --------   --------   --------
Income from Investment Operations:
  Investment income--net..........................     (0.04)      0.37       0.60       0.33       0.37
  Net realized and unrealized loss on
   investments....................................      9.78     (19.77)    (38.48)     11.45      26.52
                                                    --------   --------   --------   --------   --------
  Total from Investment Operations................      9.74     (19.40)    (37.88)     11.78      26.89
                                                    --------   --------   --------   --------   --------
  Net Asset Value, End of the Year................  $  70.54   $  60.80   $  80.20   $ 118.08   $ 106.30
                                                    ========   ========   ========   ========   ========

    TOTAL RETURN..................................     16.02%    (24.19)%   (32.08)%    11.08%     33.86%

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses........................................     (1.10)%    (1.04)%    (1.01)%    (0.99)%    (0.97)%
  Investment income--net..........................     (0.06)%     0.46%      0.60%      0.29%      0.37%
Portfolio Turnover Rate...........................    120.81%     39.24%      7.58%      5.86%      8.89%
Net Assets at End of the Year ($1,000's)..........  $153,062   $128,882   $152,684   $200,691   $174,373


                 ----------------------------------
                  *  Using average units basis.

                                                                     VALUE EQUITY FUND
                                                    ----------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                    09/30/03   09/30/02   09/30/01   09/30/00   09/30/99
                                                    --------   --------   --------   --------   --------
PER UNIT OPERATING PERFORMANCE:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year                  $ 64.12    $ 77.46    $ 88.10    $ 72.01    $ 56.27
                                                    -------    -------    -------    -------    -------
Income from Investment Operations:
  Investment income--net..........................     0.64       0.67       0.68       0.73       0.66
  Net realized and unrealized gain (loss) on
   investments....................................    10.87     (14.01)    (11.32)     15.36      15.08
                                                    -------    -------    -------    -------    -------
  Total from Investment Operations................    11.51     (13.34)    (10.64)     16.09      15.74
                                                    -------    -------    -------    -------    -------
  Net Asset Value, End of the Year................  $ 75.63    $ 64.12    $ 77.46    $ 88.10    $ 72.01
                                                    =======    =======    =======    =======    =======

    TOTAL RETURN..................................    17.95%    (17.22)%   (12.08)%    22.34%     27.97%

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses........................................    (1.32)%    (1.26)%    (1.18)%    (1.08)%    (1.06)%
  Expenses Including Expense Offsets..............    (1.32)%    (1.24)%    (1.17)%    (1.05)%    (1.02)%
  Investment income--net..........................     0.91%      0.84%      0.77%      0.91%      0.94%
Portfolio Turnover Rate                               77.13%     47.13%     38.58%     71.85%     90.14%
Net Assets at End of the Year ($1,000's)..........  $80,423    $65,726    $74,405    $88,445    $84,839

                 ----------------------------------
                  *  Using average units basis.

                                                                EMERGING GROWTH EQUITY FUND
                                                    ----------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                    09/30/03   09/30/02   09/30/01   09/30/00   09/30/99
                                                    --------   --------   --------   --------   --------
PER UNIT OPERATING PERFORMANCE:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year................  $ 51.05    $ 74.78    $131.34    $ 80.96    $ 54.90
                                                    -------    -------    -------    -------    -------
Income from Investment Operations:
  Investment (loss)--net..........................    (0.53)     (1.27)     (1.24)     (1.62)     (1.05)
  Net realized and unrealized gain (loss) on
   investments....................................    12.30     (22.46)    (55.32)     52.00      27.11
                                                    -------    -------    -------    -------    -------
  Total from Investment Operations................    11.77     (23.73)    (56.56)     50.38      26.06
                                                    -------    -------    -------    -------    -------
  Net Asset Value, End of the Year................  $ 62.82    $ 51.05    $ 74.78    $131.34    $ 80.96
                                                    =======    =======    =======    =======    =======

    TOTAL RETURN..................................    23.06%    (31.73)%   (43.06)%    62.23%     47.47%

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses........................................    (1.96)%    (1.99)%    (1.91)%    (1.79)%    (2.02)%
  Expenses Including Expense Offsets..............    (1.96)%    (1.97)%    (1.89)%    (1.79)%    (1.99)%
  Investment income (loss)--net...................    (0.98)%    (1.73)%    (1.29)%    (1.37)%    (1.55)%
Portfolio Turnover Rate...........................   161.68%     98.10%    102.33%    137.97%    222.98%
Net Assets at End of the Year ($1,000's)..........  $68,237    $52,867    $62,503    $98,703    $76,191


                 ----------------------------------
                  *  Using average units basis.


                                                                 INTERNATIONAL EQUITY FUND
                                                    ----------------------------------------------------
                                                      YEAR     YEAR       YEAR       YEAR       YEAR
                                                     ENDED     ENDED      ENDED      ENDED      ENDED
                                                    09/30/03   09/30/02   09/30/01   09/30/00   09/30/99
                                                    --------   --------   --------   --------   --------
PER UNIT OPERATING PERFORMANCE:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year................  $ 37.85    $ 45.54    $ 61.82    $ 55.87    $ 45.44
                                                    -------    -------    -------    -------    -------
Income from Investment Operations:
  Investment income (loss)--net...................     0.46       0.22       0.25       0.09      (0.21)
  Net realized and unrealized gain (loss) on
   investments....................................     5.35      (7.91)    (16.53)      5.86      10.64
                                                    -------    -------    -------    -------    -------
  Total from Investment Operations................     5.81      (7.69)    (16.28)      5.95      10.43
                                                    -------    -------    -------    -------    -------
  Net Asset Value, End of the Year................  $ 43.66    $ 37.85    $ 45.54    $ 61.82    $ 55.87
                                                    =======    =======    =======    =======    =======

    TOTAL RETURN..................................    15.35%    (16.89)%   (26.33)%    10.65%     22.95%

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses........................................    (1.70)%    (1.71)%    (1.62)%    (1.64)%    (1.98)%
  Expenses Including Expense Offsets..............    (1.70)%    (1.71)%    (1.62)%    (1.64)%    (1.97)%
  Investment income (loss)--net...................     1.13%      0.48%      0.45%      0.14%     (0.39)%
Portfolio Turnover Rate...........................    24.50%     17.60%     15.79%     30.82%    120.42%
Net Assets at End of the Year ($1,000's)..........  $57,042    $44,696    $48,356    $56,991    $49,288


                 ----------------------------------
                  *  Using average units basis.

                                                                 ACTIVELY MANAGED BOND FUND
                                                    ----------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                    09/30/03   09/30/02   09/30/01   09/30/00   09/30/99
                                                    --------   --------   --------   --------   --------
PER UNIT OPERATING PERFORMANCE:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year................  $  49.16   $  45.53   $  39.31   $  37.21   $  37.73
                                                    --------   --------   --------   --------   --------
Income from Investment Operations:
  Investment income--net..........................      2.54       2.66       2.78       2.67       2.32
  Net realized and unrealized gain (loss) on
   investments....................................     (1.20)      0.97       3.44      (0.57)     (2.84)
                                                    --------   --------   --------   --------   --------
  Total from Investment Operations................      1.34       3.63       6.22       2.10      (0.52)
                                                    --------   --------   --------   --------   --------
  Net Asset Value, End of the Year................  $  50.50   $  49.16   $  45.53   $  39.31   $  37.21
                                                    ========   ========   ========   ========   ========

    TOTAL RETURN..................................      2.73%      7.97%     15.82%      5.64%     (1.38)%

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses........................................     (0.93)%    (0.89)%    (0.85)%    (0.82)%    (0.78)%
  Investment income--net..........................      5.11%      5.69%      6.54%      7.09%      6.17%
Portfolio Turnover Rate...........................     77.69%     28.28%     11.60%     16.81%     42.18%
Net Assets at End of the Year ($1,000's)..........  $134,277   $131,720   $132,442   $153,930   $184,197

                 ----------------------------------
                  *  Using average units basis.

                                                                INTERMEDIATE-TERM BOND FUND
                                                    ----------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                    09/30/03   09/30/02   09/30/01   09/30/00   09/30/99
                                                    --------   --------   --------   --------   --------
PER UNIT OPERATING PERFORMANCE:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year................  $ 42.16    $ 40.48    $ 36.53    $ 34.54    $ 34.10
                                                    -------    -------    -------    -------    -------
Income from Investment Operations:
  Investment income--net..........................     1.36       1.95       2.17       2.07       1.85
  Net realized and unrealized gain (loss) on
   investments....................................    (0.66)     (0.27)      1.78      (0.08)     (1.41)
                                                    -------    -------    -------    -------    -------
  Total from Investment Operations................     0.70       1.68       3.95       1.99       0.44
                                                    -------    -------    -------    -------    -------
  Net Asset Value, End of the Year................  $ 42.86    $ 42.16    $ 40.48    $ 36.53    $ 34.54
                                                    =======    =======    =======    =======    =======

    TOTAL RETURN..................................     1.66%      4.15%     10.81%      5.76%      1.29%

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses........................................    (1.37)%    (1.33)%    (1.24)%    (1.20)%    (1.12)%
  Investment income--net..........................     3.20%      4.73%      5.62%      5.90%      5.40%
Portfolio Turnover Rate...........................    99.53%     71.62%     18.34%     14.39%     50.51%
Net Assets at End of the Year ($1,000's)..........  $38,204    $40,577    $43,019    $51,805    $62,524

                 ----------------------------------
                  *  Using average units basis.

                                                                 SHORT-TERM INVESTMENT FUND
                                                    ----------------------------------------------------
                                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                    09/30/03   09/30/02   09/30/01   09/30/00   09/30/99
                                                    --------   --------   --------   --------   --------
PER UNIT OPERATING PERFORMANCE:*
(for a unit outstanding throughout the year)
Net Asset Value, Beginning of Year................  $ 26.35    $ 25.88    $ 24.56    $ 23.28    $ 22.31
                                                    -------    -------    -------    -------    -------
Income from Investment Operations:
  Investment income--net..........................     0.35       0.52       1.19       1.26       1.05
  Net realized and unrealized gain (loss) on
   investments....................................    (0.15)     (0.05)      0.13       0.02      (0.08)
                                                    -------    -------    -------    -------    -------
  Total from Investment Operations................     0.20       0.47       1.32       1.28       0.97
                                                    -------    -------    -------    -------    -------
  Net Asset Value, End of the Year................  $ 26.55    $ 26.35    $ 25.88    $ 24.56    $ 23.28
                                                    =======    =======    =======    =======    =======

    TOTAL RETURN..................................     0.76%      1.82%      5.37%      5.50%      4.35%

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses........................................    (0.80)%    (0.80)%    (0.80)%    (0.80)%    (0.80)%
  Investment income--net..........................     1.32%      2.01%      4.68%      5.28%      4.63%
Decrease in above expense ratio due to fee
 waiver...........................................     0.87%      0.73%      0.70%      0.64%      0.46%
Net Assets at End of the Year ($1,000's)..........  $14,563    $19,782    $20,646    $19,170    $27,286


                 ----------------------------------
                  *  Using average units basis.

COUNSEL AND AUDITORS

                  Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, serves as counsel for the Trust. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, have been selected as auditors of the Trust.

                         NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE
                  OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

                              RSI RETIREMENT TRUST

The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI") which sets forth additional and more detailed information about the Trust. The SAI is incorporated by reference into this Prospectus.

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to unitholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Copies of the Statement of Additional Information or the annual or semi-annual reports to unitholders may be obtained without charge by contacting us at the address or telephone number below, Attention: Legal Compliance.

Information about the Trust (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090.

Reports and other information about the Trust are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act
File No. 811-04193




                                 [LOGO]

                              Broker/Dealer:
                            RETIREMENT SYSTEM
                            Distributors Inc.

                            317 Madison Avenue
                         New York, NY  10017-5201
                               800-772-3615

                             www.rsgroup.com

                   PART B: STATEMENT OF ADDITIONAL INFORMATION

                              RSI RETIREMENT TRUST

     A NO-LOAD SERIES MUTUAL FUND CURRENTLY OFFERING SEVEN INVESTMENT FUNDS.

                                                                CORE EQUITY FUND
                                                               VALUE EQUITY FUND
                                                     EMERGING GROWTH EQUITY FUND
                                                       INTERNATIONAL EQUITY FUND

                                                      ACTIVELY MANAGED BOND FUND
                                                     INTERMEDIATE-TERM BOND FUND
                                                      SHORT-TERM INVESTMENT FUND


TABLE OF CONTENTS                                           PAGE
                                                            ----
THE TRUST                                                    2
INVESTMENT STRATEGIES AND RISKS                              2
OTHER INFORMATION ABOUT THE FUNDS' INVESTMENTS               8
INVESTMENT RESTRICTIONS                                     11
MANAGEMENT OF THE TRUST                                     13
CONTROL PERSONS AND PRINCIPAL UNITHOLDERS                   21
INVESTMENT ADVISORY AND OTHER SERVICES                      22
BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER                 32
DISTRIBUTIONS AND TAXES                                     33
CALCULATION OF PERFORMANCE DATA                             34
VALUATION OF UNITS                                          40
GENERAL INFORMATION                                         41
FINANCIAL STATEMENTS                                        43


   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE TRUST'S PROSPECTUS DATED FEBRUARY 1, 2004, WHICH
               MAY BE OBTAINED BY WRITING TO RSI RETIREMENT TRUST,
   317 MADISON AVENUE, NEW YORK, NY 10017, ATTENTION: STEPHEN P. POLLAK, ESQ.

THE FINANCIAL STATEMENTS REQUIRED TO BE INCLUDED IN THIS STATEMENT OF ADDITIONAL
   INFORMATION ARE INCORPORATED BY REFERENCE FROM THE TRUST'S ANNUAL REPORT TO
            UNITHOLDERS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003.

                                FEBRUARY 1, 2004

                                    THE TRUST

HISTORY AND CURRENT STATUS

     RSI Retirement Trust (the "Trust") was established as a New York trust under the name The Savings Banks Retirement System pursuant to an Agreement and Declaration of Trust made as of October 22, 1940. The Agreement and Declaration of Trust, as amended from time to time, is referred to as the "Declaration of Trust". The Declaration of Trust was amended effective as of August 31, 1984, to provide for the continued operation of the Trust as an open-end diversified investment company under the name of Retirement System for Savings Institutions. Effective August 1, 1990 the Trust completed a reorganization and changed its name to RSI Retirement Trust.


     The Trust currently offers seven investment funds ("Investment Funds" or "Funds"): Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund (together, the "Equity Funds"), Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund (together, the "Bond Funds"). Each Fund has its investment objective and investment policies. However, a number of investment policies and restrictions are common to all the Funds or to the Equity Funds as a group or to the Bond Funds as a group. There is no assurance that any Investment Fund will be able to achieve its investment objective.


     As explained more fully below, the Trust has entered into an investment advisory agreement with Retirement System Investors Inc., a distribution agreement with Retirement System Distributors Inc. (the "Broker-Dealer"), and a service agreement with Retirement System Consultants Inc. (the "Service Company"), all of which are subsidiaries of Retirement System Group Inc. ("RSGroup(R)").

CLASSIFICATION

     The Trust is registered with the Securities and Exchange Commission ("Commission") as an open-end diversified management investment company. (Each of the Investment Funds also operates as a diversified company.) Registration of the Trust with the Commission does not mean that the Commission has approved the Trust's investment objectives and policies or passed upon the merits of the offering of beneficial interests in the Trust.

                         INVESTMENT STRATEGIES AND RISKS

     The following information is provided to supplement the information in the prospectus relating to investment strategies and risks. Unless otherwise indicated, the strategies and risks discussed apply to all Investment Funds unless otherwise noted.

     FOREIGN CURRENCY TRANSACTIONS

     The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Equity Fund may incur costs in connection with conversions between various currencies. The International Equity Fund will conduct its foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Each Investment Fund may enter into forward foreign currency exchange contracts as described herein. When an Investment Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the United States dollar cost or proceeds. By entering into a United States dollar forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Investment Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

     When an investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the investment manager may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Investment Fund's portfolio securities denominated in such foreign currency. A forward contract may also be used to protect a portion of the portfolio denominated in a foreign currency against an adverse movement in the value of that currency relative to other currencies. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. No Investment Fund intends to enter into such forward contracts on a regular or continuous basis, and will not do so if, as a result, such Investment Fund would have more than 25% of the value of its total assets committed to such contracts. No Investment Fund will enter into such forward contracts or maintain a net exposure in such contracts where such Investment Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Investment Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies (I.E., anticipated currency fluctuations will necessarily be considered as part of the investment decision process). However, the Trustees believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of an Investment Fund will be served.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for an Investment Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Investment Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Investment Fund is obligated to deliver.

     An Investment Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, no Investment Fund is required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the investment manager. The above described method of protecting the value of an Investment Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. The method simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     CASH EQUIVALENTS

     A portion of any Investment Fund may be held in cash equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper. For a description of repurchase agreements, SEE BELOW, and for a further description of the other instruments, SEE, "Investment Objectives and Policies -- Short-Term Investment Fund".

     REPURCHASE AGREEMENTS

     Each Investment Fund may enter into repurchase agreements. Under repurchase agreements, an Investment Fund purchases securities, bankers' acceptances and certificates of deposit, from a bank, broker-dealer, savings and loan association or other recognized financial institution with a concurrent obligation of the seller to repurchase such security within a specified time or on notice at a fixed price (equal to the purchase price plus interest). Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended ("Investment Company Act"). Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the value of the total assets of any Investment Fund. The Funds may enter into repurchase agreements for United States Government securities, mortgage-related securities (as defined in the Securities Exchange Act of 1934), other asset-backed securities rated at least AA or the equivalent, and other corporate bonds, notes or other debt instruments rated at least A or the equivalent. SEE, "Investment Objectives and Policies -- Short-Term Investment Fund".

     In the event of a bankruptcy or a default of a seller of a repurchase agreement, an Investment Fund could experience costs and delays in liquidating the securities held as collateral and the Investment Fund might incur a loss if the value of the collateral held declined during this period. Certificated securities purchased subject to resale must be placed in the physical possession of the Investment Fund's custodian. Uncertificated securities, such as Treasury Bills and most agency issues, which are recorded by book-entry on the records of the Federal Reserve Banks, must be transferred to the Fund's custodian by appropriate entry in the Federal Reserve Banks' records. If the value of the securities purchased declines below the sales price, additional securities sufficient to make the value of the securities equal to the sales price thereof must be deposited with the Investment Fund's custodian. If the seller defaults, the Investment Fund might incur a loss if the value of the securities securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the securities by the Investment Fund may be delayed or denied.

     REVERSE REPURCHASE AGREEMENTS

     Each Investment Fund may enter into reverse repurchase agreements with broker-dealers or financial institutions deemed creditworthy under guidelines approved by the board of the Investment Fund. Such agreements involve the sale of securities held by the Investment Fund pursuant to the Investment Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Reverse repurchase agreements are considered to be borrowings by the Investment Fund and may be entered into only when the investment manager believes an Investment Fund's earnings from the transaction will exceed the interest expense incurred.

     LENDING PORTFOLIO SECURITIES

     Any Investment Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by collateral (cash, government securities or Letters of Credit) equal to no less than the market value, determined daily, of the securities loaned. Securities may be lent to normal market participants such as broker-dealers. An Investment Fund which lends its securities will receive dividends or interest paid on the securities loaned. It may also earn interest on the loan itself. On termination of the loan, the borrower is required to return the securities to the Investment Fund. Any cash collateral deposited pursuant to loans of securities will be invested in cash equivalents including securities issued or guaranteed by the United States government, its agencies or instrumentalities. Income earned on the instruments, minus any amounts paid to the borrower for the use of cash, will be added to the asset value of the Investment Fund, increasing the value of each unit. At the same time, the value of the money market instrument may increase or decrease depending on movements in general interest rates during the period the instrument is held. If a decrease in value is greater than the net amount of income earned on the money market instrument, the asset value of the Investment Fund, and the value of each unit in that Investment Fund, will decline if the Investment Fund bears the responsibility for such investment. Letters of Credit will only be used if the issuing bank has a bond rating of "A" or better by one or more of the nationally known rating agencies. Loans of portfolio securities will be limited to 33-1/3% of the value of each Investment Fund's total assets. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Trust. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in securities loaned should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy.

     FUTURES AND OPTIONS TRANSACTIONS

     Any Investment Fund may purchase and sell stock index futures contracts and futures contracts on financial instruments and related options for the purpose of hedging against changes in values of such Fund's portfolio securities or options on stock indices held by such Fund. An Investment Fund may also purchase and sell forward foreign currency exchange contracts and related options and forward currency contracts for the purpose of hedging against changes in foreign currency exchange rates and executing other hedging strategies relating to portfolio securities. SEE, "Foreign Currency Transactions", above. Finally, any Investment Fund may invest in interest rate futures contracts and related options to hedge against changes in interest rates in relation to the interest rates that are reflected in portfolio securities. The ability of an Investment Fund to hedge successfully will depend on the investment manager's ability to forecast pertinent market movements, the success or accuracy of which cannot be assured.

     Options are valued at their last purchase price as of the close of options trading on the applicable exchange. Futures contracts are marked to market daily and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

     An Investment Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Investment Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. For purposes of the foregoing, a call option is "in-the-money" when the current market price is above the strike price and a put option is "in-the-money" when the current market price is below the strike price.

     Any Investment Fund may purchase call and put options on securities and on stock indices to attempt to increase such Investment Fund's total return. An Investment Fund may purchase call options when, in the opinion of the investment manager for such Investment Fund, the market price of the underlying security or index will increase above the exercise price. An Investment Fund will purchase put options when the investment manager for such Investment Fund expects the market price of the underlying security or index to decrease below the exercise price. When an Investment Fund purchases a call option it will pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Investment Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

     In addition, an Investment Fund may write covered put or call options on securities or stock indices. By writing options, the Investment Fund limits its profit to the amount of the premium received. By writing a call option, the Investment Fund assumes the risk that it may be required to deliver the security having a market value greater than at the time the option was written. By writing a put option, the Investment Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value. An Investment Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of such Investment Fund's net assets.

     The staff of the Securities and Exchange Commission has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in the Investment Company Act on investment companies' issuing senior securities. However, the staff has issued letters declaring that it will not recommend enforcement action if an investment company:

     (a) sells futures contracts to offset expected declines in the value of the investment company's portfolio securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the portfolio securities vis-a-vis the futures contracts);

     (b) writes call options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index, or otherwise;

     (c) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

     (d) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

     The Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

     There are risks associated with the use of futures contracts for hedging purposes. In a declining market environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities owned by an Investment Fund. Conversely, in a rising market environment the loss in the hedged position may be greater than the capital appreciation that an Investment Fund may experience in its securities positions. Further, if market values do not fluctuate, an Investment Fund will sustain a loss at least equal to the commissions on the financial futures transactions and premiums paid.

     The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying deliverable securities. The difference between these two price movements is called "basis". There are occasions when basis becomes distorted. All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing a variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying securities. In the event investors decide to make or take delivery (which is unlikely), liquidity in the futures market could be reduced, thus producing temporary basis distortion. Finally, the margin requirements in the futures market are lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

     Under certain circumstances, successful use of futures contracts by an Investment Fund is also subject to the respective investment manager's ability to correctly anticipate movements in the direction of the prices of the Investment Fund's underlying securities. For example, if an Investment Fund has hedged against the possibility of a decrease in the price of its securities and prices of such securities increase instead, the Investment Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Investment Fund has hedged with futures and has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Investment Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the futures market, it may not always be possible to execute a buy or sell order at the desired price or to close out a position due to market conditions, limits on open positions and/or daily price fluctuation limits. Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the contract can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract may therefore be locked into its position by an adverse price movement for several days or more, to its detriment. Should this occur, it may be possible for an investor to reduce its exposure to changing securities values through option transactions.

                 OTHER INFORMATION ABOUT THE FUNDS' INVESTMENTS

     FOREIGN INVESTMENT RISK: Investments currently may be made in the following countries: Australia; New Zealand; Hong Kong; Indonesia; Japan; Malaysia; Philippines; Singapore; South Korea; Thailand; Sri Lanka; Taiwan; Canada; South Africa; Austria; Belgium; Denmark; Finland; France; Germany; Greece; Ireland; Italy; Luxembourg; Netherlands; Norway; Portugal; Spain; Sweden; Switzerland; India; Pakistan; Turkey; United Kingdom; Jordan; Mexico; Argentina; Peru; Brazil; Chile and Venezuela. The International Equity Fund sub-investment adviser will not consider investments in any of these markets until the adviser, the International Equity Fund custodian and fund management are satisfied with local administrative and regulatory controls within each such market. Investments in securities of non-United States issuers and in securities involving foreign currencies involve investment risks that are different from investments in securities of United States issuers involving no foreign currency, including the effect of different economies, changes in currency rates, future political and economic developments and possible imposition of exchange controls or other governmental restrictions. There may also be less publicly available information about a non-United States issuer than about a domestic issuer, and non-United States issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Most stock exchanges outside the United States have substantially less volume than the New York Stock Exchange and securities of some non-United States companies are less liquid and more volatile than securities of comparable domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies outside than in the United States. In addition, with respect to certain countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries.

ACTIVELY MANAGED BOND FUND AND INTERMEDIATE-TERM BOND FUND

     Zero-coupon obligations pay no current interest. Zero-coupon obligations are sold at prices discounted from par value, with that par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations may be purchased if the yield spread between these obligations and coupon issues is considered advantageous, giving consideration to the duration of alternative investments. The market value of a zero-coupon obligation is generally more volatile than that of an interest-bearing obligation and, as a result, if a zero-coupon obligation is sold prior to maturity under unfavorable market conditions, the loss that may be sustained on such sale may be greater than on the sale of an interest-bearing obligation of similar yield and maturity.

     From time to time the Fund may invest in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and certain stripped mortgage-backed securities. CMOs generally represent a participation in, or are secured by, a pool of mortgage loans. The CMOs in which the Fund may invest are limited to United States government and related securities (including those of agencies or instrumentalities) such as CMOs issued by GNMA, FNMA and FHLMC. Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are lower than anticipated.

     REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity issuing the REMIC is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity generally must be assets directly or indirectly secured principally by real property.

SHORT-TERM INVESTMENT FUND

     OBLIGATIONS ISSUED BY OR GUARANTEED BY THE UNITED STATES GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. United States government obligations are bills, notes, bonds and other debt securities issued by the Treasury which are direct obligations of the United States government and differ primarily in length of their maturity. These obligations are backed by the "full faith and credit" of the United States. Obligations issued by an agency or instrumentality of the United States government are not direct obligations of the United States Treasury. Such obligations include notes, bonds and discount notes which may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Short-Term Investment Fund must look principally to the agency issuing or guaranteeing the obligations for ultimate repayment and may not be able to assert a claim against the United States itself, in the event the agency or instrumentality does not meet its commitments. Securities in which the Short-Term Investment Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association and the Farmers Home Administration.

     BANK OBLIGATIONS. These obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits issued by United States banks and foreign banks. Investments in United States bank obligations are limited to obligations of United States banks (including foreign branches), which are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. In addition, any United States bank whose obligations are held must have a class of unsecured debt obligations rated "A" or better by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or another nationally known rating service or, if not rated, be of comparable quality in the opinion of the investment manager.

     Investments in foreign bank obligations are limited to United States dollar denominated obligations of foreign banks which at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) in terms of assets, are among the 75 largest foreign banks in the world; (c) have branches or agencies in the United States; and (d) in the opinion of the investment manager, are of an investment quality comparable to obligations of United States banks which may be purchased.

     Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the present policy of the Short-Term Investment Fund not to invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, if more than 10% of the value of its total assets would be invested in such deposits or other illiquid securities.

     Obligations of foreign banks involve somewhat different investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

     COMMERCIAL PAPER AND MASTER DEMAND NOTES ISSUED BY UNITED STATES CORPORATIONS. Commercial paper is unsecured promissory notes issued to finance short-term credit requirements. The Short-Term Investment Fund's investments in commercial paper will be limited to commercial paper rated "Prime-1" by Moody's Investors Service, Inc., and rated "A-1" or better by Standard & Poor's Corporation. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master notes are callable on demand by the payees, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. The investment manager will take into account the creditworthiness of the issuer of master notes in making investment decisions with respect to such notes.

     BONDS, DEBENTURES OR NOTES ISSUED BY UNITED STATES CORPORATIONS. Bonds, debentures or notes are obligations of the issuing company to repay a set amount of money on a specific date and to pay interest (usually semi-annually) at a fixed or floating rate until maturity thereof. The corporate bonds, debentures and notes purchased by the Short-Term Investment Fund consist of bonds, debentures and notes which are callable on demand or have a remaining maturity of less than one year and which are rated "A" or better by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. or another nationally known rating service including all sub classifications indicated by modifiers of such "A" ratings, or, if not rated, have comparable quality in the opinion of the investment manager.

                             INVESTMENT RESTRICTIONS

     The following restrictions and fundamental policies ((a) through (o)) cannot be changed for any Investment Fund without the approval of the holders of a majority of the outstanding units of the affected Investment Fund or Funds. Each Investment Fund may not:

     (a)  Issue senior securities;

     (b) Borrow money in any Investment Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Investment Fund;

     (c)  Underwrite any issue of securities;

     (d) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose the United States government, its agencies and instrumentalities are not considered an industry) Purchase any securities in an Investment Fund that would cause 25% or more of the value of that Investment Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (as defined by Standard & Poor's); except that there is no limitation in any Investment Fund with respect to investments in obligations issued or guaranteed by the United States government or its agencies or instrumentalities;

     (e) Purchase or sell real estate, but this shall not prevent investments in instruments secured by real estate or interest therein or in marketable securities of issuers which invest in real estate or engage in real estate operations;

     (f) Make loans to other persons, except the Fund may make time or demand deposits with banks, may purchase bonds, debentures or similar obligations that are publicly distributed or of a type customarily purchased by institutional investors, may loan portfolio securities and may enter into repurchase and reverse repurchase agreements;

     (g) With respect to at least 75% of the value of any Investment Fund's total assets, purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States government, its agencies or instrumentalities) if as a result more than 5% of the value of the total assets of such Investment Fund would be invested in the securities of such issuer or all Investment Funds together would own more than 10% of the outstanding voting securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security;

     (h) Invest in companies for the purpose of exercising control or management, except a company all the stock of which is owned by the Fund and which provides administrative services to the Fund and others;

     (i) Pledge, mortgage or hypothecate the assets of any Investment Fund to any extent greater than 10% of the value of the total assets of that Investment Fund;

     (j) Purchase securities (other than stock index futures contracts and futures contracts on financial instruments and related options) on margin or make short sales of securities;

     (k) Purchase or sell commodities or commodity contracts except futures contracts on financial instruments, such as bank certificates of deposit and United States Treasury securities, foreign currencies and stock indexes;

     (l) Invest in securities of other investment companies except as part of a merger, consolidation, reorganization or purchase of assets approved by the Trust Participants;

     (m) Participate on a joint or joint and several basis in any securities trading account;

     (n) Purchase from or sell portfolio securities to its Trustees, officers or other "interested persons" (as defined in the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund, except as permitted by the Investment Company Act or any rules or orders thereunder;

     (o) Invest the assets of any Investment Fund in nonmarketable securities (including repurchase agreements and time deposits maturing in more than seven days but excluding master demand notes and other securities payable on demand) to any extent greater than 10% of the value of the total assets of that Investment Fund. If through the appreciation of nonmarketable securities, or the depreciation of marketable securities, an Investment Fund has more than 10% of its assets invested in nonmarketable securities, the Investment Fund will reduce its holdings of nonmarketable securities to 10% or less of its total assets as soon as practicable consistent with the objective of limiting any loss that may be sustained upon such reduction.

     Except as stated in (o) above, if an Investment Fund complies with a percentage restriction at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     Each Fund, other than the Short-Term Investment Fund, will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing the stated amounts (as described in the Prospectus) in investments suggested by each Fund's name.

     SECURITIES SUBJECT TO RESALE RESTRICTIONS

     No Investment Fund will invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not readily marketable, except for master demand notes, other securities payable upon demand, fixed-time deposits, notes secured by mortgages, repurchase agreements and instruments evidencing loans of securities.

TEMPORARY DEFENSIVE POSITIONS

     A portion of any Investment Fund may be held in cash equivalents. Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary "defensive" investment strategy.

To the extent that an Investment Fund is employing a defensive investment strategy, it may not be able to achieve its objective. The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper. For a description of repurchase agreements, SEE BELOW, and for a further description of the other instruments, SEE, "Investment Objectives and Policies -- Short-Term Investment Fund".

                             MANAGEMENT OF THE TRUST

     The business and affairs of the Trust, a New York common law trust, are managed by the Board of Trustees (the "Trustees"). The Trustees perform the duties and undertake the responsibilities, in effect, of a board of directors of an investment company. As Trustees, however, they must discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustees were last elected by vote of the Trust Participants at a meeting held on October 21, 2003. Pursuant to the Trust's Agreement and Declaration of Trust, the Trustees of the Trust have been divided into three classes of Trustees. At each annual meeting, one class of Trustees is elected. There is no limitation on the number of terms which may be served by any Trustee. The Trustees of the Trust and their principal occupations are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act, is indicated in the table below under "Interested Trustees."

     The Trust has 10 Trustees who are elected for staggered terms of three years each. The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act. The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. The Trustees hold six regular meetings a year. The Trust currently has five standing committees: an Audit Committee, a Governance Committee, an Investment Committee, a Nominating Committee, and a Proxy Committee. These committees meet from time to time between meetings of the Trustees to consider matters concerning the Trust.

     An important function of the Trustees is the selection of investment managers for the Investment Funds and the review and evaluation of their performance. The Trustees periodically evaluate the performance of the investment managers and review the continued appropriateness of the structure of the Investment Funds. The Trustees also periodically evaluate the allocation of assets among Investment Classifications and among Investment Funds and guidelines of investment for all Plans. Effective June, 1 2003, the Trustees retained Evaluation Associates, Inc. to assist them in the above matters, for which service the Fund paid Evaluation Associates, Inc. fees and expenses amounting to $25,000 for the Fund's fiscal year ended September 30, 2003. For the period October 1, 2002 through May 31, 2003, the Trustees retained Hewitt Associates, for whose service the Fund paid fees and expenses amounting to $67,418.

     The Trust has an Audit Committee, Governance Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee, with the exception of the Proxy Committee, are not "interested persons" of the Trust as defined in the Act.


     The Audit Committee, which met two times during the Trust's fiscal year ended

September 30, 2003, presently consists of Messrs. Cronin, Mancino and Willis. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

     The Governance Committee, which met two times during the Trust's fiscal year ended September 30, 2003, presently consists of Messrs. Chorbajian, McKenna and Schrauth. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.

     The Investment Committee, which met five times during the Trust's fiscal year ended September 30, 2003, presently consists of Ms. Cox and Messrs. Cronin, Kinkade and McKenna. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

     The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 2003, presently consists of Messrs. Chorbajian, McKenna and Schrauth. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.

     The Proxy Committee, which met one time during the Trust's fiscal year ending September 30, 2003, presently consists of Messrs. Ficalora, McKenna and Willis. The Proxy Committee oversees the preparation of proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.


                          TRUSTEES AND SENIOR OFFICERS

The following table gives background information about each member of the Trust's Board of Trustees and its senior officers. The table separately lists Trustees who are "interested persons" of the Trust and those who are "independent trustees," a majority of the Trustees. Trustees are "interested persons" of the Trust if they are officers of Retirement System Investors Inc. or its parent RSGroup(R), or by virtue of their executive positions with plan sponsors of plans of participation in the Trust that hold an interest in RSGroup(R) stock. The address of each Trustee and senior officer listed is RSI Retirement Trust, 317 Madison Avenue, 18th floor, New York, NY 10017. Each member of the Board of Trustees oversees all seven Investment Fund portfolios in RSI Retirement Trust and is elected for a three-year term.

Interested Trustees


   NAME, BIRTH DATE, POSITIONS                       PRINCIPAL OCCUPATION(S) DURING PAST 5
WITH TRUST AND YEAR SERVICE BEGAN                      YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------                    -------------------------------------
William Dannecker*                           President and Trustee of the Trust; Chairman of the
Birth Date:  December 5, 1939                Board of Directors of Retirement System Group Inc.;
President and Trustee                        Director of Retirement System Investors Inc.; Director
Began Serving: 1986                          of Retirement System Consultants Inc.; Director of
                                             Retirement System Distributors Inc.; Director of RSG
                                             Insurance Agency Inc.; and Chairman of the Board of
                                             Directors of RSGroup Trust Company.

Joseph R. Ficalora+                          Trustee of the Trust; President and Chief Executive
Birth Date:  August 12, 1946                 Officer of New York Community Bancorp, Inc.; Chief
Trustee                                      Executive Officer of New York Community Bank; Chairman
Began Serving:  2002                         of the Executive Committee of Community Bankers
                                             Association of New York State and Chairman of Group VI;
                                             President and Director of AMF Fund, Inc.; Director of
                                             the Queens Chamber of Commerce; President and Trustee
                                             of the Queens Library Foundation Board; Trustee of the
                                             Queens Museum of Art; Queensborough Community College
                                             Fund; Forest Park Trust; Flushing Cemetery; and Queens
                                             Borough Public Library.

William A. McKenna, Jr. ++                   Trustee of the Trust; Trustee, Chairman of the Board of
Birth Date:  December 26, 1936               Directors and formerly Chief Executive Officer,
Trustee                                      Ridgewood Savings Bank, Ridgewood, New York; Trustee of
Began Serving: 1998                          St. Joseph's College; Trustee of The Catholic
                                             University of America; Director of St. Vincent's
                                             Services; Director of Boys Hope Girls Hope; Director of
                                             AMF Large Cap Equity Institutional Fund Inc.; Director
                                             of Asset Management Fund; Director of Retirement System
                                             Group Inc.; Director of The Calvary Fund; Director of
                                             Irish Educational Development Foundation, Inc.; Member
                                             of the Cardinal's Committee of the Laity; and
                                             Executive-in-Residence, St. John's University.

* Mr. Dannecker is an "interested person" of the Trust because he is a director of RSGroup(R) and its subsidiary Retirement System Investors Inc., investment adviser to the Fund.
+ Mr. Ficalora is an "interested person" of the Trust because he is an executive officer of a plan sponsor of a plan of participation in the Trust that held an interest in RSGroup(R) stock.
++ Mr. McKenna is an "interested person" of the Trust because he is a Director of RSGroup(R).

Independent Trustees

   NAME, BIRTH DATE, POSITIONS                       PRINCIPAL OCCUPATION(S) DURING PAST 5
WITH TRUST AND YEAR SERVICE BEGAN                      YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------                    -------------------------------------
Herbert G. Chorbajian                        Trustee of the Trust; Director of Charter One
Birth Date:  September 4, 1938               Financial, Inc., since December 1998 and Vice Chairman
Trustee                                      from December 1998 to May 2003; Chairman and Chief
Began Serving: 1994                          Executive Officer from October 1990 and President and
                                             Director from June 1985 to November 1998 of ALBANK,
                                             FSB, Albany, New York; Chairman, President and Chief
                                             Executive Officer of ALBANK Financial Corporation,
                                             Albany, New York from December 1991 to November 1998;
                                             Director of the New York Business Development
                                             Corporation; Director or Trustee of the Northeast
                                             Health Foundation, Inc.; and the Albany Cemetery
                                             Association.

Candace Cox                                  Trustee of the Trust; Managing Director, Emerald
Birth Date:  August 26, 1951                 Capital Advisors, LLC; formerly Director of
Trustee                                      Institutional Investments with Lord Abbett & Co. from
Began Serving: 1992                          December 1999 to February 2000; President and Chief
                                             Investment Officer, Bell Atlantic (formerly NYNEX)
                                             Asset Management Company from November 1995 to May
                                             1998; and Director of the Financial Women's
                                             Association.

James P. Cronin                              Trustee of the Trust; President, Treasurer and Chief
Birth Date:  June 10, 1945                   Executive Officer of The Dime Savings Bank of Norwich,
Trustee                                      Norwich, Connecticut; Director or Trustee of Norwich
Began Serving: 1997                          Free Academy; St. Jude Common; John S. Blackmar Fund;
                                             W.W. Bockus Hospital; and RSGroup Trust Company.

Maurice E. Kinkade                           Trustee of the Trust; Adjunct Professor of Finance,
Birth Date:  January 10, 1942                Marist College; formerly Director of Development,
Trustee                                      Maplebrook School, Amenia, New York, from September
Began Serving: 1987                          1994 to June 2001.

Joseph L. Mancino*                           Trustee of the Trust; Co-Chairman of New York Community
Birth Date:  July 20, 1937                   Bancorp. Inc.; formerly Chairman and Chief Executive
Trustee                                      Officer of The Roslyn Savings Bank, Jericho, New York
Began Serving: 2000                          and Vice Chairman, President and Chief Executive
                                             Officer of Roslyn Bancorp, Inc.; Director of Helen
                                             Keller Services For The Blind; Theodore Roosevelt
                                             Council-Boy Scouts of America; Interfaith Nutrition
                                             Network; National Center for Disability Services; and
                                             Institutional Investors Capital Appreciation Fund, Inc.

William L. Schrauth                          Trustee of the Trust; retired President and Chief
Birth Date:  April 25, 1935                  Executive Officer, SBU Bank (formerly The Savings Bank
Trustee                                      of Utica), Utica, New York from August 1977 to December
Began Serving: 1981                          2000; Director of SBU Bank and Partners Trust Financial
                                             Group; and Director of RSGroup Trust Company.

Raymond L. Willis                            Trustee of the Trust; private investments; Chairman,
Birth Date:  January 12, 1936                U.T.C. Pension Trust, Ltd.; President, U.T. Insurance
Trustee                                      Ltd.; Director of Association of Private Pension and
Began Serving: 1985                          Welfare Plans; and Trustee of Employee Benefits
                                             Research Institute.


* Mr. Mancino was an "interested person" of the Trust prior to November 2003 because he was an executive officer of a plan sponsor of a plan of participation in the Trust that held an interest in RSGroup(R) stock.


Senior Officers

   NAME, BIRTH DATE, POSITIONS                       PRINCIPAL OCCUPATION(S) DURING PAST 5
WITH TRUST AND YEAR SERVICE BEGAN                      YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------                    -------------------------------------
Stephen P. Pollak                            Executive Vice President, Counsel and Secretary of the
Birth Date:  August 27, 1945                 Trust; Director, Executive Vice President, Counsel and
Executive Vice President, Counsel            Secretary of Retirement System Group Inc.; Director,
 and Secretary                               Vice President and Secretary of Retirement System
Began Employment: 1986                       Consultants Inc.; Director, Vice President, Secretary
                                             and Compliance Officer of Retirement System
                                             Distributors Inc.; Director, Vice President and
                                             Secretary of Retirement System Investors Inc.; Director
                                             and President of RSG Insurance Agency Inc.; Director,
                                             Executive Vice President, Counsel and Secretary of
                                             RSGroup Trust Company; and Secretary of The Multi-Bank
                                             Association of Delaware, Newark, Delaware.

Scott Ridenour                               Second Vice President and Treasurer of the Trust;
Birth Date: October 31, 1969                 Second Vice President of Retirement System Group Inc.,
Second Vice President and                    Second Vice President and Trust Officer of RSGroup
Treasurer                                    Trust Company; Registered Representative of Retirement

Began Employment: 2002                       System Distributors Inc.; formerly Conversion
                                             Administrator at Federated Investors, Pittsburgh,
                                             Pennsylvania.

C. Paul Tyborowski                           Executive Vice President of the Trust; Director,
Birth Date: September 4, 1953                President and Chief Executive Officer of Retirement
Executive Vice President                     System Group Inc.; Director, President and Chief
Began Employment: 2001                       Executive Officer of RSGroup Trust Company; President
                                             of Retirement System Distributors Inc.; President of
                                             Retirement System Investors Inc; President of the
                                             Multi-Bank Association of Delaware, Newark, Delaware;
                                             formerly Managing Director and Director of Marketing at
                                             Columbus Circle Investors, Stanford, Connecticut, and
                                             President and Chief Executive Officer of Columbus
                                             Circle Trust Co. from 1994 to 1998.

COMPENSATION

     The Trust pays to each Trustee who is not an officer of the Trust a fee of $950 for each board meeting and each committee meeting which they attend. A fee of $400 is paid to each non-officer Trustee who participates in a telephonic meeting. In addition, the Trust pays to each non-officer Trustee an annual fee of $15,000. Trustees may elect to defer to a future date a portion of such fees under a deferred compensation plan provided by the Trust under Section 457 of the Code.

     The Trustees hold six regular meetings a year. During the Trust's fiscal year ended September 30, 2003, total Trustee compensation amounted to $266,950. The Trustees and officers are reimbursed for their reasonable expenses incurred in attending meetings or otherwise in connection with their attention to the affairs of the Trust. During the Trust's fiscal year ended September 30, 2003, the total of such reimbursed expenses was $17,377.57.


     The Trust does not provide Trustees or officers, directly or indirectly, with any pension or retirement benefits for their services to the Trust. William Dannecker, the President of the Trust, is an officer of RSGroup(R), the Service Company and the Broker-Dealer, and receives compensation in such capacities. Michele A. Ward, Executive Vice President of the Trust, is an officer of RSGroup(R) and Retirement System Investors Inc. and receives compensation in such capacities. Stephen P. Pollak, Executive Vice President, Counsel and Secretary of the Trust, is an officer of RSGroup(R) and Retirement System Investors Inc., the Broker-Dealer and the Service Company, and receives compensation in such capacities. Scott Ridenour, Second Vice President and Treasurer of the Trust is an officer of RSGroup(R), the Broker-Dealer and the Service Company and receives compensation in such capacities.


     The Trustees received the compensation shown below for services to the Trust during the fiscal year ended September 30, 2003. No officer of the Trust receives any remuneration directly from the Trust for service to the Trust.

                                                          PENSION OR
                                     AGGREGATE            RETIREMENT                                       TOTAL
                                   COMPENSATION        BENEFITS ACCRUED        ESTIMATED ANNUAL         COMPENSATION
                                     FROM THE          AS PART OF TRUST         BENEFITS UPON           FROM TRUST**
        NAME OF TRUSTEE                TRUST               EXPENSES               RETIREMENT          PAID TO TRUSTEES
     Interested Trustees

     William Dannecker              $  12,950                 - 0 -                   - 0 -                12,950
     Joseph R. Ficalora                21,100                 - 0 -                   - 0 -                21,100
     William A. McKenna                24,350                 - 0 -                   - 0 -                24,350

     Independent Trustees

     Herbert G. Chorbajian             23,000             $   - 0 -                $  - 0 -                23,000
     Candace Cox                       26,350*            $   - 0 -                $  - 0 -                26,350
     James P. Cronin                   25,850                 - 0 -                   - 0 -                25,850
     Ralph L. Hodgkins, Jr.            22,250                 - 0 -                   - 0 -                22,250
     Maurice E. Kinkade                25,850*                - 0 -                   - 0 -                25,850
     Joseph L. Mancino                 21,100                 - 0 -                   - 0 -                21,100
     William L. Schrauth               23,200                 - 0 -                   - 0 -                23,200
     Raymond L. Willis                 27,150                 - 0 -                   - 0 -                27,150



     *  Aggregate compensation excludes amounts deferred under the Trust's
Section 457 Deferred Compensation Plan. The total amount of deferred compensation payable under the Plan as of September 30, 2003 is as follows: Ms. Cox $152,385 and Mr. Kinkade $187,240.


     ** The Trust is not a part of any larger fund complex.

Investment Fund Ownership by Trustees+

                                                DOLLAR RANGE OF EQUITY                          AGGREGATE DOLLAR RANGE OF
                                                  SECURITIES IN EACH                            ALL EQUITY SECURITIES IN
       NAME                                         INVESTMENT FUND                               ALL INVESTMENT FUNDS
       ----                                     ----------------------                        ----------------------------
William Dannecker*                 Core Equity Fund: $50,000 - $100,000                               Over $100,000
                                   Emerging Growth Equity Fund: $50,000 - $100,000
                                   Value Equity Fund: Over $50,000 - 100,000
                                   International Equity Fund: $50,001-$100,000

Joseph R. Ficalora*                                      None                                             None

William A. McKenna, Jr.*           Core Equity Fund: Over $100,000                                    Over $100,000
                                   Emerging Growth Equity Fund: Over $100,000
                                   Value Equity Fund:  Over $100,000
                                   Intermediate-Term Bond Fund: $50,001-$100,000
                                   Actively Managed Bond Fund:  $50,000 -  $100,000

Herbert G. Chorbajian                                    None                                             None

Candace Cox                                              None                                             None

James P. Cronin                    Core Equity Fund: Over $100,000                                    Over $100,000
                                   Emerging Growth Equity Fund: $10,001-$50,000
                                   Value Equity Fund: Over $100,000
                                   International  Equity Fund: $10,000-$50,000

Maurice E. Kinkade                 Core Equity Fund: Over $100,000                                    Over $100,000
                                   Emerging Growth Equity Fund: $50,001-$100,000
                                   International Equity Fund: $50,001 - $100,000

Joseph L. Mancino                  Actively Managed Bond Fund: $10,001-$50,000                       $10,001-$50,000

William L. Schrauth                Core Equity Fund: $50,001 - $100,000                               Over $100,000
                                   Emerging Growth Equity Fund: $10,001-50,000
                                   Value Equity Fund: $50,001- $100,000
                                   Intermediate-Term Bond Fund: $10,001-$50,000
                                   Actively Managed Bond Fund: Over $100,000

Raymond L. Willis                                        None                                             None

----------
+ Ownership as of September 30, 2003.

* Denotes a Trustee who is currently an "interested person" of the Trust, as defined in the Act.

CONTROL PERSONS AND PRINCIPAL UNITHOLDERS

     No person controls the Trust.

     A Plan of Participation of each of the Trust Participants listed below or an Individual Retirement Accountholder owned of record and beneficially five percent or more of the Trust's outstanding units and each of the Investment Fund's outstanding units, as of December 31, 2003. Defined Contribution Plans of Participation are indicated by an asterisk (*).


NAME                                                 PERCENTAGE
----                                                 ----------
TRUST (CONSIDERED AS A WHOLE):
    The Roslyn Savings Bank                            8.83
    Ridgewood Savings Bank                             7.44
    New York Community Bank                            5.75

CORE EQUITY FUND:
    The Roslyn Savings Bank                            8.79
    Ridgewood Savings Bank                             7.40
    New York Community Bank                            5.33

EMERGING GROWTH EQUITY FUND:

    The Roslyn Savings Bank                            8.83
    Ridgewood Savings Bank                             7.44
    New York Community Bank                            5.36

VALUE EQUITY FUND:
    The Roslyn Savings Bank                            7.62
    Ridgewood Savings Bank                             6.42

INTERNATIONAL EQUITY FUND:
    The Roslyn Savings Bank                           10.95
    Ridgewood Savings Bank                             9.23
    New York Community Bank                            6.65
    BSB Bank & Trust Company                           5.75
    SI Bank & Trust                                    5.39

ACTIVELY MANAGED BOND FUND:
    The Roslyn Savings Bank                            9.09
    Ridgewood Savings Bank                             7.66
    New York Community Bank                            6.83

INTERMEDIATE-TERM BOND FUND:
    The Roslyn Savings Bank                            9.30
    Ridgewood Savings Bank                             7.83
    New York Community Bank                            6.98

SHORT-TERM INVESTMENT FUND:

    Roslyn Savings Bank*                              17.72
    Emigrant Savings Bank                             15.56
    West Essex Bank*                                  11.90
    The Troy Savings Bank*                            11.38
    Flushing Savings Bank, FSB                         9.12
    IRA Account                                        6.16



     The addresses of these Trust Participants are as follows: BSB Bank & Trust Company 58-68 Exchange Street, Binghamton, NY 13902, Emigrant Savings Bank 5 East 42nd Street, New York, NY 10017; Flushing Savings Bank, FSB 144-51 Northern Boulevard, Flushing, NY 11354; New York Community Bank, 615 Merrick Avenue, Westbury, NY 11590, Ridgewood Savings Bank, 71-02 Forest Avenue, Ridgewood, NY 11385; The Roslyn Savings Bank, One Jericho Plaza, Second Floor, Jericho, NY 11573; SI Bank & Trust, 1535 Richmond Avenue, Staten Island, NY 10314; The Troy Savings Bank 433 River Street, Troy, NY 12180; West Essex Bank 417 Bloomfield Avenue, Caldwell, NJ 07006; IRA Account, Yorktown Heights, NY 10598.

     The Trustees and officers of the Trust own, as a group, less than 1% of the outstanding units of the Trust.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGERS


     RETIREMENT SYSTEM INVESTORS INC. ("RSI"), 317 Madison Avenue, New York, NY 10017, serves as the investment manager for each Investment Fund pursuant to an Investment Management Agreement dated October 21, 2003. RSI retains sub-investment advisers, subject to RSI's overall supervision, to manage the portfolios of the Core Equity Fund, Emerging Growth Equity Fund and International Equity Fund pursuant to Sub-Investment Advisory Agreements. RSI is responsible for overall management of each Investment Fund's business affairs, as well as managing the portfolios of each Investment Fund which does not have a sub-investment adviser.


The sub-investment advisers for the Core Equity Fund are Dresdner RCM Global Investors LLC ("Dresdner"), which is allocated 60% of that Investment Fund's assets for investment and Northern Trust Investments, N.A. ("NT"), which is allocated 40% of that Investment Fund's assets for investment.

The sub-investment advisers for the Emerging Growth Equity Fund are Batterymarch Financial Management, Inc. ("Batterymarch"), which is allocated 60% of that Investment Fund's assets for investment and Neuberger Berman Management Inc. ("NB Management"), which is allocated 40% of that Investment Fund's assets for investment. The sub-investment adviser for the International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited ("BIAM").


     RSI is a wholly-owned subsidiary of RSGroup(R). It was formed in March 1989 to act as investment adviser to certain of the Fund's Investment Funds and currently manages approximately $300 million in assets.

     BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED, 75 Holly Hill Lane, Greenwich, CT 06830, is a wholly-owned subsidiary of the Bank of Ireland Group. BIAM is part of the Bank of Ireland Asset Management group and was established in 1966. BIAM began managing portfolios for their North American based clients in 1989.

     BATTERYMARCH FINANCIAL MANAGEMENT, INC., 200 Clarendon Street, Boston, MA 02116, is a wholly owned, independent affiliate of Legg Mason, Inc., a diversified financial services company. Batterymarch was founded in 1969 to manage U.S. equity portfolios for institutional clients. As of September 30, 2003, Batterymarch managed approximately $9.2 billion in assets.


     DRESDNER RCM GLOBAL INVESTORS LLC, Four Embarcadero Center, San Francisco, CA 94111 is a wholly-owned subsidiary of US Holdings. US Holdings, a registered investment adviser is wholly-owned by Dresdner Bank AG, which is a subsidiary of Allianz AG, based in Germany. Dresdner was originally formed in 1970 as Rosenberg Capital Management and has approximately $30 billion under management in its San Francisco office and an additional $14 billion under management in affiliated offices.


     NEUBERGER BERMAN MANAGEMENT INC., 605 Third Avenue, New York, NY 10158, and its predecessor firms, dating to 1939, have specialized in investment management and established one of the first no-load mutual funds in 1950. Neuberger Berman, LLC, an affiliate of NB Management, may act as a broker in the purchase and sale of Emerging Growth Equity Fund securities, and provides NB Management with certain assistance in the management of the portfolio without added cost. NB Management and its affiliates currently manage approximately $70.5 billion in assets. NB Management became a wholly-owned subsidiary of Lehman Brothers Holdings Inc. on October 31, 2003. Lehman Brothers, a publicly traded company, is a leading global investment bank.

     NORTHERN TRUST INVESTMENTS, N.A., 50 South LaSalle Street, Chicago, IL 60675, established in 1997, is a wholly-owned subsidiary of The Northern Trust Company, which is the principal subsidiary of Northern Trust Corporation, a bank holding company. NT has been managing S&P 500 Index assets for over 25 years and currently manages approximately $60 billion in S&P Index assets.


     The Trustees select the investment manager and the investment manager selects sub-investment advisers based upon a quantitative and qualitative evaluation of their skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating sub-investment advisers.

     The investment manager and each sub-investment adviser has complete discretion to purchase and sell portfolio securities for its segment of an Investment Fund within the parameters of the Investment Fund's objectives, policies and restrictions. Although the investment manager's and each sub-investment adviser's activities are subject to general oversight by the Trustees, the Trustees do not evaluate the investment merits of the investment managers' individual security selections.

     Each Contract had or has an initial term of two years and remains in effect from year to year thereafter, if such continuance is approved in the manner required by the Investment Company Act. Each Contract may be terminated by either party, without penalty, on not more than 60 days' nor less than 30 days' written notice, or by vote of a majority of the unitholders. The Contracts will also terminate automatically in the event of "assignment" as defined in the Investment Company Act.

     The Investment Management and Sub-Investment Advisory Agreements provide for fees at the annual rates set forth in the following table. Except in the case of Dresdner and NT, the Sub-Investment Advisory fees are payable by RSI and not by the Investment Funds.

                                          TOTAL MANAGEMENT       SUB-INVESTMENT
       INVESTMENT FUND                          FEE               ADVISORY FEE
       ---------------                    ----------------       --------------
       CORE EQUITY FUND

       DRESDNER RCM
       First $100 Million                       .60%                 .40
       Next $300 Million                        .45                  .25
       Next $600 Million                        .40                  .20
       Over $1 billion                          .35                  .15

       NORTHERN TRUST
       First $25 million                        .36                  .16
       Next $25 million                         .30                  .10
       Next $50 million                         .26                  .06
       Over $100 million                        .24                  .04


       EMERGING GROWTH EQUITY FUND

       BATTERYMARCH
       First $25 million                       1.05                  .85
       Next $75 million                         .90                  .70
       Over $100 million                        .80                  .60

       NB MANAGEMENT                           1.00                  .80

       VALUE EQUITY FUND                                             N/A
       First $50 Million                        .60
       Next $150 Million                        .50
       Over $200 Million                        .40

       INTERNATIONAL EQUITY FUND
       First $20 Million                        .95                  .75
       Next $30 Million                         .70                  .50
       Over $50 Million                         .55                  .35

       ACTIVELY MANAGED BOND FUND                                    N/A
       First $50 Million                        .40
       Next $100 Million                        .30
       Over $150 Million                        .20

       INTERMEDIATE-TERM BOND FUND
       First $50 Million                                             N/A
       Next $150 Million                        .40
       Over $200 Million                        .30
                                                .20

       SHORT-TERM INVESTMENT FUND                                    N/A
       First $50 Million                        .25
       Over $50 Million                         .20


COMPENSATION PAID TO INVESTMENT MANAGERS FOR THE PAST THREE YEARS.

     Investment managers were paid the following amounts for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001:


                                       2003          2002          2001
CORE EQUITY FUND*
      RSI                           $  725,474    $  804,954    $  934,469
      N.T.                               3,168            --            --
      Dresdner                          16,301            --            --

VALUE EQUITY FUND
      RSI                           $  422,818    $  428,683    $  498,771

EMERGING GROWTH EQUITY FUND**
      RSI
      HLM                                   --    $  331,703    $  451,517
      Batterymarch                          --    $  341,907    $  344,361
      Neuberger Berman              $  281,145            --            --
                                    $  188,236            --            --

INTERNATIONAL EQUITY FUND
      BIAM                          $  303,839    $  292,395    $  314,276

ACTIVELY MANAGED BOND FUND
      RSI                           $  455,522    $  443,263    $  497,202

INTERMEDIATE-TERM BOND FUND
      RSI                           $  161,494    $  166,724    $  197,531

SHORT-TERM INVESTMENT FUND
      RSI                           $   45,068    $   49,480    $   48,275


* RSI managed this entire portfolio prior to September 15, 2003. RSI was terminated as portfolio manager effective September 15, 2003.

** RSI managed 15.85% of this portfolio, beginning February 8, 1999. HLM Management Company, Inc. (HLM) managed 50% of the portfolio from April 1, 1997 to February 8, 1999, and 84.15% of the portfolio from February 8, 1999 to September 30, 1999. RSI and HLM were terminated as portfolio managers effective October 2, 2002.

PROSPECTIVE MANAGER OF MANAGERS ADVISORY FEES

     The following table shows the advisory fee structure for the Trust with respect to each of its Investment Funds, if the "manager of manager" structure is implemented:

             INVESTMENT FUND                      ADVISORY FEE
             ---------------                      ------------
             Core Equity Fund           First $250 Million        .52%
                                        Over $250 Million         .48%

         Emerging Growth Equity Fund    First $150 Million       1.04%
                                        Over $150 Million         .94%

             Value Equity Fund          First $150 Million        .54%
                                        Over $150 Million         .48%

         International Equity Fund      Total Assets              .80%

         Actively Managed Bond Fund     First $250 Million        .34%
                                        Over $150 Million         .30%

         Intermediate-Term Bond Fund    First $100 Million        .40%
                                        Over $100 Million         .35%

         Short-Term Investment Fund     Total Assets              .25%

OTHER INVESTMENT MANAGER INFORMATION

     No investment manager provides any services to an Investment Fund except portfolio investment. However, if authorized by the Fund, an investment manager or its affiliate may execute portfolio transactions for the Funds and receive brokerage commissions therefor.

     An adviser may also serve as a discretionary investment manager or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Fund. Each Contract requires the adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities, but does not obligate the adviser to give the Fund exclusive or preferential treatment.

     Although the investment manager and the sub-investment advisers make investment decisions for an Investment Fund independently from those for their other clients, it is likely that similar investment decisions will be made from time to time. When an Investment Fund and a client are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to quantity between the Investment Fund and the clients in a manner considered by the investment manager to be equitable. In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as the particular Investment Fund is concerned. In other cases, however, it is believed that coordination and the ability to participate in volume transactions should be to the benefit of an Investment Fund.

ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT

     On July 24, 2003 the Board of Trustees of the Trust, including the Disinterested Trustees, approved the continuation of the Fund's Investment Management Agreement with RSI with respect to each Investment Fund for an additional one-year period. In approving the continuation of the Trust's Investment Management Agreement, the Board, including the Independent Trustees, considered (i) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by the adviser or its affiliates in connection with providing services to the Trust; (ii) the Trust's investment performance compared to a selected peer group, and to an appropriate index or combination of indices; (iii) the nature, quality, cost and extent of administrative and shareholder services performed by RSI and affiliated companies; (iv) the Trust's expense ratio, and expense ratios of similar funds; (v) economics of scale; (vi) the terms of the agreement; and
(vii) the overall organization of RSI, as well as RSI's profitability and financial condition.

     In addition, the Board reviewed the Consolidated Code of Ethics adopted by RSI, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Trust personnel in connection with their personal transactions in securities held or to be acquired by the Trust.

     In making their determination regarding the nature and quality of RSI's services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and subadvisers conducted by RSI's research teams. The Trustees received reports prepared independently by RSI, showing comparative fee and performance information of the Investment Funds, peer groups, and rankings within the relevant categories. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Investment Fund, manager and subadviser, and with respect to those Investment Funds with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Trustees considered statistical analyses prepared by RSI, staffing, and the resources of RSI and its affiliates in executing the services. The Trustees analyzed the structure and duties of RSI's accounting, operations, legal and compliance departments. The Trustees reviewed the Investment Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by RSI. Where applicable, the Trustees' considered that the Investment Funds' advisory and subadvisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. With respect to RSI's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Trustees considered RSI's relationships with its affiliates and the resources available to them.

     Based on their evaluation of all material factors, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair, reasonable, and that the existing Investment Management Agreement should be continued.

     The table, set forth above, entitled COMPENSATION PAID TO INVESTMENT MANAGERS FOR THE PAST THREE YEARS, sets forth the total advisory fees incurred by each Investment Fund pursuant to the Management Agreement, for the fiscal years ended September 30, 2003, 2002 and 2001.

     The Board of Trustees, including all of the Independent Trustees, considered and approved the Sub-Investment Advisory Agreements with respect to the applicable Investment Funds. In approving the Sub-Investment Advisory Agreements, the Board considered the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the sub-investment advisers; the amount and structure of the sub-investment advisers' fees generally and the fees payable under each Sub-Investment Advisory Agreement; comparative fee information of the Investment Funds and representative peer groups; the Investment Funds' investment performance compared to selected peer groups, and to an appropriate combination of indices; economies of scale; the sub-investment advisors' profitability and the terms of the Sub-Investment Advisory Agreements; and the management personnel and operations of the sub-investment advisers. As noted above, the materials provided to the Board by RSI contained comparative fee and performance information. The

Trustees considered this information as well as the level of assistance and diligence provided by each subadvisor with respect to marketing support, compliance and other matters. The Board also considered that the sub-investment advisory fees are paid by RSI and not the Investment Funds. The table, set forth above under THE INVESTMENT ADVISERS, shows the portion of total management fees paid by RSI to each sub-investment advisor. In addition, the Board was advised by Trust management that the Codes of Ethics of the sub-investment advisers contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Investment Fund personnel in connection with their personal transactions in securities held or acquired by the Investment Fund.

     After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Sub-Investment Advisory Agreements were in the best interests of each Investment Fund and its Unitholders.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS FOR THE CORE EQUITY FUND

     On August 26, 2003, the Trustees met and approved several changes relating to the investment management of the Core Equity Fund ("Core"). The Trustees approved the termination of the Trust's investment management agreement with RSI with respect to RSI's services as investment manager and portfolio manager of Core and approved two new investment managers to replace RSI, effective September 15, 2003. Portfolio management of the Fund was split, 60% - 40%, between two portfolio managers, Dresdner and NT, respectively.

     From August 1, 1990 until September 15, 2003, RSI directly managed Core. Overall, Core had performed well and the Trustees viewed favorably the investment management services that RSI had provided to Core. Nevertheless, because of both structural and performance related issues concerning Core's portfolio management during the 12 months prior to September 15, 2003, the Trustees determined that it was in the best interest of Core and the unitholders of Core, to hire Dresdner and NT as new portfolio management teams for Core.

     The investment management agreements with Dresdner and NT contained provisions enabling Dresdner and NT to assume sub-advisory roles upon the rehiring of RSI as the Trust's Investment Manager for Core. In evaluating a proposal to rehire RSI as the Core Investment Manager, the Trustees considered various factors, including RSI's performance as Investment Manager for the Trust's six other Investment Funds. At the Trustees' September 25, 2003 meeting, the Trustees, including a majority of independent Trustees, approved a new Investment Management agreement with RSI providing for rehiring of RSI as investment a manager for Core, and directed that it be submitted to Trust unitholders for approval. At the Annual Meeting of Trust unitholders, held on October 21, 2003, the unitholders approved the investment management agreements between the Trust and Dresdner and between the Trust and NT and approved the rehiring of RSI as the Trust's investment manager for Core. Dresdner and NT, respectively, thereupon assumed sub-advisory roles.

DISTRIBUTION AGREEMENT

     Pursuant to the Distribution Agreement, approved effective August 1, 1993, the Broker-Dealer will distribute and promote the sale of units in the Trust's Investment Funds without compensation for its services.

     Pursuant to the Distribution Agreement, the Broker-Dealer is responsible for paying all of the "distribution expenses" incurred in connection with the performance of its services on behalf of the Trust. For purposes of the Distribution Agreement, "distribution expenses" means all expenses which represent payment for activities primarily intended to result in the sale of units including, but not limited to, the following: (a) payments made to, and expenses of, persons or entities which provide sales services in connection with the distribution of units, including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Trust, processing transactions and providing any other service to new or prospective holders of units; (b) costs relating to the formulation and implementation of marketing and promotional activities with respect to units, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of the Trust to prospective holders of units; (d) costs involved in preparing, printing and distributing advertising and sales literature pertaining to units; and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities with respect to units that the Trust or the Broker-Dealer may, from time to time, deem advisable.

     The Distribution Agreement was initially effective until July 31, 1995, and remains in effect from year to year thereafter if such continuance is approved in the manner required under the Investment Company Act. The Distribution Agreement may be terminated by the Trust or the Broker-Dealer without penalty, on not more than 60 days' nor less than 30 days' written notice. The Distribution Agreement will also terminate automatically in the event of its "assignment" as defined in the Investment Company Act.

     The procedures for sales and redemption of Fund units are described in the Prospectus.

THE SERVICE AGREEMENT

     Effective August 1, 1990, the Trust entered into a Service Agreement with the Service Company, whereby the Service Company provides the Trust with the general administrative and related services necessary to carry on the affairs of the Trust.

     Pursuant to the Service Agreement, the Service Company has agreed to: (a) manage, supervise and conduct the affairs and business of the Trust, and matters incidental thereto, in a manner consistent with the Trust's Agreement and Declaration of Trust, Rules and Procedures, Statement of Investment Objectives and Guidelines and Prospectus, as these may be amended from time to time; (b) furnish or provide to the Trust such office space, equipment and personnel, and such clerical and back office services, as the Trust may reasonably require; (c) provide the Trust with stock transfer agent and registrar services and maintain sufficient trained personnel and equipment and supplies to perform such services; (d) provide the Trust with Plan administrative services necessary due to the fact that the Trustees of the Trust are the Trustee Administrator for each of the affected Participating Trusts under the Trust's Agreement and Declaration of Trust; and (e) provide the Trust with certain administrative services in connection with Individual Retirement Accounts. In addition, the Service Company provides information relating to the allocation of assets between equities and fixed income obligations and within specified Investment Funds of the Trust.

     Effective June 1, 2002, the Trustees of the Trust approved continuance of an amended Service Agreement with the Service Company. Under the current Service Agreement, the Service Company is paid a fee for its services as of the last day of each month such Service Agreement is in effect, at an annual rate of .50%, based on the average daily net assets of each of the Trust's separately managed Investment Fund portfolios for such month.

     The Service Company will pay all of the fees and expenses incurred by it in providing the Trust with the services and facilities described in the Service Agreement. The Trust will pay, or reimburse the Service Company for the payment of, the following fees and expenses incurred by or on behalf of the Trust, including, without limitation: (1) fees and expenses relating to investment advisory services; (2) fees and expenses of custodians and depositories; (3) fees and expenses of outside legal counsel, independent auditors and consultants; (4) interest charges; (5) all Federal, state and local taxes (including, without limitation, stamp, excise, income and franchise taxes); (6) costs of stock certificates and other expenses of issuing and redeeming units;
(7) costs incidental to unitholder meetings; (8) fees and expenses of registering or qualifying units for sale under Federal and state securities laws; (9) costs (including postage) of printing and mailing prospectuses, proxy statements and other reports and notices to unitholders and to governmental agencies (other than in connection with promoting the sale of units to prospective new investors); (10) premiums on all insurance and bonds; (11) fees and expenses of the Trust's Trustees; (12) fees and expenses paid to any securities pricing organization; and (13) fees and expenses paid to any third party arising out of any of the services relating to Participating Trusts and other unitholders, as described in the Service Agreement.

     The amended Service Agreement is initially effective until December 31, 2003, and will remain in effect from year to year thereafter if such continuance is approved in the manner required for investment advisory contracts under the Investment Company Act, and if, in addition, the following findings are made by a majority of the Trust's Trustees who are "not interested" (as defined in the Investment Company Act): (A) that the Service Agreement is in the best interests of the Trust and its unitholders; (B) that the services to be performed pursuant to the Service Agreement are services required for the operation of the Trust;
(C) that the Service Company can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (D) that the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     The Service Agreement may be terminated by the Trust or the Service Company, without penalty, on not more than 60 days' nor less than 30 days' written notice. The Service Agreement will also terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

CODE OF ETHICS

     The Trust and its Investment Adviser, RSI and Principal Underwriter have adopted a Consolidated Code of Ethics under Rule 17j-1 of the Investment Company Act (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of the access persons of each of these organizations, as described below.

The Code of Ethics requires that access persons subject to the Code pre-clear any personal securities investments in "private placement" securities (including all private equity partnerships, hedge funds, limited partnership or venture capital funds) and securities offered in an initial public offering (including so-called "hot" initial public offerings). In addition, no access person may purchase or sell any security that to his actual knowledge at the time of such purchase or sale is being considered for purchase or sale by the Trust or is being purchased or sold by the Trust.

Batterymarch, BIAM, Dresdner, Neuberger and NT, employed as subadvisers, have adopted Codes of Ethics similar to the Code of Ethics described above.

PROXY VOTING POLICIES AND PROCEDURES

     The Trustees of the Trust have delegated to the investment manager of each Fund the authority to vote proxies of companies held in the respective Fund's portfolio. Each investment manager intends to apply its pre-determined proxy voting guidelines when voting proxies on behalf of the Fund managed.

     Each manager recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of the Fund managed must do so in a manner consistent with the best interests of the Fund and its unitholders.

     Each investment manager will seek to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner, based on internal and external research, and without consideration of any client relationship factors. Furthermore, each investment manager may, in its discretion, engage a third party as an independent fiduciary, to vote proxies it receives.

     All proxies received by each investment manager are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the manager's policies on specific issues.

     Proposals that are believed to raise a material conflict of interest between the investment manager and the Fund are referred to the Fund's Board of Trustees. Specifically, the investment manager will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the manager's conflict so that the Board would be able to make an informed decision regarding the vote. If the Board does not respond to such a conflict disclosure request, or denies the request, the investment manager will refrain from voting the securities held by the Fund.


     When evaluating proposals, each investment manager considers the following factors:

        - protection of publicly held companies from the market's focus on short-term considerations;
        - providing management with short-term insulation from outside influences;
        - opposition of proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of its shareholder's; and
        - ability of management to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals.

     Accordingly, each investment manager is expected to generally vote in accordance with management on issues that the manager believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of investment.


                   BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER

     Each investment manager determines the broker to be used, if any, in each specific securities transaction executed on behalf of the Trust with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction, taking into consideration the quality of execution (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying information to an investment manager. The investment information provided to an investment manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Trust effects securities transactions are used by those investment managers to whom such services are furnished in carrying out their investment management responsibilities with respect to all their client accounts and not all such services may be used by such investment managers in connection with the Trust. There may be occasions where the transaction costs charged by a broker may be greater than those which another broker may charge if the investment manager determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research services provided by the executing broker. No investment manager has entered into agreements with any brokers regarding the placement of securities transactions because of research services they provide.

     The Trust's investment managers deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market or the third market. Investment managers may also purchase listed securities through the third market (I.E., transactions effected off the exchange with brokers). Where securities transactions are executed in the over-the-counter market or third market, each investment manager seeks to deal with primary market makers except in those circumstances where, in their opinion, better prices and executions may be available elsewhere.

     During the Trust's fiscal years ended September 30, 2003, September 30, 2002, and September 30, 2001, the Core Equity Fund paid aggregate brokerage commissions of $502,356, $208,893, and $48,335 respectively; the Emerging Growth Equity Fund paid aggregate brokerage commissions of $361,071, $194,724 and $77,282 respectively; the Value Equity Fund paid aggregate brokerage commissions of $242,527, $115,208 and $88,031 respectively; and the International Equity Fund paid aggregate brokerage commissions of $45,141, $20,892 and $29,610, respectively. The Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund paid no brokerage commissions for the fiscal years ended September 30, 2003, September 30, 2002 and September 30,2001.


     During the Trust's fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, the investment managers allocated to persons or firms supplying investment information to them the following amounts of transactions in portfolio securities of the respective Investment Funds listed below and associated brokerage commissions:



     NAME OF                           AMOUNT OF                   AMOUNT OF
     INVESTMENT FUND                   PORTFOLIO TRANSACTIONS      BROKERAGE COMMISSIONS
     ---------------                   ----------------------      ---------------------
    Core Equity Fund                    $   200,219,870(2003)      $    263,517(2003)
                                        $    40,785,762(2002)      $     74,756(2002)
                                        $    26,293,889(2001)      $     30,666(2001)

    Emerging Growth                     $    42,296,077(2003)      $     97,309(2003)
      Equity Fund                       $     9,446,538(2002)      $     16,338(2002)
                                        $     9,026,903(2001)      $     38,322(2001)

    Value Equity                        $    33,614,869(2003)      $     73,576(2003)
      Fund                              $    32,167,368(2002)      $     47,620(2002)
                                        $     9,941,051(2001)      $     14,486(2001)

    International                       $             0(2003)      $          0(2003)
      Equity Fund                       $        96,602(2002)      $        145(2002)
                                        $             0(2001)      $          0(2001)



     The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Trust has acquired during its most recent fiscal year. As of September 30, 2003, the Trust held repurchase agreements issued by Bear, Stearns & Co., Inc. valued at $68,726,807. Bear Stearns & Co., Inc. is a "regular broker or dealer" of the Trust.


PORTFOLIO TURNOVER

     The Investment Funds having a significant variation in portfolio turnover rates over the last two fiscal years were:


                                 9/30/2003   9/30/2002
Core Equity Fund                  120.81%      39.24 %
Value Equity Fund                  77.13%      47.13 %
Emerging Growth Equity Fund       161.68%      98.10 %
Actively Managed Bond Fund         77.69%      28.28 %
Intermediate-Term Bond Fund        99.53%      71.62 %

The reason for the variation from year-to-year in the turnover rate for these Funds was optimization of return potential, and in the case of the Core Equity Fund a realignment of the portfolio after a change in investment managers.

                             DISTRIBUTIONS AND TAXES

     With respect to the plans of Eligible Employers, the Trust has received from the Internal Revenue Service a determination that it is a commingled trust which is exempt from taxation under Section 501(a) of the Code with respect to funds derived from Participating Trusts which are pension or profit sharing trusts maintained in conformity with Section 401(a) of the Code.

     In order for the Trust to maintain its tax exempt status, only Qualified Trusts (including Individual Retirement Accounts) may participate in the Trust. In addition, all corpus and income belonging to any Qualified Trust must be used exclusively for the benefit of the participants and their beneficiaries under that Qualified Trust. No Participating Trust may assign any part of its interest in the Trust. The Trust must, at all times, be maintained as a domestic trust in the United States, and there must be a separate accounting for the interest of each Participating Trust in the Trust.

     The Trust does not intend to declare a dividend from its net investment income or to make distributions of any gains realized on sales of portfolio securities. Income on, and gains realized from the sale of, portfolio securities of each Investment Fund will be added to the total asset value of the assets of such Investment Fund and expenses and losses realized from the sale of portfolio securities of each Investment Fund will be subtracted from the total asset value of the assets of such Investment Fund. SEE, "Valuation of Units".

     Payments for units withdrawn from the Trust are not taxable upon their distribution to the trustees of a Qualified Trust which is qualified under
Section 401(a) or 408(e) of the Code. Distributions from such a trust to the beneficiaries thereof may be subject to Federal income taxation, unless "rolled over" into another tax-qualified trust or Individual Retirement Account. Qualifying distributions from a Roth IRA are not includable in gross income for Federal income tax purposes.

     The foregoing describes only certain Federal tax considerations relating to the Trust. Among other things, it does not describe other tax laws such as state or local taxes, does not describe the deductibility of contributions to Participating Trusts and does not describe the taxation of individual participants on the receipt of distributions from Participating Trusts. Trust Participants and Eligible Employers and Individual Retirement Accountholders should consult their individual tax advisors with respect to the taxes applicable to or in respect of their Plans.

                         CALCULATION OF PERFORMANCE DATA

YIELD

     The yield of each Investment Fund is calculated by dividing the net investment income per unit (as described below) earned by the Investment Fund during a 30-day (or one month) period by the net asset value per unit on the last day of the period and analyzing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Investment Fund's net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period. This calculation can be expressed as follows:

             Yield = 2 [(a-b+ 1)(TO THE POWER OF 6) - 1]
                         ---
                         cd

           Where:   a = dividends and interest earned during the period

                    b = expenses accrued for the period

                    c = the average daily number of units outstanding
                        during the period that were entitled to receive dividends

                    d = the net asset value per unit on the last day of the
                        period

     Except as noted below, for the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on debt obligations held by an Investment Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by an Investment Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     The yields on certain obligations, including instruments such as commercial paper and bank obligations, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service and Standard & Poor's Corporation represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by an Investment Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such event, the investment manager will consider whether the Investment Fund should continue to hold the obligation.

         For the 30-day period ended September 30, 2003, the yield for each Investment Fund as to which performance may be quoted in advertising was as follows:


           INVESTMENT FUND                   YIELD
           ---------------                   -----
           Core Equity Fund                  (0.24)%
           Emerging Growth Equity Fund       (1.56)%
           Value Equity Fund                  0.22%
           International Equity Fund         (0.19)%
           Short-Term Investment Fund         0.76%
           Intermediate-Term Bond Fund        1.26%
           Actively Managed Bond Fund         2.90%

TOTAL RETURN

     Average annual total return quotes ("Standardized Return") used in an Investment Fund's performance are calculated according to the following formula:

      P(1 + T)(TO THE POWER OF n)  =   ERV
     where:   P                    =   a hypothetical initial payment of $1,000
              T                    =   average annual total return
              n                    =   number of years (exponent)
              ERV                  =   ending redeemable value of a hypothetical
                                       $1,000 payment made at the beginning
                                       of that period.

     Under the foregoing formula, the time periods used will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication and will cover one, three, five and ten year periods or a shorter period dating from the effectiveness of an Investment Fund's registration statement. Average annual total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period.

     An Investment Fund also may include in advertising total return performance data that are not calculated according to the formula set forth above in order to compare more accurately the Investment Fund's performance with other measures of investment return. For example, an Investment Fund may calculate total return for specified periods of time by assuming the investment of $1,000 in Investment Fund units. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

     Set forth below are the average annual total returns for the period ending December 31, 2002 for each of the Investment Funds as to which performance may be quoted in advertising. Total returns are based on historical results and are not intended to indicate future performance. Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Investment Fund. Each Investment Fund's total returns show its overall change in value, including changes in unit price. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. (Footnotes are indicated at the end of the tables.)

                           Net Investment Performance

                     For Periods Ending December 31, 2003(1)


                                                                                                ANNUALIZED
                                                                         --------------------------------------------------------
                                          QTR. ENDED       12
                                            12/31/03       MONTHS        3 YEARS         5 YEARS        10 YEARS         15 YEARS
                                            -------        ------        -------         -------        --------         --------
EQUITY FUNDS

CORE EQUITY FUND                               9.65%         23.76%         -10.55%          -4.08%            8.26%         9.81%
   Lipper Large-Cap Core Funds
   Avg.(2)                                    11.13          25.59           -6.59           -1.75             8.78         10.58
     Percentile Ranking in
     Lipper Universe(3)                          83             68              89              81               64            72
   S&P 500(4)                                 12.18          28.69           -4.05           -0.57            11.06         12.21

VALUE EQUITY FUND                             12.15          23.88           -2.53            4.49            12.42         11.16
   Lipper Large-Cap Value Funds
   Avg.(5)                                    13.42          28.27           -1.09            2.07             9.65         11.18
     Percentile Ranking in
     Lipper Universe(3)                          88             90              71              17                6            53
   Russell 1000 Value(6)                      14.19          30.03            1.22            3.56            11.87         12.59

EMERGING GROWTH EQUITY FUND                   13.34          40.21          -13.05            0.92             7.07         10.25
   Lipper Small-Cap Core Funds
   Avg.(7)                                    15.04          44.24            8.18           10.07            10.04         11.12
     Percentile Ranking in
     Lipper Universe(3)                          78             61             100              98               94            82
   Russell 2000(8)                            14.53          47.25            6.27            7.13             9.47         10.95
   Russell 2000 Growth(9)                     12.69          48.53           -2.04            0.86             5.43          7.86

INTERNATIONAL EQUITY FUND                     15.80          26.46           -6.20           -0.98             3.31          4.10
   Lipper International Funds
   Avg.(10)                                   15.63          34.74           -3.97            1.28             4.65          6.37
     Percentile Ranking in
     Lipper Universe(3)                          45             92              68              70               72            92
   EAFE(11)                                   17.08          38.59           -2.91           -0.05             4.47          3.64

FIXED-INCOME FUNDS

INTERMEDIATE-TERM BOND FUND                    0.00           0.99            4.15            4.57             5.14          6.65
   Lipper Short-Intermediate (1               -0.07           1.51            5.56            5.23             5.42          6.83
   to 5 yrs mat.) U.S. Gov't
   Funds Avg.(12)
     Percentile Ranking in
     Lipper Universe(3)                          49             81              99              86               67            78
   Lehman Brothers
     Gov't.-Intermediate(13)                  -0.20           2.30            6.74            6.18             6.32          7.62

ACTIVELY MANAGED BOND FUND                     0.20           2.45            6.69            6.03             6.36          7.80
   Lipper General U.S.                        -0.31           1.30            5.78            5.17             5.69          7.18
   Government Funds Avg.(14)
     Percentile Ranking in
     Lipper Universe(3)                           8             11              16              13               11            16
   Lehman Brothers Aggregate(15)               0.32           4.11            7.57            6.62             6.95          8.37

CASH FUNDS

SHORT-TERM INVESTMENT FUND                     0.08           0.49            2.06            3.32             4.00          4.54
   Lipper Money Market Funds
   Avg.(16)                                    0.09           0.44            1.63            3.01             3.94          4.50
   90-Day U.S. Treasury Bills(17)              0.26           1.15            2.44            3.65             4.43          5.00
   Citigroup 6-Month U.S.
   Treasury Bills(17)                          0.26           1.18            2.51            3.67             4.48          4.99

TOTAL FUNDS

RSI RETIREMENT TRUST PLAN

CATEGORIES:(18)
   Category 1 - Conservative
   Risk(19)                                    6.31          14.91           -0.19            3.45              N/A           N/A
   Category 2 - Positive
   Risk(20)                                    8.08          18.70           -2.33            2.54             7.81          8.88

1- All performance results shown are net of management fees and all related investment expenses, unless otherwise footnoted.
2- Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees. Lipper Domestic Equity Fund Grouping that represents funds that invest in large companies, with wide latitude in the type of shares they buy. On average, the price-to-earnings ratios, price-to-book ratios, and three-year earnings growth are in line with those of the U.S. diversified large-cap funds' universe average.
3- Percentile Ranking- the number shown represents the Fund's position within its Lipper Universe benchmark. On a scale of 1 - 100, lower percentiles represent more favorable rankings, while higher numbers indicate lower relative performance. For example, if the Core Equity Fund for the quarter is number 543 out of 701 Large-Cap Core Funds, its percentile ranking would be 78 (543 divided by 701).
4- Reflects the performance of the broad equity market. Performance results reflect an unmanaged index and are gross, since expenses are not applicable.
5- Lipper Domestic Equity Fund Grouping that represents funds that invest in large companies, generally those that are considered undervalued relative to a major unmanaged stock index. These funds will normally have below average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth compared to the U.S. diversified large-cap funds' universe average. Prior to March 19, 2001, the Value Equity Fund was classified by Lipper Inc. as a Multi-Cap Value Fund.
6- A representative index that reflects the performance of approximately 750 stocks with a less than average growth orientation; low price-to-book and price-earnings ratios and higher dividend yields. The performance results reflect an unmanaged index and are gross, since expenses are not applicable.


7- Lipper Domestic Equity Fund Grouping that represents funds that invest in small companies. Small-cap core funds have more latitude in the companies in which they invest, and typically have an average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth compared to the U.S. diversified small-cap funds' universe average.


8- An index that reflects the performance of 2000 small-company securities (growth and value stocks with a dollar-weighted average market capitalization of approximately $635 million). The performance results reflect an unmanaged index and are gross, since expenses are not applicable.
9- A representative index which includes only small company growth securities (dollar-weighted average market capitalization is approximately $655 million). The performance results reflect an unmanaged index and are gross, since expenses are not applicable. This index is most representative of smaller stocks that are held in the Trust Emerging Growth Equity Fund.
10- Lipper World Equity Fund Grouping that represents funds that invest their assets in securities (with a wide market capitalization range) with primary trading markets outside the United States.
11- EAFE Index (Morgan Stanley Capital index covering Europe, Australia, and the
    Far East) represents greater than 1300 non-U.S. stocks in over 20 countries. The performance results reflect an unmanaged index and are gross, since expenses are not applicable.
12- Lipper Fixed-Income Fund Grouping that represents funds that invest at least
    65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of up to five years.
13- Index that consists of approximately 80% of U.S. Treasury issues and 20% of U.S. Government Agency issues with maturities ranging from one to ten years. Performance results reflect an unmanaged index and are gross, since expenses are not applicable.
14- Lipper Fixed-Income Fund Grouping that represents funds that invest at least
    65% of their assets in U.S. government and agency issues and typically maintain an average portfolio maturity of ten years or more.
15- Index that consists of U.S. Government, Corporate, Mortgaged-Backed and
    Asset Backed Issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years). Performance results reflect an unmanaged index and are gross, since expenses are not applicable.
16- Lipper Fixed-Income Fund Grouping that represents funds that invest principally in high quality financial instruments rated in top two grades with dollar-weighted average maturities of up to 90 days. The underlying funds generally intend to keep a constant net asset value of $1.00.

17- 90-Day and 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. Performance results for Citigroup 6-month T-bills reflect an unmanaged index and are gross, since expenses are not applicable. The source for the 90-Day Treasury Bills' data is the Federal Reserve.

18- The performance information of these two categories reflects asset allocation strategies employed by the Board of Trustees of RSI Retirement Trust with respect to those employee benefit plans over which the Board of Trustees has investment discretion. The asset allocation strategies are designed to take into account the differing levels of risk tolerance of such plans.

19- Effective 11/1/94, Category 1 (Conservative Risk Tolerance) replaces the former Low Risk and Average Risk Categories. The asset segment ranges for this Category are 45-55% for both equity and fixed-income.
20- Prior to 11/1/94, Category 2 (Positive Risk Tolerance) was the former category 3. The asset segment ranges for this Category are 60-70% for equity and 30-40% for fixed-income.

    N/A = Not Applicable

    FOR MORE COMPLETE INFORMATION ABOUT RSI RETIREMENT TRUST, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM RETIREMENT SYSTEM DISTRIBUTORS INC., 317 MADISON AVENUE, NEW YORK, NY 10017, CALL 1-800-772-3615.

    READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. RSI RETIREMENT TRUST IS DISTRIBUTED EXCLUSIVELY BY RETIREMENT SYSTEM DISTRIBUTORS INC. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

QUOTATIONS OF PERFORMANCE INFORMATION

     Each Investment Fund's performance may be quoted in advertising in terms of total return. Total returns are based on historical results and are not intended to indicate future performance. Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Investment Fund. Each Investment Fund's total return shows its overall change in value, including changes in Unit price. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in returns, they are not the same as actual year-by-year results.

     The performance of an Investment Fund, as well as the composite performance of all bond funds and all equity funds, may be compared to data prepared by Lipper, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe.

     In addition, the Trust may use performance data reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S DAILY, MONEY MAGAZINE, THE WALL STREET JOURNAL and USA TODAY.

                               VALUATION OF UNITS

     Net asset value per unit of each Investment Fund is determined by dividing the total value of each Investment Fund's assets, less any liabilities, by the number of outstanding units of the respective Investment Fund.

     The Trust determines the value of the assets held in each Investment Fund as of the close of the New York Stock Exchange composite transactions on each day on which the Exchange is open for trading (normally 4:00 p.m. Eastern Time), provided that such determination need be made only on each day on which units are to be valued for purposes of issuance or redemption. The following days are holidays on the New York Stock Exchange: January 1, New Year's Day; third Monday in January, Martin Luther King, Jr. Day; third Monday in February, Presidents' Day; Friday before Easter, Good Friday; last Monday in May, Memorial Day; July 4, Independence Day; first Monday in September, Labor Day; fourth Thursday in November, Thanksgiving Day; and December 25, Christmas Day. Except for debt securities with remaining maturities of 60 days or less, assets for which markets are available are valued as follows: (a) each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted equity security quoted on the NASDAQ is valued at the last current bid price obtained from the NASDAQ; (c) United States government and agency and instrumentality obligations are valued based upon bid quotations from various market makers for identical or similar obligations; and (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. Certain of these prices may be obtained by the Trust from a service which collects and disseminates such market prices. When approved by the Trustees, certain debt securities, including corporate debt obligations, may be valued on the basis of prices provided by such service when such prices are believed to reflect the fair market value of such debt securities.

     Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Trustees are apprised that amortized cost no longer represents fair market value. The Trust will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

     When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed by the Trustees to reflect the fair market value of such securities. These securities would normally be those which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     In the absence of an ascertainable market value, assets are valued at their fair market value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trustees.

     Investments denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange. Each foreign security is valued at its closing price or the mean between the jobber's bid and asked price, depending on the security and the exchange on which it is traded.

     The Trust does not ordinarily declare and pay dividends on its investment income. The Trust did, however, declare a dividend of shares of common stock of RSGroup in connection with the reorganization of the Trust and the transfer of certain assets of the Trust to RSGroup in 1990. SEE, "Distributions and Taxes." Income earned on assets in an Investment Fund is included in the total value of such Investment Fund's assets. Interest income on debt securities is accrued and added to asset value daily. Dividend income is recognized and added to asset value on the ex-dividend date. In addition, realized and unrealized gains or losses on investment securities of each Investment Fund will be added to or subtracted from, respectively, the asset value of that Investment Fund.

                               GENERAL INFORMATION

UNITS OF BENEFICIAL INTEREST AND VOTING RIGHTS

     The units offered hereby constitute units of beneficial interest in the respective Investment Funds as to which they have been issued. The Agreement and Declaration of Trust provides that the Trust may issue an unlimited number of units of beneficial interest without par value. The classes are treated as series for the purposes of the Investment Company Act and are referred to elsewhere in this Prospectus as Investment Funds. The Agreement and Declaration of Trust permits the Trustees to create an unlimited number of Investment Funds and, with respect to each Investment Fund, to issue an unlimited number of full and fractional units of beneficial interest of that Trust. Each class of units designated as a separate Investment Fund represents a separate pool of assets.

Currently, the Trust is offering units of beneficial interest in seven Investment Funds: Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund. The Trustees may classify or reclassify units into one or more Investment Funds so long as such classification or reclassification does not have a material adverse effect on Participating Trusts which own the units.

     The units of each Investment Fund are fully paid and non-assessable, except as described in the last paragraph hereunder, have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights. The voting rights of the units held by a Participating Trust are exercised by the named fiduciary or fiduciaries of the related Plan who have been duly vested in accordance with the provisions of ERISA, with authority to invest assets of the Plan in units of the Trust or, if applicable, the Individual Retirement Accountholder ("Trust Participant"). A Trust Participant is entitled to one vote for each full unit (and a fractional vote for each fractional unit) outstanding on the books of the Trust in the name of the Participating Trust. The units of each Investment Fund have non-cumulative voting rights, which means that the holders of more than 50% of the units voting for the election of the Trustees can elect 100% of the Trustees if they choose to do so. On any matter submitted to a vote of Trust Participants, all units of the Trust then issued and outstanding and entitled to vote, irrespective of the class, will be voted in the aggregate and not by class, except (a) when required by the Investment Company Act, units shall be voted by individual classes; and
(b) when the matter affects an interest of less than all classes, then only Trust Participants of Participating Trusts which own units of the affected series shall be entitled to vote thereon. Units vote in the aggregate on matters such as the election of Trustees; whereas, units are voted by class on matters such as the approval of an Investment Management Agreement and changing certain investment restrictions.

     Except as set forth below under "Termination of the Trust," as used in this Prospectus, when referring to the approvals to be obtained from Trust Participants in connection with matters affecting all of the Investment Funds, the term "majority" means the vote of the lesser of (1) 67% of the Trust's outstanding units present at a meeting if the holders of more than 50% of the outstanding units are present in person or by proxy, or (2) more than 50% of the Trust's outstanding units. When referring to the approvals to be obtained from Trust Participants in connection with matters affecting less than all of the Investment Funds, the term "majority" means the vote of the lesser of (A) 67% of each Investment Fund's outstanding units present at a meeting if the holders of more than 50% of the outstanding units of such Investment Fund are present in person or by proxy, or (B) more than 50% of such Investment Fund's outstanding units.

     No document shall be issued evidencing any interest in the Trust. No Participating Trust shall have the power to sell, assign or transfer any unit or all or any part of its equity or interest in the Trust or use it as security for a loan. The Service Company is a Transfer Agent and provides transfer agency services to the Trust. SEE, "Administration of the Trust -- The Service Agreement."

     Participating Trusts may be subject to liability for obligations of the Trust under the laws of some jurisdictions. Therefore, the Agreement and Declaration of Trust contains a disclaimer of liability of Participating Trusts and requires notice of such disclaimer be given in each obligation entered into or executed by the Trustees. It also provides for an indemnification out of Trust property for any Participating Trust held personally liable for the obligations of the Trust.

     Because units are not transferable, certificates representing units of the Trust will not be issued. All units purchased shall be confirmed to Trust Participants and credited to the accounts of the Participating Trusts on the Trust's books.

     The Trust reserves the right in its sole discretion to (a) suspend the availability of its units, or (b) to reject requests for admission, when in the judgment of the Trustees such suspension or rejection is in the best interests of the Trust. In addition, the availability of Investment Funds to Full Participating Trusts shall be subject to the applicable authorizing election of the Full Participating Employer and the guidelines established by the Trustees.

TERMINATION OF THE TRUST

     The Trust has been established to continue for such time as may be necessary to accomplish the purposes as to which it was created. Subject to approval of Participating Trusts which own at least a majority of the outstanding units of any Investment Fund, the Trustees may: (a) sell the assets of such Investment Fund to another trust or corporation in exchange for cash or securities of such trust or corporation, and distribute such cash or securities, ratably among the Participating Trusts which own the units of such Investment Fund; or (b) sell and convert into money the assets of such Investment Fund and distribute the proceeds or distribute such assets ratably among the Participating Trusts which own the units of such Investment Fund.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of any Investment Fund, the Trust will terminate as to that Investment Fund and the Trustees will be discharged of any and all further liabilities and duties and the right, title and interest of all parties will be canceled and discharged.

CUSTODIAN

     Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, acts as custodian of the assets of all Investment Funds.

EXPENSES

     All fees and expenses incurred in the administration of the Trust (other than expenses relating to the administration of Plans of Participation and any maintenance fee charged to Individual Retirement Accountholders), are charged to the Trust. Expenses relating to the administration of Plans of Participation are charged to Full Participating Employers. Expenses relating to the administration of Individual Retirement Accounts are charged to Individual Retirement Accountholders. Examples of expenses relating to the administration of Plans of Participation and Individual Retirement Accounts are general overhead expenses (other than for investment), particular expenses arising from services to particular Plans of Participation and Individual Retirement Accounts which are recorded on the basis of time records maintained by the Service Company and actuarial expense. Expenses chargeable to the Trust which are directly attributable to a particular Investment Fund are charged to that Investment Fund's operations. Expenses which are not attributable to a particular Investment Fund are allocated among the Investment Funds on bases which are deemed equitable by the Trustees.

FINANCIAL STATEMENTS

     The financial statements required to be included in this Statement of Additional Information are incorporated by reference from the Trust's Annual Report to unitholders for the fiscal year ended September 30, 2003. Other portions of the Trust's Annual Report, including Highlights of the Year, President's Message and Investment Performance and Asset Values, are not incorporated by reference and therefore do not constitute a part of this Registration Statement. A copy of the Trust's Annual Report may be obtained without charge by writing to RSI Retirement Trust, 317 Madison Avenue, 18th floor, New York, NY 10017, Attention: Stephen P. Pollak, Esq.

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS.

     EXHIBIT NUMBER     DOCUMENT
     --------------     --------
            1(a)        Agreement and Declaration of Trust made as of October
                        22, l940, as amended and restated effective August 1,
                        1990. (Filed as Exhibit 1(a) to Post-Effective Amendment
                        No. 18 to the Registrant's Registration Statement on
                        Form N-1A filed on January 21, 2000.)

            1(b)        Amendment No. 1 to the Agreement and Declaration of
                        Trust as amended and restated effective August 1, 1990.
                        (Filed as Exhibit 1(b) to Post-Effective Amendment No.
                        18 to the Registrant's Registration Statement on Form
                        N-1A filed on January 21, 2000.)

            1(c)        Amendment No. 2 to the Agreement and Declaration of
                        Trust as amended and restated effective August 1, 1990.
                        (Filed as Exhibit 1(c) to Post-Effective Amendment No.
                        18 to the Registrant's Registration Statement on Form
                        N-1A filed on January 21, 2000.)

            2 Rules and Procedures of the Trust, as amended. (Filed as Exhibit 2 to Post-Effective Amendment No. 18 to the
                        Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            3 Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1(a), 1(b), 1(c) and 2 above.

            4(a)        Investment Management Agreement between the Trust and
                        Retirement System Investors Inc., as amended and restated effective May 1, 2000. (Filed as Exhibit A to the Registrant's Definitive Proxy Statement on Schedule
                        14A filed on April 5, 2000.)

            4(b)        Investment Sub-Advisory Agreements between Retirement
                        System Investors Inc. and each of the investment sub-advisers listed below, and Schedule A thereto for each such Agreement, setting forth the terms of its respective compensation:

                        (1)     Bank of Ireland Asset Management (U.S.) Limited.
                                (Filed as Exhibit A to the Registrant's
                                Definitive Proxy Statement on Schedule 14A filed on March 29, 1999.)
                        (2) Batterymarch Financial Management, Inc. (Filed as Exhibit 4(b)(2) to Post-Effective Amendment
                                No. 22 to the

                                Registrant's Registration Statement on Form N-1A filed on June 5, 2003.)
                        (3)     Neuberger Berman Management Inc. (Filed as
                                Exhibit 4(b)(3) Post-Effective Amendment No. 22 to the Registrant Statement on Form N-1A filed on June 5, 2003.)
                        (4)     Dresdner RCM Global Investors LLC (Filed as
                                Exhibit F to the Registrant's Definitive Proxy
                                Statement on Schedule 14A filed on October 8,
                                2003.)
                        (5)     Northern Trust Investments, N.A. (Filed as
                                Exhibit G to the Registrant's Definitive Proxy
                                Statement on Schedule 14A filed on October 8,
                                2003.)

            5           Distribution Agreement (Filed as Exhibit 5 to
                        Post-Effective Amendment No. 18 to the Registrant's
                        Registration Statement on Form N-1A filed on January 21,
                        2000.)

            6           Retirement System for Savings Institutions Deferred
                        Compensation Plan. (Filed as Exhibit 6 to Post-Effective
                        Amendment No. 18 to the Registrant's Registration
                        Statement on Form N-1A filed on January 21, 2000.)

            7(a)        Custody Agreement dated December 21, 1989 between the
                        Trust and Custodial Trust Company. (Filed as Exhibit
                        7(c) to Post-Effective Amendment No. 18 to the
                        Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            7(b)        Schedule of Custodial Remuneration for Custodial Trust
                        Company. (Filed as Exhibit 7(d) to Post-Effective
                        Amendment No. 18 to the Registrant's Registration
                        Statement on Form N-1A filed on January 21, 2000.)

            8(a)        Undertaking Letter. (Filed as Exhibit 8(a) to
                        Post-Effective Amendment No. 18 to the Registrant's
                        Registration Statement on Form N-1A filed on January 21,
                        2000.)

            8(b)        Service Agreement. (Filed as Exhibit 8(b) to
                        Post-Effective Amendment No. 23 to the Registrant's
                        Registration Statement on Form N-1A filed on December 1,
                        2003.)

            8(c)        Reorganization Agreement. (Filed as Exhibit 8(c) to
                        Post-Effective Amendment No. 18 to the Registrant's
                        Registration Statement on Form N-1A filed on January 21,
                        2000.)

            9(a)        Opinion of Milbank, Tweed, Hadley & McCloy. (Filed as
                        Exhibit 9(a) to Post-Effective Amendment No. 18 to the
                        Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(a)       Consent of PricewaterhouseCoopers, LLP. (Filed as
                        Exhibit 10(a) to Post-Effective Amendment No. 18 to the
                        Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(b)       Consent of Milbank, Tweed, Hadley & McCloy. (Filed as
                        Exhibit 10(b) to Post-Effective Amendment No. 18 to the
                        Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(c)       Consent of McGladrey & Pullen, LLP. (Filed as Exhibit
                        10(c) to Post-Effective Amendment No. 18 to the
                        Registrant's Registration Statement on Form N-1A filed on January 21, 2000.)

            10(d)       Independent Auditor's Report of McGladrey & Pullen, LLP.
                        (Filed as Exhibit 10(d) to Post-Effective Amendment No.
                        18 to the Registrant's Registration Statement on Form
                        N-1A filed on January 21, 2000.)

            10(e) Consent of PricewaterhouseCoopers, LLP. (Filed herewith.)

            10(f)       Independent Auditor's Report of PricewaterhouseCoopers,
                        LLP. (Filed with the Registrant's Definitive 2000 Annual
                        Report on Schedule N-30D filed on November 29, 2001.)

            11          None.

            12          None.

            13          Not applicable.

            14          None.

            15(a)       Trust's Consolidated Code of Ethics. (Filed as Exhibit
                        15(a) to Post-Effective Amendment No. 19 to the
                        Registrant's Registration Statement on Form N-1A filed on January 29, 2001.)

            15(b)       Bank of Ireland Asset Management (U.S.) Limited Code of
                        Conduct. (Filed as Exhibit 15(b) to Post-Effective
                        Amendment No. 19 to the Registrant's Registration
                        Statement on Form N-1A filed on January 29, 2001.)

            15(c)       Batterymarch Financial Management, Inc. Code of Ethics.
                        (Incorporated herein by reference. Filed as corresponding exhibit to Post-Effective Amendment No. 23 to the Registration
                        Statement of Legg Mason Global Trust Inc., SEC File No.
                        33-56672, filed on April 10, 2002.)

            15(d)       Neuberger Berman Management Inc. Code of Ethics.
                        (Incorporated herein by reference. Filed as corresponding exhibit to Post-Effective Amendment No. 92 to the Registration Statement of Neuberger Berman Equity
                        Funds, SEC File No. 2-11357, filed on December 13,
                        2000.)

            15(e)       Dresdner RCM Global Investors LLC Code of Ethics.
                        (Incorporated herein by reference. Filed as corresponding Exhibit P (20) to Post-Effective Amendment
                        No. 28 to the Registration Statement of SunAmerica Style
                        Select Series Inc., SEC File No. 33-11283, filed on
                        February 28, 2001.)

            15(f)       Northern Trust Investments, N.A. Code of Ethics.
                        (Incorporated herein by reference. Filed as corresponding Exhibit (a)(3) to Post-Effective Amendment
                        No. 36 to the Registration Statement of Northern Funds,
                        SEC File No. 033-73404, filed on May 29, 2001.)

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

            Not applicable.


ITEM 25. INDEMNIFICATION.

            The Agreement and Declaration of Trust provides with regard to indemnification that:

     (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, employee of the Trustees performing the duties of the Trustees, or officer of the Trust or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Trust, and, with respect to any criminal action or proceeding, and had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the

Trust, and, with respect to any criminal action or proceedings that he had reasonable cause to believe that his conduct was unlawful.

     (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Trustee or officer of the Trust or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust; except, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     (c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Except as provided in subsection (c), any indemnification under subsection (a) or (b) (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of ERISA, and as authorized in the specific case upon a determination that indemnification of a Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in subsection (a) or (b). Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of members who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion, or (3) by the Trust Participants.

     (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustees or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Trust as authorized in this Article; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

     (f) The indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of Trust Participants or disinterested members of the Trustees or otherwise, both as to action in his official capacity and as to action in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee or the Trustee performing the duties of the

Trustees, or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee or officer of the Trust, or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, Trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Trust would have the power to indemnify him against such liability; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of ERISA.

     (h)    Anything to the contrary in the foregoing subsections (a) through
(g) notwithstanding, no Trustee or officer shall be indemnified against any liability to the Trust or its Participating Trusts to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and no Trustee, or officer shall be indemnified in any other case in which the Investment Company Act would restrict or prohibit such indemnification.

            In addition, the Trust provides for indemnification of Participating Trusts and Trust Participants under the following conditions:

            In case any Participating Trust or Trust Participant or former Participating Trust or Trust Participant shall be held to be personally liable solely by reason of his being or having been a Participating Trust or Trust Participant and not because of his acts or omissions or for some other reason, the Participating Trust or Trust Participant or former Participating Trust or Trust Participant (or its successor, in the case of the Participating Trust, or his heirs, executors, administrators or other legal representatives in the case of the Trust Participant) shall be entitled out of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Participating Trust or Trust Participant, assume the defense of any claim made against any Participating Trust or Trust Participant for any act or obligation of the Trust and satisfy any judgment thereon.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            SEE, "Investment Managers" in the Prospectus and "Investment Managers" in the Statement of Additional Information for a description of the investment managers.

            The following are, for each investment manager, the directors and officers who are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee and a description of such business, profession, vocation or employment of a substantial nature and, if engaged in the capacity of director, officer, employee, partner or trustee, the name and principal business address of the company with which the person specified is so connected and the nature of such connection:

RETIREMENT SYSTEM INVESTORS INC.:

                         POSITIONS                 OTHER BUSINESS, PROFESSION,
NAME                     WITH MANAGER              VOCATION, EMPLOYMENT
--------------------     ------------              ---------------------------
C. Paul Tyborowski       President                 -Director, President and Chief
                                                   Executive Officer
                                                   Retirement System Group Inc.
                                                   317 Madison Avenue
                                                   New York, NY  10017

                                                   -Director, President and Chief
                                                   Executive Officer
                                                   RSGroup Trust Company
                                                   135 Marginal Way, No. 610
                                                   Portland, ME  04104

                                                   -President and Registered Principal
                                                   Retirement System Distributors Inc.
                                                   317 Madison Avenue
                                                   New York, NY  10017

                                                   -President
                                                   Retirement System Investors Inc.
                                                   317 Madison Avenue
                                                   New York, NY  10017

                                                   -Executive Vice President
                                                   RSI Retirement Trust
                                                   317 Madison Avenue
                                                   New York, NY  10017

William Dannecker        Director                  -Chairman of the Board of Directors

                                                   Retirement System Group Inc.
                                                   317 Madison Avenue
                                                   New York, New York 10017

                                                   - Director
                                                   Retirement System Consultants Inc.
                                                   317 Madison Avenue
                                                   New York, New York 10017

                                                   - Director and Registered Principal
                                                   Retirement System Distributors Inc.
                                                   317 Madison Avenue
                                                   New York, New York 10017

                                                   -Chairman of the Board of Directors
                                                   RSGroup Trust Company
                                                   135 Marginal Way, No. 610
                                                   Portland, Maine  04104

                                                   -President and Trustee
                                                   RSI Retirement Trust
                                                   317 Madison Avenue
                                                   New York, New York  10017

                                                   -Director
                                                   RSG Insurance Agency Inc.
                                                   317 Madison Avenue
                                                   New York, New York 10017

Stephen P. Pollak        Executive Vice            -Executive Vice President, Counsel,
                         President, Secretary      Secretary and Director
                         and Director              Retirement System Group Inc.
                                                   317 Madison Avenue
                                                   New York, New York  10017

                                                   -President and Director
                                                   RSG Insurance Agency Inc.
                                                   317 Madison Avenue
                                                   New York, New York 10017

                                                   -Vice President, Counsel,
                                                   Secretary and Director
                                                   Retirement System Consultants Inc.
                                                   317 Madison Avenue
                                                   New York, New York  10017

                                                   -Vice President, Secretary and Director
                                                   Retirement System Distributors Inc.
                                                   317 Madison Avenue
                                                   New York, New York  10017

                                                   -Executive Vice President, Counsel
                                                    and Secretary
                                                   RSI Retirement Trust
                                                   317 Madison Avenue
                                                   New York, New York 10017

                                                   -Executive Vice President, Counsel,
                                                   Secretary and Director
                                                   RSGroup Trust Company
                                                   135 Marginal Way, No. 610
                                                   Portland, Maine  04104

Veronica A. Fisher       Treasurer                 -Vice President and Treasurer
                                                   Retirement System Group Inc.
                                                   317 Madison Avenue
                                                   New York, New York  10017

                                                   -Treasurer
                                                   Retirement System Consultants Inc.
                                                   317 Madison Avenue
                                                   New York, New York  10017

                                                   -Treasurer
                                                   Retirement System Distributors Inc.
                                                   317 Madison Avenue
                                                   New York, New York  10017


                                                   -Treasurer
                                                   RSG Insurance Agency Inc.
                                                   317 Madison Avenue
                                                   New York, New York  10017

                                                   -Treasurer
                                                   RSGroup Trust Company
                                                   135 Marginal Way, No. 610
                                                   Portland, Maine  04104

                                                   -Vice President and

                                                   Assistant Treasurer
                                                   RSI Retirement Trust
                                                   317 Madison Avenue
                                                   New York, New York  10017

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED:

                         POSITIONS                 OTHER BUSINESS, PROFESSION,
NAME                     WITH MANAGER              VOCATION, EMPLOYMENT
----                     ------------              ---------------------------
Denis Curran             Director and President    -Director and President
                                                   The New Ireland Fund, Inc.
                                                   c/o PFPC Inc.
                                                   101 Federal Street
                                                   Boston, MA  02110

Leila Long               Director and Head of      -Treasurer and Chief Financial Officer
                         Client Services           The New Ireland Fund, Inc.
                                                   c/o PFPC Inc.
                                                   101 Federal Street
                                                   Boston, MA  02110


BATTERYMARCH FINANCIAL MANAGEMENT, INC.:



                         POSITIONS                 OTHER BUSINESS, PROFESSION,
NAME                     WITH MANAGER              VOCATION, EMPLOYMENT
----                     ------------              ---------------------------
Francis X. Tracy         President, Chief          -Director
                         Financial Officer,        Batterymarch Financial
                         Secretary and             Management (Asia) Pte Ltd.
                         Treasurer

Edward A. Taber III      Director                  -Senior Executive Vice President and Head
                                                   of Institutional Asset management, Legg
                                                   Mason, Inc.

                                                   -Vice Chairman and Director
                                                   Legg Mason Fund Adviser, Inc.

                                                   -Manager
                                                   Brandywine Asset Management,
                                                   LLC

                                                   -Director
                                                   Howard Weil Financial

                                                   -Director
                                                   Legg Mason Canada Holdings Ltd.

                                                   -Director
                                                   Legg Mason Capital Management,
                                                   Inc.

                                                   -Director
                                                   Legg Mason Funds Management,
                                                   Inc.

                                                   -Director
                                                   Legg Mason Holdings Limited

                                                   -Director
                                                   Legg Mason Real Estate Services,
                                                   Inc.

                                                   -Director
                                                   Legg Mason (UK) Holdings PLC

                                                   -Director
                                                   LM Holdings Limited

                                                   -Director
                                                   3040692 Nova Scotia Company

                                                   -Director
                                                   Western Asset Management Company

                                                   -Director
                                                   Western Asset Management Company
                                                   Limited


Deepak Chowdhury         Director                  -Chief Executive Officer and
                                                   Director
                                                   Legg Mason Investors Asset
                                                   Managers, plc

                                                   -Vice President
                                                   Legg Mason Fund Adviser

                                                   -Director
                                                   Batterymarch Financial
                                                   Management (Asia) Pte Ltd.

                                                   -Manager
                                                   Brandywine Asset Management,
                                                   LLC

                                                   -Director
                                                   Legg Mason Asset Management,
                                                   LLC

                                                   -Director
                                                   Legg Mason Asset Management
                                                   (Asia) Pte Ltd.

                                                   -Director
                                                   Legg Mason Holdings Limited

                                                   -Director
                                                   Legg Mason Investments (Europe)
                                                   Limited

                                                   -Director
                                                   Legg Mason Investment Funds
                                                   Limited

                                                   -Director
                                                   Legg Mason Investments Holdings
                                                   Limited

                                                   -Director
                                                   Legg Mason Investments
                                                   Management Services Limited

                                                   -Director
                                                   Legg Mason (UK) Holdings plc

                                                   -Director
                                                   LM Funds Services, Inc.

                                                   -Director
                                                   LM Funds Services, Inc.

                                                   -Director
                                                   Western Asset Management Company (Asia)
                                                   Pte Ltd.

                                                   -Senior Vice President
                                                   Legg Mason Wood Walker, Incorporated

Timothy C. Scheve        Director                  -Senior Executive Vice President
                                                   Legg Mason, Inc.

                                                   -Vice President and Director
                                                   Legg Mason Wood Walker,
                                                   Incorporated

                                                   -President and Director
                                                   Legg Mason Tower, Inc.

                                                   -Director
                                                   Barrett Associates, Inc.

                                                   -Director
                                                   Bartlett & Co.

                                                   -Director
                                                   Berkshire Asset Management,
                                                   Inc.

                                                   -Manager
                                                   Brandywine Asset Management,
                                                   LLC

                                                   -Director
                                                   Fairfield Group, Inc.

                                                   -Director
                                                   Gray, Seifert & Co., Inc.

                                                   -Director
                                                   Legg Mason Canada Holdings Ltd.

                                                   -Director
                                                   Legg Mason Capital Management,
                                                   Inc.

                                                   -Director
                                                   Legg Mason Fund Adviser, Inc.

                                                   -Director
                                                   Legg Mason Funds Management,
                                                   Inc.

                                                   -Director
                                                   Legg Mason Holdings Limited

                                                   -Director
                                                   Legg Mason Limited

                                                   -Director
                                                   Legg Mason Properties, Inc.

                                                   -Director
                                                   Legg Mason Trust, fsb

                                                   -Director
                                                   Legg Mason (UK) Holdings plc

                                                   -Director
                                                   LM Fund Services, Inc.

                                                   -Director
                                                   LM Holdings Limited

                                                   -Director
                                                   3040692 Nova Scotia Company

                                                   -Director
                                                   PCM Holdings, Inc.

                                                   -Manager
                                                   PCM Holdings II, LLC

                                                   -Manager
                                                   Royce & Associates, LLC

                                                   -Director
                                                   Western Asset Management Company

                                                   -Director
                                                   Western Asset Management Company Limited

DRESDNER RCM GLOBAL INVESTORS LLC:

The address if each person listed below is Four Embarcadero Center, San Francisco, CA 94111.


                                        POSITIONS WITH               OTHER BUSINESS, PROFESSION,
NAME                                    MANAGER                      VOCATION EMPLOYMENT
----                                    -------                      -------------------
Udo Frank                               Managing Director; Chief     - Endowment Board Member
                                        Executive Officer; Member    K.-O. Goetz and Rissa Stiftung
                                        of Board of Managers and
                                        Executive Committee          -Advisor Fritz Thyssen Stiftung

Robert Goldstein                        Managing Director; Chief     -Member of the Executive Board Wisconsin
                                        Operating Officer;           Alumni Association
                                        General Counsel; Member
                                        of Board of Managers and
                                        Executive Committee

Joanne L. Howard                        Managing Director;           - Member of the Executive Board Wisconsin
                                        Co-Chief Investment          Alumni Association
                                        Officer of the Large Cap
                                        Growth Team; Member of       -Member of the Board Oregon Shakespeare
                                        Executive Committee          Festival Endowment Board

NEUBERGER BERMAN MANAGEMENT INC.:

                                        POSITIONS                    OTHER BUSINESS, PROFESSION,
NAME                                    WITH MANAGER                 VOCATION, EMPLOYMENT
----                                    ------------                 --------------------
Jeffrey B. Lane                         Director                     -Chief Executive Officer and Director
                                                                     Neuberger Berman Inc.


Robert Matza                            Director                     -Executive Vice President and Director
                                                                     Neuberger Berman Inc.


Heidi L. Steiger                        Director                     -Executive Vice President and Director
                                                                     Neuberger Berman Inc.


Jack Rivkin                             Chairman                     Executive Vice President
                                                                     Neuberger Berman Inc.


Peter E. Sundman                        President and Director       -Executive Vice President and Director
                                                                     Neuberger Berman Inc.


Ellen Metzger                           Secretary                    -Vice President
                                                                     Neuberger Berman, LLC


Joseph K. Herlihy                       Treasurer                    -Senior Vice President
                                                                     Neuberger Berman, LLC


Matthew S. Stadler                      Senior Vice President        -Senior Vice President
                                                                     Neuberger Berman Inc.


Robert Conti                            Senior Vice President        -Senior Vice President
                                                                     Neuberger Berman, LLC


Brian Gaffney                           Senior Vice President        -Senior Vice President
                                                                     Neuberger Berman, LLC


Thomas Gengler                          Senior Vice President        -Senior Vice President
                                                                     Neuberger Berman, LLC

Barbara Katersky                        Senior Vice President        -Senior Vice President
                                                                     Neuberger Berman, LLC

Neuberger Berman Management Company Inc. and Neuberger Berman, LLC are wholly owned subsidiaries or Neuberger Berman Inc. All are located at 605 Third Avenue, New York, NY 01058. Excluded from the foregoing list is employee participation with respect to not-for-profit agencies, charities, etc.

NORTHERN TRUST INVESTMENTS, N.A.:

The address of each person listed below is 50 South LaSalle Street, Chicago, IL 60675.

Stephen B. Timbers                      Chairman, President and     -Vice Chairman, The Northern Trust Corporation
                                        Chief Executive Officer     -Vice Chairman, Northern Trust Company
                                                                    -President, Northern Trust Global Investments

Carl J. Domino                          Director and Senior Vice    -Senior Vice President, The Northern Trust
                                        President                   Company

Orie Dudley, Jr.                        Director, Executive Vice    -Executive Vice President and Chief Investment
                                        President and Chief         Officer, Northern Trust Corporation
                                        Investment Officer          -Executive Vice President and Chief Investment
                                                                    Officer, The Northern Trust Company

Perry R. Pero                           Director                    -Vice Chairman/CFO, Risk Mgt. Business Unit
                                                                    Head, Northern Trust Corporation
                                                                    -Vice Chairman/CFO, Risk Mgt. Business unit
                                                                    Head, The Northern Trust Company

Alan W. Robertson                       Director and Senior Vice    -Senior Vice President, The Northern Trust
                                        President                   Company

Kevin W. Rochford                       Director and Senior Vice    -Senior Vice President, The Northern Trust
                                        President                   Company

Barry R. Sagrave                        Director and Senior         -Senior Vice President, The Northern

                                        Vice President              Trust Company

Terence J. Toth                         Director and Executive      -Executive Vice President, The Northern Trust
                                        Vice President              Company

Frederick H. Waddell                    Director                    -Executive Vice President, The Northern Trust
                                                                    Corporation

                                                                    -Executive Vice President, The Northern Trust
                                                                    Company

Lloyd A. Wennlund                       Director and Executive      -Executive Vice President, The Northern Trust
                                        Vice President              Company


ITEM 27.    PRINCIPAL UNDERWRITERS.

     (a) Retirement System Distributors Inc. acts as a principal underwriter for RSI Retirement Trust.

     (b) The following information is furnished with respect to the officers and directors of Retirement System Distributors Inc., 317 Madison Avenue, New York, New York 10017, Registrant's principal underwriter:

                                         POSITION AND OFFICES
                                         WITH PRINCIPAL                 POSITION AND OFFICES WITH
                     NAME                UNDERWRITER                           REGISTRANT
       William Dannecker                 Director                       President and Trustee

       C. Paul Tyborowski                President                      Executive Vice President

       Stephen P. Pollak                 Vice President, Secretary      Executive Vice President,
                                         and Director                   Counsel and Secretary

       Veronica A. Fisher                Treasurer                      Vice President and Assistant
                                                                        Treasurer


(c)    None.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

            The physical possession of each account, book or other document of the Registrant, will be maintained by the Registrant, or Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231.

ITEM 29.    MANAGEMENT SERVICES.

            Retirement System Consultants Inc.
            317 Madison Avenue
            New York, New York  10017.

ITEM 30.    UNDERTAKINGS.

            Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York, on the 30th day of January 2004.


                                                       RSI RETIREMENT TRUST



                                                       By:/s/ William Dannecker
                                                          ---------------------
                                                       William Dannecker,
                                                       President and Trustee


            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                     DATE
---------                                   -----                                     ----
/s/ William Dannecker                       President                                 January 30, 2004
---------------------                       (Principal Executive Officer), Trustee
  William Dannecker

/s/ Scott Ridenour                          Second Vice President and Treasurer       January 30, 2004
------------------                          (Principal Financial and Accounting
 Scott Ridenour                             Officer)

/s/ Herbert G. Chorbajian                   Trustee                                   January 30, 2004
-------------------------
 Herbert G. Chorbajian

/s/ Candace Cox                             Trustee                                   January 30, 2004
---------------
 Candace Cox

/s/ James P. Cronin                         Trustee                                   January 30, 2004
-------------------
 James P. Cronin

/s/ Joseph R. Ficalora                      Trustee                                   January 30, 2004
----------------------
 Joseph R. Ficalora

/s/ Maurice E. Kinkade                      Trustee                                   January 30, 2004
----------------------
 Maurice E. Kinkade

/s/ Joseph L. Mancino                       Trustee                                   January 30, 2004
---------------------
 Joseph L. Mancino

/s/ William A. Mckenna                      Trustee                                   January 30, 2004
----------------------
 William A. McKenna

/s/ William L. Schrauth                     Trustee                                   January 30, 2004
-----------------------
 William L. Schrauth

/s/ Raymond L. Willis                       Trustee                                   January 30, 2004
---------------------
 Raymond L. Willis


                                INDEX TO EXHIBITS

    EXHIBIT NUMBER     DESCRIPTION


    EX-99.10.e         Consent of Pricewaterhouse Coopers LLP